UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.     )

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Ivy Funds
InvestEd Portfolios
Ivy Variable Insurance Portfolios
(Names of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IVY FUNDS
INVESTED PORTFOLIOS
IVY VARIABLE INSURANCE PORTFOLIOS

6300 Lamar Avenue
Overland Park, Kansas 66202

January 29, 2021
Dear Shareholder:
Two separate joint special meetings of the shareholders of the Ivy Funds, InvestEd Portfolios and Ivy Variable Insurance Portfolios (each individually, a “Trust,” and collectively, the “Trusts”) and each series of each Trust as set forth on Appendix A (each individually, a “Fund,” and collectively the “Funds”) will be held via audio teleconference on April 1, 2021.  The first meeting will be held at 10:30 a.m., Central Time (the  “First Meeting”) and the second meeting will be held at 12:00 p.m., Central Time (the “Second Meeting”) (each, a “Meeting” and collectively, the “Meetings”).  You are receiving this letter because you were a shareholder of record of at least one Fund as of January 22, 2021 (the “Record Date”).
The Meetings are being held to approve matters important to your Fund relating to Macquarie Group Limited’s (“Macquarie Group”) proposed acquisition of Waddell & Reed Financial, Inc. (“WDR”).  On December 2, 2020, WDR, the parent company of Ivy Investment Management Company (“IICO”), and Macquarie Group, including its asset management division Macquarie Asset Management (together, “Macquarie”), announced that they had entered into an agreement whereby Macquarie will acquire WDR (the “Transaction”).  The Transaction is subject to approval by WDR’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals.  Subject to such approvals and the satisfaction of certain other conditions, the Transaction is expected to close by mid-2021 (the “Closing”). Upon the Closing of the Transaction, each Fund’s investment advisory agreement will automatically terminate in accordance with its terms and applicable regulations.
In order to help ensure that each Fund’s investment program continues uninterrupted upon the Closing, I am asking for your vote at the Meetings on the following proposals affecting the Funds, as well as to transact such other business as may properly come before the Meetings or any adjournments thereof:

First Meeting Proposal:

1. To elect fourteen (14) trustees to the Board of Trustees of each Trust.
Second Meeting Proposals:

1.	To approve a new investment advisory agreement for each Fund.

2.	To approve each Fund’s ability to rely on a new manager of managers exemptive order.

The Board of Trustees of each Trust has approved, and unanimously recommends that you vote FOR each proposal, including FOR all trustee nominees.

Detailed information about the proposals is contained in the enclosed materials. Please review and consider the enclosed materials carefully, and then please take a moment to vote.

Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our shareholders, employees, and community, the Meetings will be conducted exclusively via audio teleconference. Any shareholder wishing to participate in the Meetings telephonically can do so. If you were a record holder of  Fund shares as of the Record Date, please email our proxy solicitor, Di Costa Partners, at meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on March 31, 2021 to register. Please include the Fund’s name(s) in the subject line and provide your name and address in the body of the e-mail. Di Costa Partners will then e-mail you the conference call dial-in information and instructions for voting during the Meetings. If you held Fund shares through an intermediary, such as a broker-dealer, as of the Record Date, and you want to participate in the Meetings, please e-mail Di Costa Partners at meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on March 31, 2021 to register. Please include the Fund’s name(s) in the subject line and provide your name, address and proof of ownership as of the Record Date from your intermediary. Please be aware that if you wish to vote at the Meetings you must first obtain a legal proxy from your intermediary reflecting the Fund’s name(s), the number of Fund shares you held and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or e-mail an image of the legal proxy to Di Costa Partners at meetinginfo@dicostapartners.com and put “Legal Proxy” in the subject line. Di Costa Partners will then e-mail you the conference call dial-in information and instructions for voting during the Meeting. The conference call dial-in number will only be active for the date and time of the Meetings. If you have any questions prior to the Meetings, please call Di Costa Partners at the phone number provided below.

Whether or not you plan to attend the Meetings via audio teleconference, your vote is needed.

Attendance at the Meetings will be limited to shareholders of the Funds and Trusts as of the close of business on January 22, 2021. You are entitled to receive notice of, and to vote at, each Meeting and any adjournment of each Meeting, even if you no longer hold shares of an applicable Fund. Your vote is important no matter how many shares you own. It is important that your vote be received no later than the time of each Meeting.

Voting is quick and easy. Everything you need is enclosed. You may vote by completing and returning your proxy card/voting instruction form in the enclosed postage-paid return envelope, by calling the toll-free telephone number listed on the enclosed proxy card/voting instruction form, or by visiting the Internet website listed on the enclosed proxy card/voting instruction form. You may receive more than one set of proxy materials if you hold shares in more than one account. Please be sure to vote each proxy card/voting instruction form you receive. If we do not hear from you, our proxy solicitor, Di Costa Partners, may contact you. This will ensure that your vote is counted even if you cannot or do not wish to attend the Meetings. If you have any questions about the proposals or how to vote, you may call Di Costa Partners at 833-290-2605 and a representative will assist you.

Your vote is important to us. Thank you for your response and for your investment.

Sincerely,
Philip J. Sanders
President of the Trusts

IVY FUNDS
INVESTED PORTFOLIOS
IVY VARIABLE INSURANCE PORTFOLIOS

6300 Lamar Avenue
Overland Park, Kansas 66202

NOTICE OF JOINT SPECIAL MEETINGS OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that two separate joint special meetings of the shareholders of the Ivy Funds, InvestEd Portfolios and Ivy Variable Insurance Portfolios (each individually, a “Trust,” and collectively, the “Trusts”) and each series of each Trust as set forth on Appendix A (each individually, a “Fund,” and collectively the “Funds”) will be held via audio teleconference on April 1, 2021.   The first meeting will be held at 10:30 a.m., Central Time (the  “First Meeting”) and the second meeting will be held at 12:00 p.m., Central Time (the “Second Meeting”) (each, a “Meeting” and collectively, the “Meetings”).  At the Meetings, shareholders will be asked to consider and vote upon the following proposals (collectively, the “Proposals,” with each being a “Proposal”) and to act upon any other business which may properly come before the Meetings or any adjournment or postponement thereof:
Shareholders Entitled to Vote
First Meeting Proposal

1.  To elect fourteen (14) trustees to the Board of Trustees of each Trust (the “Trustee Election Proposal”).

Second Meeting Proposals

1. To approve a new investment advisory agreement for each Fund (the “New Investment Advisory Agreement Proposal”).

2. To approve each Fund’s ability to rely on a new manager of managers exemptive order (the “Manager of Managers Proposal”).

All shareholders of each Trust, voting separately All shareholders of each Fund, voting separately All shareholders of each Fund, voting separately

The Board of Trustees of each Trust (collectively, the “Board”) has approved and unanimously recommends that you vote FOR all nominees in the Trustee Election Proposal, FOR the New Investment Advisory Agreement Proposal and FOR the Manager of Managers Proposal.

The Proposals are discussed in greater detail in the enclosed joint proxy statement. Please read the joint proxy statement carefully for information concerning the Proposals. The enclosed materials contain the Notice of Joint Special Meetings of Shareholders (the “Notice”), joint proxy statement and proxy card(s)/voting instruction form(s). A proxy card/voting instruction form is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund. If you complete, sign and return the proxy card/voting instruction form, we will vote it as you indicated. If you simply sign, date and return the enclosed proxy card/voting instruction form, but do not specify a vote, your proxy will be voted FOR the Proposals and FOR each trustee nominee.

Shareholders of record of the Fund at the close of business on January 22, 2021 are entitled to receive notice of, and to vote at, each Meeting and any adjournments, postponements or delays thereof. It is important that your shares be voted at each Meeting. You may vote by telephone, Internet or by completing the enclosed proxy card(s)/voting instruction form(s) and returning it in the accompanying envelope as promptly as possible. You may also vote by attending the Meetings via audio teleconference.

REGARDLESS OF WHETHER YOU PLAN TO PARTICIPATE IN THE MEETINGS VIA AUDIO TELECONFERENCE, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD/VOTING INSTRUCTION FORM IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD/VOTING INSTRUCTION FORM.

If you attend the Meetings via audio teleconference and wish to vote at that time, you will be able to do so and your vote at the Meetings will revoke any proxy you may have submitted. Merely attending the Meetings via audio teleconference, however, will not revoke a previously given proxy.

Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our shareholders, employees, and community, the Meetings will be conducted exclusively via audio teleconference. Any shareholder wishing to participate in the Meetings telephonically can do so. If you were a record holder of the Fund shares as of January 22, 2021, please send an e-mail to the Fund’s proxy solicitor, Di Costa Partners, at meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on March 31, 2021 to register. Please include the Fund’s name(s) in the subject line and provide your name and address in the body of the e-mail. Di Costa Partners will then e-mail you the conference call dial-in information and instructions for voting during the Meetings. If you held Fund shares through an intermediary, such as a broker-dealer, as of January 22, 2021, and you want to participate in the Meetings, please e-mail Di Costa Partners at meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on March 31, 2021 to register. Please include the Fund’s name(s) in the subject line and provide your name, address and proof of ownership as of January 22, 2021 from your intermediary. Please be aware that if you wish to vote at the Meetings you must first obtain a legal proxy from your intermediary reflecting the Fund’s name(s), the number of Fund shares you held and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or e-mail an image of the legal proxy to Di Costa Partners at meetinginfo@dicostapartners.com and put “Legal Proxy” in the subject line. Di Costa Partners will then e-mail you the conference call dial-in information and instructions for voting during the Meetings.

The conference call dial-in number will only be active for the date and time of the Meetings. If you have any questions prior to the Meetings, please call Di Costa Partners at 833-290-2605.

YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY SHARES YOU OWN, PLEASE SEND IN THE PROXY CARD/VOTING INSTRUCTION FORM, OR VOTE BY TELEPHONE OR THE INTERNET TODAY.

Important Notice Regarding the Internet Availability of Proxy Materials for the Meetings.  This Notice and the joint proxy statement are available on the internet at www.eproxyaccess.com/ivy2021. On this webpage, you will be able to access the Notice, the joint proxy statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

By Order of the Board of Trustees of Ivy Funds InvestEd Portfolios and Ivy Variable Insurance Portfolios
Philip J. Sanders
President of the Trusts January 29, 2021

JOINT PROXY STATEMENT

For

IVY FUNDS,
INVESTED PORTFOLIOS,
and
IVY VARIABLE INSURANCE PORTFOLIOS
6300 Lamar Avenue
Overland Park, Kansas 66202
Dated January 29, 2021

JOINT PROXY STATEMENT
FOR THE JOINT SPECIAL MEETINGS OF SHAREHOLDERS
TO BE HELD ON APRIL 1, 2021

This joint proxy statement (“Joint Proxy Statement”) is being furnished to you in connection with the solicitation of proxies by the Boards of Trustees (each a “Board,” and collectively, the “Board” or the “Boards”) of the Ivy Funds, InvestEd Portfolios and Ivy Variable Insurance Portfolios (each individually, a “Trust,” and collectively, the “Trusts”) on behalf of each series of each Trust as set forth on Appendix A (each individually, a “Fund,” and collectively the “Funds”) to be held via audio teleconference on April 1, 2021.  The first meeting will be held at 10:30 a.m., Central Time (the  “First Meeting”) and the second meeting will be held at 12:00 p.m., Central Time (the “Second Meeting”) (each, a “Meeting” and collectively, the “Meetings”).
The Joint Proxy Statement provides you with information you should review before voting on the matters listed in the Notice of the Joint Special Meetings of Shareholders. Much of the information in this Joint Proxy Statement is required under rules of the U.S. Securities and Exchange Commission (“SEC”). If there is anything you do not understand, please contact us at our toll-free number 800-777-6472. This Joint Proxy Statement, the Notice of Joint Special Meetings of Shareholders and related proxy card(s)/voting instruction form(s) will be mailed to shareholders of the Funds beginning on or about February 8, 2021.

Proposals/Shareholders Entitled to Vote

The Meetings are being called to ask shareholders to consider and vote on the following proposals (collectively, the “Proposals,” with each referred to as a “Proposal”), which are described more fully below:
Shareholders Entitled to Vote
First Meeting Proposal

1.  To elect fourteen (14) trustees to the Board of Trustees of each Trust (the “Trustee Election Proposal”).

Second Meeting Proposals

1. To approve a new investment advisory agreement for each Fund (the “New Investment Advisory Agreement Proposal”).

2. To approve each Fund’s ability to rely on a new manager of managers exemptive order (the “Manager of Managers Proposal”).

All shareholders of each Trust, voting separately All shareholders of each Fund, voting separately All shareholders of each Fund, voting separately

The Board has unanimously approved and recommends that you vote FOR all nominees in the Trustee Election Proposal, FOR the New Investment Advisory Agreement Proposal and FOR the Manager of Managers Proposal.

Shareholders of record of the Funds or Trusts as of the close of business on January 22, 2021 (the “Record Date”) are entitled to attend and to vote at the Meetings.  As of the Record Date, the number of shares of each Fund outstanding and entitled to vote at the Meetings is set forth on Appendix B.

Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our shareholders, employees, and community, the Meetings will be conducted exclusively via audio teleconference. Instructions on how to vote whether you expect to attend the Meetings or not are provided under the section “VOTING PROCEDURES -How do I vote?” section of this Joint Proxy Statement.

TO ASSURE THE PRESENCE OF A QUORUM AT EACH MEETING, PLEASE PROMPTLY EXECUTE AND RETURN THE ENCLOSED PROXY CARD(S)/VOTING INSTRUCTION FORM(S). A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET AT THE NUMBER OR WEBSITE ADDRESS PRINTED ON THE ENCLOSED PROXY CARD/VOTING INSTRUCTION FORM.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS
Below is a brief overview of the matters to be voted on at the Meetings. Your vote is important, no matter how large or small your holdings may be. Please read the full text of this Joint Proxy Statement, which contains additional information about the Proposals, and keep it for future reference.
OVERVIEW

What is the Transaction and why am I being asked to vote?

On December 2, 2020, Waddell & Reed Financial, Inc. (“WDR”), the parent company of Ivy Investment Management Company (“IICO”), and Macquarie Group, including its asset management division Macquarie Asset Management (together, “Macquarie”), announced that they had entered into an agreement whereby Macquarie will acquire WDR (the “Transaction”). The Transaction is subject to approval by WDR’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of certain other conditions, the Transaction is expected to close by mid-2021 (the “Closing”). One condition to the Closing of the Transaction is that WDR receive consents from its investment management clients, including the Funds but excluding institutional clients, representing a specified percentage of WDR’s investment advisory fee revenues as of an agreed upon date. If WDR does not receive the requisite consents, and the condition is not waived, or if the Transaction is not consummated for any other reason, the Transaction will not be consummated and the Proposals will not be implemented. These conditions are more fully described in the Merger Agreement that WDR filed with the SEC on December 2, 2020 on Form 8-K, Exhibit 2.1.
Upon the Closing of the Transaction, each Fund’s investment advisory agreement will automatically terminate in accordance with its terms and applicable law. As a result, in connection with the Transaction it is proposed that your Fund be managed by Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), pursuant to a new investment advisory agreement (the “New Investment Advisory Agreement”). Under the New Investment Advisory Agreement, DMC will, among other things, have the ability to hire and terminate sub-advisers under its manager of managers exemptive order without shareholder approval and the Funds will become part of the Delaware Funds by Macquarie fund complex under the purview of a combined board with members from your existing Board and from the Delaware Funds by Macquarie board of trustees. This proxy seeks your vote to effectuate such changes.
How will I as a Fund shareholder be affected by the Transaction?

Your Fund investment will not change as a result of the Transaction. You will still own the same Fund shares and the underlying value of those shares will not change as a result of the Transaction. Your Fund’s portfolio managers will continue to manage your Fund(s) according to the same objectives and policies as before, albeit as Macquarie employees, and there are no plans to make significant changes to your Fund(s) other than implementing Macquarie’s global investment platforms for certain Funds, which would entail the engagement of affiliates of DMC as sub-adviser. In addition, for certain fixed income Funds, Macquarie intends to add DMC portfolio managers to the existing portfolio management team at the Closing.   Integrating the Funds into the Delaware Funds by Macquarie fund complex will create a larger fund family that offers a broad range of equity, fixed-income, alternative and other investment options.

Is my Fund paying for the Transaction or this proxy solicitation?

No. The Funds will not bear any portion of the costs associated with the Transaction. All costs associated with this Joint Proxy Statement and the Meetings, including proxy solicitation costs, legal fees, and the costs of printing and mailing this Joint Proxy Statement, will be borne by WDR and Macquarie and their respective affiliates.

Will the Transaction be completed if the Proposals are not approved?

Provided all other conditions of the Transaction are met as described herein, the Closing may take place even if shareholders of a Fund do not approve the Proposals.  If this should happen, the Board of such Fund would consider what additional actions to take, which could include continuing to solicit approval of the Proposals. In addition, the

Board of each Fund approved interim investment advisory and sub-advisory agreements to permit continuity of management while solicitation continues.  The terms of the interim investment advisory and sub-advisory agreements are identical to those of the current agreements except for the parties and term and escrow provisions required by applicable law.

Will the Proposals be implemented if the Transaction is not consummated?

No.  If the Transaction is not consummated, the Proposals will not be implemented, even if the Proposals are approved by shareholders.  This means that if the Transaction is not consummated, the following will occur even if approved by shareholders: the Trustee Nominees who are not current trustees will not serve as trustees of the Trusts and the existing Board as currently comprised will continue to oversee the Trusts; the New Investment Advisory Agreement will not take effect for any Fund; and the new manager of managers relief will not be implemented for any Fund.

Will the Proposals be implemented before the Closing of the Transaction?

No.  If approved by shareholders, the Proposals, including the Trustee Election Proposal, will be implemented after the Closing of the Transaction.

How does the Board recommend that shareholders of each Fund vote on the Proposals?
Each Board unanimously approved and recommends that you vote FOR all nominees in the Trustee Election Proposal, FOR the New Investment Advisory Agreement Proposal and FOR the Manager of Managers Proposal.

Will one Proposal pass if the other Proposals are not approved?
Yes.  None of the Proposals are contingent on the other Proposals being approved. The Trust or Funds will each vote separately on each Proposal.  This means that approval of one Proposal by shareholders of one Fund is not contingent upon approval of the same Proposal by shareholders of the other Funds.  For example, if one Fund approves the Manager of Managers Proposal and the other Funds do not, the Fund whose shareholders approved the Proposal will be able to rely on the new manager of managers exemptive order as described below.

FIRST MEETING - PROPOSAL 1: TO ELECT FOURTEEN (14) TRUSTEES TO THE BOARD OF TRUSTEES OF EACH TRUST

Why am I being asked to elect new Trustees?

Currently, the Board of Trustees of each Trust has nine members, eight of whom are Independent Trustees (as defined below).  In connection with the Transaction, the Board has determined to increase the size of the Board of each Trust to fourteen members, to be comprised of three (3) existing trustees of each Trust and eleven (11) trustees from the Delaware Funds by Macquarie board.  Among other things, the Board considered the background and experience of each trustee nominee, including each trustee nominee’s experience with the Funds or the Delaware Funds by Macquarie, and determined that each trustee nominee would provide valuable continuity and enhance the Board’s oversight of the Funds following the completion of the Transaction.  Information about the trustee nominees, including age, principal occupations during the past five years, and other information, such as the trustee nominees’ experience, qualifications, attributes, or skills, is set forth in this Joint Proxy Statement.

SECOND MEETING - PROPOSAL 1: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT FOR EACH FUND

Why am I being asked to approve the New Investment Advisory Agreement?

Upon the Closing of the Transaction, each Fund’s investment advisory agreement with IICO and, if applicable, investment sub-advisory agreement with its unaffiliated sub-adviser (“Unaffiliated Sub-Adviser”), will automatically terminate in accordance with its terms and applicable regulations, as discussed below. To preserve continuity of investment advisory services to your Fund, your Fund’s Board has recommended that you approve the proposed New Investment Advisory Agreement between the Trusts, on behalf of their Funds, and DMC.

DMC in turn has recommended, and the Board has approved, the appointment of the Funds’ Unaffiliated Sub-Advisers and certain DMC-affiliated sub-advisers (“Affiliated Sub-Advisers”), as applicable, under the manager of managers exemptive order discussed in the Manager of Managers Proposal, contingent upon a shareholder approval of such exemptive order for a Fund.  Shareholder approval of the new sub-advisory agreements is not required.

A discussion of the proposed New Investment Advisory Agreement is contained in the New Investment Advisory Agreement Proposal of the Joint Proxy Statement, and the form of the proposed New Investment Advisory Agreement is attached hereto as Appendix H.

Who is DMC?

DMC is a series of MIMBT. MIMBT, a Delaware statutory trust, is an indirect, wholly-owned registered investment advisory subsidiary of Macquarie Group. DMC provides investment advisory services to registered investment companies within Delaware Funds by Macquarie, as well as to certain other affiliated registered investment companies.

Will my Fund’s contractual management fee rates increase?

No. The advisory fee schedules under the proposed New Investment Advisory Agreement with DMC are the same as the advisory fee schedules under the Funds’ current investment advisory agreements with IICO (the “Current Investment Advisory Agreements”).

Will the proposed New Investment Advisory Agreement result in any changes in the portfolio management, investment objective(s), or investment strategy of my Fund?
No. The proposed New Investment Advisory Agreement is not expected to result in any changes to any Fund’s investment objective(s) or investment strategy. Further, it is currently anticipated that the portfolio managers for each Fund will continue in such roles upon the Closing, albeit as Macquarie employees.  For certain fixed income Funds, Macquarie intends to add DMC portfolio managers to the existing portfolio management team at the Closing.  The Unaffiliated Sub-Advisers for certain of the Funds would also continue to manage their respective Funds pursuant to sub-advisory agreements with DMC that are substantially similar to those currently in place with IICO. In addition, if the proposed New Investment Advisory Agreement is approved, DMC may utilize certain Affiliated Sub-Advisers to leverage Macquarie’s global equity and/or global fixed income investment platform in providing advisory, trading and other services to the Funds, as described in this Joint Proxy Statement under “Macquarie’s Global Investment Platforms.”

How does the proposed New Investment Advisory Agreement with DMC differ from the Current Investment Advisory Agreements with IICO?

As described in the New Investment Advisory Agreement Proposal of the Joint Proxy Statement, the proposed New Investment Advisory Agreement with DMC for the Funds is substantially similar to the Funds’ Current Investment Advisory Agreements with IICO. The services that your Fund(s) will receive under the New Investment Advisory Agreement are expected to be substantially similar to those provided under the Current Investment Advisory Agreement. Please see the New Investment Advisory Agreement Proposal for a comparison of the proposed New Investment Advisory Agreement and the Current Investment Advisory Agreement.

What will happen if shareholders of my Fund do not approve the proposed New Investment Advisory Agreement before consummation of the Transaction?

Your Fund’s portfolio managers, as employees of Macquarie, will manage your Fund under an interim investment advisory agreement, but DMC must place its compensation for advisory services during this interim period in escrow, pending shareholder approval of the New Investment Advisory Agreement.  Additionally, for Funds that currently are sub-advised by Unaffiliated Sub-Advisers, those Unaffiliated Sub-Advisers will continue to manage such Funds under interim sub-advisory agreements. The interim advisory and sub-advisory agreements are identical to the current advisory and sub-advisory agreements, except for the parties and term and escrow provisions required by applicable regulations.

SECOND MEETING - PROPOSAL 2: TO APPROVE EACH FUND’S ABILITY TO RELY ON A NEW MANAGER OF MANAGERS EXEMPTIVE ORDER
What is the Manager of Managers Proposal?
The Manager of Managers Proposal relates to a type of exemptive relief granted by the SEC known as a “manager of managers” order, that allows funds to hire sub-advisers and to make certain material changes to sub-advisory agreements without shareholder approval. Under this structure, an investment adviser has the ultimate responsibility, subject to oversight by the board of trustees, for overseeing funds’ sub-advisers and recommending to the board of trustees their hiring, termination, or replacement.
The Funds’ current investment adviser, IICO, has previously been granted a manager of managers order that allows it to hire unaffiliated sub-advisers and to make material amendments to the related sub-advisory contracts. In connection with the Transaction, it is proposed that the Funds approve a new manager of managers structure granted pursuant to a different type of exemptive order, which has been granted to DMC, that gives DMC authority to hire both affiliated and unaffiliated sub-advisers, and to make material amendments to the related sub-advisory contracts.
A vote to approve the new manager of managers relief under this Proposal will allow the Funds to continue to benefit from the use of a manager of managers structure, which was available to them under IICO, while expanding the relief to allow DMC to hire affiliated, along with unaffiliated, sub-advisers and to make material amendments to the related sub-advisory contracts.
How will the new managers of managers exemptive order affect the Funds?
The approval of the new manager of managers structure will not change the fees paid to the investment adviser by the Funds or fees paid by the Funds’ shareholders.  If the Proposal is approved for a Fund, and the Board and the Fund’s investment adviser believe that the use of one or more sub-advisers would be beneficial for a Fund, your approval of the new manager of manager order would allow DMC to engage the sub-adviser, and change the sub-adviser, without incurring the costs related to a shareholder meeting and proxy solicitation. The appointment of a new sub-adviser is subject to Board approval and you would receive notification of each such engagement.
Why should shareholders approve the Manager of Managers Proposal?
Proxy solicitations can be a long and costly process for funds and without this exemptive relief, shareholder approval is required in order to hire a new sub-adviser or to change certain material terms of a related sub-advisory agreement.  In addition, due to the Transaction, and as discussed in more detail herein, the Funds will now have access to the Affiliated Sub-Advisers on Macquarie’s global equity and/or global fixed income investment platforms; the new manager of manager order would enable the Funds to leverage the expertise of such Affiliated Sub-Advisers efficiently and in a cost-effective manner.  If the Funds approve the new manager of managers order that includes both affiliated and unaffiliated sub-advisers, it would permit the Funds’ investment adviser to recommend and hire a broader universe of sub-advisers in a cost-effective and timely manner, which the Boards believe will benefit the Funds and their shareholders.
VOTING PROCEDURES
Why did you send me this booklet?
You are receiving this booklet because you were a shareholder of one or more Funds as of the close of business on January 22, 2021 (the “Record Date”).  This booklet includes the Joint Proxy Statement. It provides you with information you should review before providing voting instructions on the matters listed above.  The words “you” and

“shareholder” are used in this Joint Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.

Who is asking for my vote?

The Board has sent a Joint Proxy Statement to you and all other shareholders of record who have a beneficial interest in a Fund as of the Record Date. The Board is soliciting your vote for the Proposals discussed herein.

Who is eligible to vote?

Shareholders holding an investment in shares of any of the Funds as of the close of business on the Record Date are eligible to vote. Shareholders of the Funds on the Record Date will be entitled to one vote for each share (and a proportional fractional vote for each fraction of a share held.)  No shares have cumulative voting rights in the election of Trustees.

Ivy Variable Insurance Portfolios (“Ivy VIP”) sells its shares only to the separate accounts of certain select insurance companies (“Participating Insurance Companies”) to fund certain variable life insurance policies and variable annuity contracts (“Policies”).  The shares of Ivy VIP are currently sold only to variable life insurance separate accounts and variable annuity separate accounts (hereinafter collectively referred to as the “Variable Accounts”) as a funding vehicle for the Policies offered by the Variable Accounts of Participating Insurance Companies. Each of the Variable Accounts has a sub-account (“Sub-Account”), the assets of which are invested in shares of Ivy VIP.

Owners of the Policies issued by each Participating Insurance Company (“Policyowners”) who select a portfolio for investment through a Variable Account have a beneficial interest in an Ivy VIP Fund, but do not invest directly in or hold shares of an Ivy VIP Fund. The Participating Insurance Company that uses an Ivy VIP Fund as an investment option is, in most cases, the actual shareholder of the Ivy VIP Fund and, as the legal owner of the Ivy VIP Fund’s shares, has voting power with respect to the shares.  Each Participating Insurance company is the legal owner of all Ivy VIP Fund shares held by the Variable Accounts of that Participating Insurance Company. In accordance with its view of applicable law, each Participating Insurance Company is soliciting voting instructions from its Policyowners with respect to all matters to be acted upon at the Meetings. The Policyowners permitted to give instructions for the Ivy VIP Fund and the number of Fund shares for which instructions may be given will be determined as of the Record Date. The numbers of votes which a Policyowner has the right to instruct will be calculated separately for each Variable Account. That number will be determined by applying the Policyowner’s percentage interest, if any, in the Sub-Account holding shares of the Fund to the total number of votes attributable to that Sub-Account. All Ivy VIP Fund shares held by the Variable Accounts of a Participating Insurance Company will be voted in accordance with voting instructions received from its Policyowners. Each Participating Insurance Company will vote Ivy VIP Fund shares attributable to its Policies as to which no timely instructions are received, and any Ivy VIP Fund shares held by that Participating Insurance Company as to which Policyowners have no beneficial interest, in proportion to the voting instructions, including withholds or abstentions, which are received with respect to its Policies participating in the Ivy VIP Fund. The effect of such proportional voting is that a small number of Policyowners may determine the outcome of the vote.

For purposes of this Joint Proxy Statement, the terms “shareholder,” “you,” and “your” may refer to Policyowners and to Variable Accounts and Participating Insurance Companies, as direct owners of shares of the Ivy VIP Funds, and any other direct shareholders of the Funds, unless the context otherwise requires.

How do I vote?

Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our shareholders, employees, and community, the Meetings will be conducted exclusively via audio teleconference. Any shareholder wishing to participate in the Meetings telephonically can do so. If you were a record holder of the Fund shares as of the Record Date, please email Di Costa Partners at meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on March 31, 2021 to register. Please include the Fund’s name(s) in the subject line and provide your name and address in the body of the e-mail. Di Costa Partners will then e-mail you the conference call dial-in information and instructions for voting during the Meetings. If you held Fund shares through an intermediary, such as a broker-dealer, as of the Record Date, and you want to participate in the Meetings, please email Di Costa Partners at meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on March 31, 2021 to register. Please include the Fund’s name(s) in the subject line and provide your name, address and proof of ownership as of the Record Date from your intermediary. Please be aware that if you wish to vote at the Meetings you must first obtain a legal proxy from your intermediary reflecting the Fund’s name(s), the number of Fund shares you held and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or e-mail an image of the legal proxy to Di Costa Partners at meetinginfo@dicostapartners.com and put “Legal Proxy” in the subject line. Di Costa Partners will then e-mail you the conference call dial-in information and instructions for voting during the Meetings.

The conference call dial-in number will only be active for the date and time of the Meetings. If you have any questions prior to the Meetings, please call Di Costa Partners at the phone number provided above.

If you do not expect to be present at the Meetings via audio teleconference and wish to vote your shares, please vote your proxy in accordance with the instructions included on the enclosed proxy card(s)/voting instruction form(s). If your proxy is properly returned, shares represented by it will be voted at the Meetings in accordance with your instructions for the Proposals. If your proxy is properly executed and returned and no choice is specified on the proxy card(s)/voting instruction form(s) with respect to the Proposals, the proxy will be voted FOR the approval of the Proposals and FOR approval of each trustee nominee and in accordance with the judgment of the person appointed as proxy upon any other matter that may properly come before the Meetings. Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, telephone or the Internet or by attending the Meetings via audio teleconference and voting at the Meetings. If you revoke a previous proxy, your vote will not be counted unless you attend the Meetings via audio teleconference and vote or legally appoint another proxy to vote on your behalf.

If you own your shares through a bank, broker-dealer or other third-party intermediary who holds your shares of record, and you wish to attend the Meetings via audio teleconference and vote your shares or revoke a previous proxy at the Meetings, you must request a legal proxy from such bank, broker-dealer or other third-party intermediary. If your proxy has not been revoked, the shares represented by the proxy will be cast at the Meetings and any adjournments thereof. Attendance by a shareholder at the Meetings via audio teleconference does not, in itself, revoke a proxy.

How can I obtain more information about the Funds?

You may speak to a representative of Di Costa Partners, who can assist you with any questions, by calling 833-290-2605. Copies of each Trust’s Annual Report for the most recently completed fiscal year previously have been mailed or made available to shareholders. This Joint Proxy Statement should be read in conjunction with each Annual Report. You can obtain copies of the Annual Reports, without charge, by writing to the respective Trust or to Ivy Distributors, Inc. (“IDI”) at 6300 Lamar Avenue, Overland Park, Kansas 66202, or by calling 888-923-3355. You should receive the reports within three business days of your request. Copies of these reports are also available free of charge at www.ivyinvestments.com.

FIRST MEETING - PROPOSAL 1
TO ELECT FOURTEEN (14) TRUSTEES TO THE BOARD OF TRUSTEES OF EACH TRUST (“TRUSTEE ELECTION PROPOSAL”)
Introduction

In connection with the Transaction, the Board has determined to increase the size of the Board of each Trust to fourteen members, to be comprised of existing trustees of each Trust and trustees from the Delaware Funds by Macquarie board of trustees.   Among other things, the Board considered the background and experience of each trustee nominee, including each trustee’s experience with the Funds or the Delaware Funds by Macquarie, and determined that each trustee nominee would provide valuable continuity and enhance the Board’s oversight of the Funds following the completion of the Transaction.

At the First Meeting, shareholders of each Trust will be asked to elect the following nominees to serve as Trustees on the Board of each Trust: Jerome D. Abernathy, Thomas L. Bennett, Ann D. Borowiec, Joseph W. Chow, H. Jeffrey Dobbs, John A. Fry, Joseph Harroz, Jr., Lucinda S. Landreth, Sandra A. J. Lawrence, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Christianna Wood, Janet L. Yeomans, and Shawn K. Lytle (the “Trustee Nominees”). The Board currently consists of nine Trustees: James M. Concannon, H. Jeffrey Dobbs, James D. Gressett, Joseph Harroz, Jr., Glendon E. Johnson, Jr., Sandra A. J. Lawrence, Frank J. Ross, Jr., Michael G. Smith, and Philip J. Sanders (the “Current Trustees”).

If each Trustee Nominee is approved, the Board of each Trust would consist of fourteen Trustees.  Eleven of the Trustee Nominees — Jerome D. Abernathy, Thomas L. Bennett, Ann D. Borowiec, Joseph W. Chow, John A. Fry, Lucinda S. Landreth, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Christianna Wood, Janet L. Yeomans, and Shawn K. Lytle — would be added to the Board and are currently trustees on the Delaware Funds by Macquarie board. Three of the Trustee Nominees — Joseph Harroz, Jr., Sandra A. J. Lawrence, and H. Jeffrey Dobbs — currently serve on the Board and have previously been elected by shareholders of each Trust or appointed to serve by that Board, and would continue to serve on the Board after the Meeting.  Except for Mr. Lytle, each Trustee would be considered to not be an “interested person” of the Trusts (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”).  Should Mr. Lytle be elected to the Board of each Trust by that Trust’s shareholders, he would be considered an “interested” Trustee because of his position with Macquarie (the “Interested Trustee”).

At a meeting held on January 12, 2021, the Board, at the recommendation of the Trusts’ Governance Committee, nominated each Trustee Nominee for election to the Board of each Trust.  Mr. Abernathy, Mr. Bennett, Ms. Borowiec, Mr. Chow, Mr. Dobbs, Mr. Fry, Mr. Harroz, Ms. Landreth, Ms. Lawrence, Ms. Sevilla-Sacasa, Mr. Whitford, Ms. Wood, and Ms. Yeomans were recommended by the current Independent Trustees.
If elected, the Trustee Nominees will serve as Trustees effective only upon the Closing of the Transaction. If the Transaction is not consummated, the Trustee Nominees who are not Current Trustees will not serve as Trustees of the Trusts, even if elected by shareholders.
Information about the Trustee Nominees
The persons named in the accompanying form of proxy intend to vote at the First Meeting (unless directed not to vote) FOR the election of each Trustee Nominee set forth below.  All Trustee Nominees have indicated that they will serve on the Board, and the Board has no reason to believe that any of them will become unavailable to continue to serve as Trustees.  If a Trustee Nominee is unavailable to serve for any reason, the persons named as proxies will vote for such other Trustee Nominees nominated by the current Independent Trustees.  Under the Declarations of Trust and By-laws, a Trustee may serve as a Trustee until he or she dies, resigns or is removed from office.
Independent Trustee Nominees
The thirteen Independent Trustee Nominees, their term of office and length of time served (as applicable), their principal business occupations during the past five years, the number of portfolios overseen by the Trustee Nominees

(or the number of portfolios they will oversee should they be elected by shareholders, as applicable) and other directorships, if any, held by the Trustee Nominees are shown below.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD OR TO BE HELD WITH THE TRUSTS	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN OR TO BE OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Jerome D. Abernathy 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	N/A	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993–Present)	161	None
Thomas L. Bennett 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1947	Chair and Trustee	N/A	Private Investor (March 2004–Present)	161	None
Ann D. Borowiec 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	N/A	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011)—J.P.Morgan Chase & Co.	161	Director—Banco Santander International (October 2016–December 2019) Director—Santander Bank, N.A. (December 2016– December 2019)
Joseph W. Chow 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	N/A	Private Investor (April 2011–Present)	161	Director and Audit Committee Member—Hercules Technology Growth Capital, Inc. (July 2004–July 2014)
H. Jeffrey Dobbs 6300 Lamar Avenue Overland Park, KS 66202 1955	Trustee	Ivy Funds: 2019 InvestEd: 2019 Ivy VIP: 2019	Global Sector Chairman, Industrial Manufacturing—KPMG LLP (2010-2015)	161
Director—Valparaiso University (2012-Present)

Director—TechAccel LLC (2015-Present) (Tech R&D)

Board Member—Kansas City Repertory Theatre (2015-Present)

Board Member—PatientsVoices, Inc. (healthcare) (2018-Present)

Kansas City Campus for Animal Care (2018-Present)

Director—National Association of Manufacturers (2010- 2015)

Director—The Children’s Center (2003-2015)

Director—Metropolitan Affairs Coalition (2003-2015)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD OR TO BE HELD WITH THE TRUSTS	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN OR TO BE OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS

Director—Michigan Roundtable for Diversity and Inclusion (2003-2015)

Trustee—Ivy NextShares (2019)

Trustee—Ivy VIP (2019-Present) (28 portfolios overseen)

Trustee—InvestEd Portfolios (2019-Present) (10 portfolios overseen)

Trustee—Ivy High Income Opportunities Fund (2019-Present) (1 portfolio overseen)

John A. Fry 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	N/A	President—Drexel University (August 2010–Present) President—Franklin & Marshall College (July 2002–June 2010)	161
Director; Compensation
Committee and Governance Committee Member—Community Health Systems (May 2004–Present)

Director—Drexel Morgan
& Co. (2015–December 2019)

Director and Audit Committee Member— vTv Therapeutics Inc. (2017–Present)

Director and Audit Committee Member—FS Credit Real Estate Income Trust, Inc. (2018–Present)

Director and Audit Committee Member—Federal Reserve Bank of Philadelphia (January
2020–Present)

Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee	Ivy Funds: 1998 InvestEd: 2001 Ivy VIP: 1998	President (2020-Present), Interim President (2019-2020), Vice President (2010-2019) and Dean (2010-2019)—College of Law, University of Oklahoma Managing Member—Harroz Investments, LLC, (commercial enterprises) (1998-2019) Managing Member—St. Clair, LLC (commercial enterprises) (2019-Present)	161
Director—OU Medicine, Inc. (2020-Present)

Director and Shareholder—Valliance Bank (2007-Present)

Director—Foundation Healthcare (formerly Graymark HealthCare) (2008-2017)

Trustee—the Mewbourne Family Support Organization (2006 - present) (non-profit)

Independent Director—LSQ Manager, Inc. (real estate) (2007-2016)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD OR TO BE HELD WITH THE TRUSTS	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN OR TO BE OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS

Director—Oklahoma Foundation for Excellence (non-profit) (2008-Present)

Independent Chairman and Trustee—Waddell & Reed Advisors Funds (Independent Chairman: 2015-2018; Trustee: 1998-2018)

Independent Chairman and Trustee—Ivy NextShares (2016-2019)

Independent Chairman and Trustee—Ivy VIP (Independent Chairman: 2015-Present; Trustee: 1998-Present) (28 portfolios overseen)

Independent Chairman and Trustee—InvestEd Portfolios (Independent Chairman: 2015-Present; Trustee: 2001-Present) (10 portfolios overseen)

Independent Chairman and Trustee—Ivy High Income Opportunities Fund (2013-Present) (1 portfolio overseen)

Lucinda S. Landreth 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1947	Trustee	N/A	Private Investor (2004–Present)	161	None
Sandra A. J. Lawrence 6300 Lamar Avenue Overland Park, KS 66202 1957	Trustee	Ivy Funds: 2019 InvestEd: 2019 Ivy VIP: 2019	Retired Formerly, Chief Administrative Officer—Children’s Mercy Hospitals and Clinics (2016-2019); and CFO—Children’s Mercy Hospitals and Clinics (2005-2016)	161
Director—Hall Family Foundation (1993-Present)

Director—Westar Energy (utility) (2004-2018)

Trustee—Nelson-Atkins Museum of Art (non-profit) (2007-2020)

Director—Turn the Page KC (non-profit) (2012-2016)

Director—Kansas Metropolitan Business and Healthcare

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD OR TO BE HELD WITH THE TRUSTS	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN OR TO BE OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS

Coalition (non-profit) (2017-2019)

Director—National Association of Corporate Directors (non-profit) (2017-Present)

Director—American Shared Hospital Services (medical device) (2017-Present)

Director—Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018-Present)

Director—Stowers (research) (2018)

CoChair—Women Corporate, Directors (director education) (2018-2020)

Trustee—Ivy NextShares (2019)

Trustee—Ivy VIP (2019-Present) (28 portfolios overseen)

Trustee—InvestEd Portfolios (2019-Present) (10 portfolios overseen)

Trustee—Ivy High Income Opportunities Fund (2019-Present) (1 portfolio overseen)

Frances A. Sevilla-Sacasa 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	N/A	Private Investor (January 2017–Present) Chief Executive Officer— Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011)—University of Miami School of Business Administration President—U.S. Trust Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	161
Director; New Senior Investment Group Inc. (real estate investment trust) (January 2021 – Present)

Trust Manager and Audit
Committee Chair—Camden Property Trust (August 2011–Present)

Director; Strategic Planning
and Reserves Committee and Nominating and Governance Committee Member—Callon Petroleum Company (December 2019–Present)

Director; Audit Committee

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD OR TO BE HELD WITH THE TRUSTS	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN OR TO BE OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
					Member—Carrizo Oil & Gas, Inc. (March 2018–December 2019)
Thomas K. Whitford 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	N/A	Vice Chairman (2010–April 2013)—PNC Financial Services Group	161
Director—HSBC North
America Holdings Inc.
(December 2013–Present)

Director—HSBC USA Inc. (July 2014–Present)

Director—HSBC Bank
USA, National Association
(July 2014–March 2017)

Director—HSBC Finance
Corporation (December 2013–April 2018)

Christianna Wood 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	N/A	Chief Executive Officer and President—Gore Creek Capital, Ltd. (August 2009–Present)	161
Director; Finance
Committee and Audit
Committee Member—
H&R Block Corporation
(July 2008–Present)

Director; Investments Committee, Capital and Finance Committee and Audit Committee Member—Grange Insurance (2013–Present)

Trustee; Chair of Nominating and Governance Committee and Member of Audit Committee—The Merger Fund (2013–Present), The Merger Fund VL
(2013–Present), WCM
Alternatives: Event-Driven
Fund (2013–Present), and
WCM Alternatives: Credit
Event Fund (December 2017–Present)

Director; Chair of Governance Committee and Audit Committee Member—International Securities Exchange (2010–2016)

Janet L. Yeomans 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1948	Trustee	N/A	Vice President and Treasurer (January 2006–July 2012), Vice President—Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003)—3M Company	161	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship—Okabena Company (2009–2017)

Interested Trustee Nominee
The Interested Trustee Nominee, his term of office and length of time served (or the length of time served should he be elected by shareholders), his principal business occupations during the past five years, the number of portfolios overseen by the Interested Trustee Nominee (or the number of portfolios he will oversee should he be elected by shareholders) and other directorships, if any, held by the Interested Trustee Nominee are shown below.  If elected, Mr. Lytle would be an Interested Trustee by virtue of his position as Global Head of Macquarie Investment Management and Head of Americas – Macquarie Group.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD OR TO BE HELD WITH THE TRUSTS	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN OR TO BE OVERSEEN	OTHER DIRECTORSHIPS HELD
Shawn K. Lytle 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1970	Trustee	N/A	Global Head of Macquarie Investment Management (January 2019 – Present); Head of Americas of Macquarie Group (December 2017 – Present); Deputy Global Head of Macquarie Investment Management (2017 – 2019); President of Macquarie Investment Management Americas (2015 – 2017)	161	Trustee—UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010– April 2015)
Trustee Qualifications
The Governance Committee of the Board of the Trusts is responsible for identifying, evaluating and recommending candidates to the Board.  The Governance Committee reviews the background and the educational, business and professional experience of candidates and the candidates’ expected contributions to the Board.  Although the Board has not adopted a formal diversity policy, the Board nevertheless believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each director contribute to the Board’s diversity of experiences and bring a variety of complementary skills.  It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of the Trusts in a manner consistent with the best interests of the Trusts’ shareholders.
The Board has determined that each Trustee Nominee is qualified to serve on the Board because of his or her specific attributes, including prior experience, background and skills.  The Board considered that the Trustee Nominees’ familiarity and experience with the Funds, as members of the Board, or of DMC and its affiliates, as members of the Delaware Funds by Macquarie board, would result in the newly-constituted board having a breadth of knowledge that would enhance its ability to oversee the Funds upon Closing of the Transaction.
The following is a summary of various qualifications, experiences and skills of each Trustee Nominee that led to the Board’s conclusion that the Trustee Nominee should serve as a Trustee on the Board.

Independent Trustee Nominees
Jerome D. Abernathy – Mr. Abernathy has over 30 years of experience in the investment management industry.  In selecting him to serve on the Board, the Independent Trustees of the Trust noted and valued his extensive experience as a chief investment officer, director of research, trader, and analytical proprietary trading researcher.  Mr. Abernathy received a B.S. in electrical engineering from Howard University and a Ph.D. in electrical engineering and computer science from Massachusetts Institute of Technology.

Thomas L. Bennett – Mr. Bennett has over 30 years of experience in the investment management industry, particularly with fixed income portfolio management and credit analysis.  He has served in senior management for a number of money management firms.  Mr. Bennett has also served as a board member of another investment company, an educational institution, nonprofit organizations, and for-profit companies.  He has an M.B.A. from the University of Cincinnati. Mr. Bennett has been nominated to serve as Chair of the Board upon Closing of the Transaction.

Ann D. Borowiec – Ms. Borowiec has over 25 years of experience in the banking and wealth management industry.  Ms. Borowiec also serves as a board member on several nonprofit organizations.  In nominating her to the Board, the Independent Trustees of the Trusts found that her experience as a Chief Executive Officer in the private wealth management business at a leading global asset manager and private bank, including the restructuring of business lines and defining client recruitment strategies, complemented the skills of existing board members.  Her experience would also provide additional oversight skill in the area of fund distribution.  Ms. Borowiec holds a B.B.A. from Texas Christian University and an M.B.A. from Harvard University.

Joseph W. Chow – Mr. Chow has over 30 years of experience in the banking and financial services industry.  In nominating him to the Board, the Independent Trustees of the Trusts found that his extensive experience in business strategy in non-US markets complemented the skills of existing Board members and also reflected the increasing importance of global financial markets in investment management.  The Independent Trustees also found that Mr. Chow’s management responsibilities as a former Executive Vice President of a leading global asset servicing and investment management firm as well as his experience as Chief Risk and Corporate Administration Officer would add helpful oversight skills to the Board’s expertise.  Mr. Chow holds a B.A. degree from Brandeis University and M.C.P. and M.S. in Management degree from Massachusetts Institute of Technology.

H. Jeffrey Dobbs – Mr. Dobbs has more than 35 years of experience in the automotive, industrial manufacturing, financial services and consumer sectors.  He also has served as a partner in a public accounting firm.  Mr. Dobbs holds a degree in accounting from Valparaiso University.  The Independent Trustees concluded that Mr. Dobbs is suitable to act as Trustee because of his extensive work in the global professional services industry, as well as his educational background.

John A. Fry – Mr. Fry has over 30 years of experience in higher education.  He has served in senior management for three major institutions of higher learning including serving as president of a leading research university.  Mr. Fry has also served as a board member of many nonprofit organizations and several for-profit companies.  Mr. Fry has extensive experience in overseeing areas such as finance, investments, risk-management, internal audit, and information technology.  He holds a B.A. degree in American Civilization from Lafayette College and an M.B.A. from New York University.

Joseph Harroz, Jr. – Mr. Harroz serves as the President of a state university, and also serves as a Director of a bank. He also has served as President and Director of a publicly-traded company, as Interim President and General Counsel to a state university system and as Dean of the College of Law of that state university.  Mr. Harroz holds a B.A. degree from the University of Oklahoma and a J.D. from Georgetown University Law Center.  Mr. Harroz has multiple years of service as a Trustee to the Funds in the Ivy Fund Complex (the “Fund Complex”).  The Independent Trustees concluded that Mr. Harroz is suitable to serve as Trustee because of his educational background, his work experience and the length of his service as a Trustee to the Trusts.

Lucinda S. Landreth – Ms. Landreth has over 35 years of experience in the investment management industry, particularly with equity management and analysis.  She has served as Chief Investment Officer for a variety of money management firms including a bank, a broker, and an insurance company.  Ms. Landreth has advised mutual funds, pension funds, and family wealth managers and has served on the board and executive committees of her college, two foundations and several nonprofit institutions.  In addition to holding a B.A. from Wilson College, she is a Chartered Financial Analyst.

Sandra A. J. Lawrence – Ms. Lawrence has been a member and chair of the boards of several public corporations, closely-held corporations and charitable organizations.  She also has more than 16 years of experience serving on the boards of public companies, including as Audit Committee Chair and Nominating/Governance Committee Chair, and has served as a chief financial officer and on investment and finance committees.  She served as President of Stern Brothers, a municipal bond house, where she held NASD Series licenses 7, 24 and 63. Ms. Lawrence holds an A.B. from Vassar College, as well as master’s degrees from the Massachusetts Institute of Technology and Harvard Business School.  The Independent Trustees concluded that Ms. Lawrence is suitable to serve as Trustee because of her work experience, financial background, academic background and service on corporate and charitable boards.

Frances A. Sevilla-Sacasa – Ms. Sevilla-Sacasa has over 30 years of experience in banking and wealth management.  In nominating her to the Board, the Independent Trustees of the Trust found that her extensive international wealth management experience, in particular, complemented the skills of existing Board members and also reflected the increasing importance of international investment management not only for dollar-denominated investors but also for investors outside the US.  The Independent Trustees also found that Ms. Sevilla-Sacasa’s management responsibilities as the former President and Chief Executive Officer of a major trust and wealth management company would add a helpful oversight skill to the Board’s expertise, and her extensive nonprofit board experience gave them confidence that she would make a meaningful, experienced contribution to the Board.  Finally, in electing Ms. Sevilla-Sacasa to the Board, the Independent Trustees valued her perceived dedication to client service as a result of her overall career experience.  Ms. Sevilla-Sacasa holds B.A. and M.B.A. degrees from the University of Miami and Thunderbird School of Global Management, respectively.

Thomas K. Whitford – Mr. Whitford has over 25 years of experience in the banking and financial services industry, and served as Vice Chairman of a major banking, asset management, and residential mortgage banking institution.  In nominating him to the Board, the Independent Trustees of the Trusts found that Mr. Whitford’s senior management role in wealth management and experience in the mutual fund servicing business would provide valuable current management and financial industry insight, in particular, and complemented the skills of existing Board members.  The Independent Trustees also found that his senior management role in integrating company acquisitions, technology, and operations and his past role as Chief Risk Officer would add a helpful oversight skill to the Board’s expertise.  Mr. Whitford holds a B.S. degree from the University of Massachusetts and an M.B.A. degree from The Wharton School of the University of Pennsylvania.

Christianna Wood – Ms. Wood has over 30 years of experience in the investment management industry.  In selecting her to serve on the Board, the Independent Trustees of the Trusts noted and valued her significant portfolio management, corporate governance and audit committee experience.  Ms. Wood received a B.A. in economics from Vassar College and an M.B.A. in finance from New York University.

Janet L. Yeomans – Ms. Yeomans has over 28 years of business experience with a large global diversified manufacturing company, including service as Treasurer for this company.  In this role, Ms. Yeomans had significant broad-based financial experience, including global financial risk-management, investments, and mergers and acquisitions.  She served as a board member of a for-profit company and also is a current board member of a hospital and a public university system.  She holds degrees in mathematics and physics from Connecticut College, an M.S. in mathematics from Illinois Institute of Technology, and an M.B.A. from the University of Chicago.

Interested Trustee Nominee
Shawn K. Lytle – Mr. Lytle has over 20 years of experience in the investment management industry.  He has been the Global Head of Macquarie Investment Management since January 2019 and Head of Americas – Macquarie Group since December 2017, and he is responsible for all aspects of Macquarie Investment Management’s business.  He joined the firm as President of Macquarie Investment Management – Americas in 2015.  Prior to that time, Mr. Lytle served in various executive management, investment management, and distribution positions at two major banking institutions.  He holds a B.A. degree from The McDonough School of Business at Georgetown University.  Mr. Lytle serves on the board of directors of the National Association of Securities Professionals (NASP), the Sustainability Accounting Standards Board, and he is a member of the board of governors for the Investment Company Institute (ICI).  In November 2017, Mr. Lytle was named to the Black Enterprise list of “Most Powerful Executives in Corporate America.”
Board Structure and Related Matters
The Trusts are governed by the Board, which is responsible for the overall management of the Trusts and the Funds.  Such responsibility includes general oversight and review of the Funds’ investment activities, in accordance with Federal law and the law of the State of Delaware, as well as the stated policies of the Funds.  The Board has appointed officers of the Trusts and delegated to them the management of the day-to-day operations of the Funds, based on policies reviewed and approved by the Board, with general oversight by the Board.

Under the Declarations of Trust and By-laws, a Trustee may serve as a Trustee until he or she dies, resigns or is removed from office.  The Trusts are not required to hold annual meetings of shareholders for the election or re-election of Trustees or for any other purpose, and do not intend to do so.  Delaware law permits shareholders to remove Trustees under certain circumstances and requires the Trusts to assist in shareholder communications.
If shareholders elect the Trustee Nominees, after the Closing of the Transaction, the Board will be comprised of thirteen Independent Trustees (93%) and one Interested Trustee. The Board believes that having a majority of Independent Trustees on the Board is appropriate and in the best interests of the Trusts’ shareholders.  The Board also has nominated Thomas L. Bennett, an Independent Trustee Nominee, to serve as Independent Chair of the Board upon Closing of the Transaction.  In that regard, Mr. Bennett’s responsibilities will include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and of the Independent Trustees; and serving as a liaison with other Trustees, the Trusts’ officers and other management personnel, and counsel.  The Independent Chair also performs such other duties as the Board may from time to time determine.
The Board generally holds four regularly scheduled meetings each year.  The Board may hold special meetings, as needed, in person, by videoconference or by telephone, to address matters arising between regular meetings.  The Independent Trustees also hold four regularly scheduled meetings each year, during a portion of which management is not present, as well as a special meeting in connection with the Board’s annual consideration of the Trusts’ management agreements, and may hold special meetings, as needed.  During the calendar year 2020, the Board of each Trust met 9 times.  Information relating to the number of times that the Board met during each Fund’s most recent full fiscal year is set forth in Appendix C.  No Current Trustee attended less than 75% of the aggregate number of meetings of each Board and of each Committee on which the Current Trustee served during each Fund’s most recently completed fiscal year.
The Board has established a committee structure (described below) that includes four standing committees, the Audit Committee, the Governance Committee, the Investment Oversight Committee, and the Executive Committee, the first three of which are comprised solely of Independent Trustees.  The Board periodically evaluates its structure and composition, as well as various aspects of its operations.  The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trusts in light of, among other factors, the asset size and nature of the Trusts, the number of Funds overseen by the Board, the arrangements for the conduct of the Trusts’ operations, the number of Trustees, and the Board’s responsibilities.
Committees of the Board
The Board has established the following standing committees: Audit Committee, Executive Committee, Investment Oversight Committee and Governance Committee.  The respective duties and current memberships of the standing committees are set forth below.  Information on the number of meetings of each Committee for each Fund’s most recently completed fiscal year is set forth in Appendix C.
Audit Committee.  The Audit Committee serves as an independent and objective party to monitor the Trusts’ accounting policies, financial reporting and internal control system, as well as the work of the Trusts’ independent registered public accounting firm.  The Committee also serves to provide an open avenue of communication among the Trusts’ independent registered public accounting firm, the internal accounting staff of IICO and the Board.  As of the date of this Joint Proxy Statement, the Audit Committee consists of James M. Concannon, H. Jeffrey Dobbs (Chair) and James D. Gressett.
Executive Committee.  The Executive Committee acts as necessary on behalf of the full Board.  When the Board is not in session, the Executive Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Funds except the power to increase or decrease the size of, or fill vacancies on, the Board, and except as otherwise provided by law. As of the date of this Joint Proxy Statement, the Executive Committee consists of Glendon E. Johnson Jr. and Philip J. Sanders.
Investment Oversight Committee.  The Investment Oversight Committee reviews, among other things, the investment performance of the Funds, any proposed changes to the Funds’ investment policies, and the Funds’ market trading activities and portfolio transactions.  As of the date of this Joint Proxy Statement, the Investment Oversight Committee consists of Michael G. Smith (Chair), James M. Concannon, and Glendon E. Johnson, Jr.

Governance Committee.  The Governance Committee evaluates, selects and recommends to the Board candidates to serve as Independent Trustees.  The Governance Committee will consider candidates for Trustee recommended by Shareholders.  Written recommendations with any supporting information should be directed to the Secretary of the Trusts.  The Governance Committee also oversees the functioning of the Board and its committees.  As of the date of this Joint Proxy Statement, the Governance Committee consists of Frank J. Ross, Jr. (Chair), James D. Gressett, Glendon E. Johnson, Jr. and Sandra A.J. Lawrence.  The Board has adopted a written charter of the Governance Committee, which is attached as Appendix D.
Risk Oversight
Consistent with its responsibility for oversight of the Trusts and their Funds, the Board oversees the management of risks relating to the administration and operation of the Trusts and the Funds.  The Board performs this risk management oversight directly and, as to certain matters, directly through its committees and through its Independent Trustees.  The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trusts and the Funds.  The Board will continue this same level of risk management oversight following the Closing of the Transaction.
In general, a Fund’s risks include, among other things, investment risk, credit risk, liquidity risk, valuation risk, operational risk and regulatory compliance risk.  The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trusts and the Funds.  In addition, under the general oversight of the Board, IICO, any sub-advisers (if applicable) and other service providers to the Trusts have themselves adopted a variety of policies, procedures and controls designed to address particular risks of the Funds.  Different processes, procedures and controls are employed with respect to different types of risks.
The Board also oversees risk management for the Trusts and the Funds through review of regular reports, presentations and other information from officers of the Trusts and other persons.
Senior officers of the Trusts, senior officers of IICO, IDI and Waddell & Reed Services Company, doing business as WI Services Company (“WISC”) (collectively, “Ivy”), and the Trusts’ Chief Compliance Officer (“CCO”) regularly report to the Board on a range of matters, including those relating to risk management.  The Board also regularly receives reports from IICO with respect to the investments and securities trading of the Funds, reports from Fund management personnel regarding valuation procedures and reports from management’s Valuation Committee regarding the valuation of particular securities.  In addition to regular reports from Ivy, the Board also receives reports regarding other service providers to the Trusts, either directly or through Ivy or the Funds’ CCO, on a periodic or regular basis.  At least annually, the Board receives a report from the Funds’ CCO regarding the effectiveness of the Funds’ compliance program.  Also, on an annual basis, the Board receives reports, presentations and other information from Ivy in connection with the Board’s consideration of the renewal of each of the Trusts’ agreements with Ivy and the Trusts’ distribution plans under the Rule 12b-1 plan under the 1940 Act.
Senior officers of the Trusts and senior officers of Ivy also report regularly to the Audit Committee on Fund valuation matters, and on the Trusts’ internal controls and accounting and financial reporting policies and practices.  Ivy compliance and internal audit personnel also report regularly to the Audit Committee.  In addition, the Audit Committee receives regular reports from the Trusts’ independent registered public accounting firm on internal control and financial reporting matters.  On at least a quarterly basis, the Independent Trustees meet separately with the Funds’ CCO to discuss matters relating to the Funds’ compliance program.
The Board’s role in risk oversight following the Closing of the Transaction is expected to be substantially the same as the above, albeit with respect to DMC as investment adviser, Delaware Distributors, L.P. (“DDLP”) as distributor, and other unaffiliated and Macquarie affiliated service providers.
Selection of Nominees
The Board’s Governance Committee makes Independent Trustee candidate recommendations to the Board pursuant to its charter.  The Governance Committee evaluates a candidate’s qualification for Board membership and the independence of such candidate from IICO and other principal service providers.  In connection with the Transaction, the Governance Committee also evaluated the Trustee Nominees’ independence from DMC and other Macquarie-affiliated service providers.
The Governance Committee evaluates candidates using certain criteria, considering, among other qualities, a high level of integrity, appropriate experience, a commitment to fulfill the fiduciary duties inherent in Board membership, and the extent to which potential candidates possess sufficiently diverse skill sets that would contribute to the Board’s overall effectiveness.
The Governance Committee considers prospective candidates from any reasonable source, including from recommendations by shareholders of the Trusts.  The Governance Committee initially evaluates prospective candidates on the basis of preliminary information required of all preliminary candidates, considered in light of the criteria discussed above.  Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Governance Committee member to discuss the position; if there appeared to be sufficient interest, a meeting with one or more Governance Committee members would be arranged.  If the Governance Committee, based on the results of these contacts, believed it had identified a viable candidate, it would air the matter with the full group of Independent Trustees for input.
Any request by management to meet with the prospective candidate would be given appropriate consideration.  The Trusts have not paid a fee to third parties to assist in finding nominees.
Shareholders seeking to recommend one or more candidates to the Board should direct the names of such candidates they wish to be considered to the attention of the Trusts’ Governance Committee, in care of the Trusts’ Secretary, at the address of the Trusts listed on the front page of this Joint Proxy Statement.  Such candidates will be considered with any other trustee candidates on the basis of the same criteria described above used to consider and evaluate candidates recommended by other sources.
For candidates to serve as Independent Trustees, independence from IICO (or Macquarie in this case), its affiliates and other principal service providers is critical, as is an independent and questioning mindset.  The Governance Committee also considers whether the prospective candidates’ workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to keep up with Board matters and the rapidly changing regulatory environment in which the Trusts operate.  Different substantive areas may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Governance Committee’s (or the Board’s) perceptions about future issues and needs.
Ownership of Fund Shares
Set forth in Appendix E is information regarding shares of the Funds beneficially owned by each Trustee Nominee as of September 30, 2020, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended, as well as the aggregate dollar range of shares owned by each Trustee nominee of Funds within the Fund Complex.  An Independent Trustee may elect to defer a portion of his or her annual compensation, which deferred amount is deemed to be invested in shares of funds within the Fund Complex.  The amounts listed in Appendix E as “owned” shares include any shares in which the Trustee’s deferred compensation is deemed invested by a Trustee.
To the best of the Trusts’ knowledge, as of December 31, 2020, no person owned beneficially more than 5% of the outstanding shares of any class of any Fund’s securities, except as set out in Appendix F.  As of that date, all of the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each class of the Funds.  In addition, no Trustee or nominee purchased or sold any securities of IICO or its affiliates during the past fiscal year.
Compensation
The fees paid to the Trustees are allocated among the funds in the Fund Complex based on each fund’s relative asset size.  Information relating to compensation paid to the Current Trustees for each Fund’s most recent fiscal year is set forth in Appendix G.

Required Vote
Shareholders of each Trust, including each Fund and class thereof, will vote on a trust-by-trust basis to elect Trustees to that Trust’s Board.  For each Trust, the presence at the First Meeting of one-third of the outstanding shares of such Trust shall be sufficient to constitute a quorum for that Trust.  Trustees are elected by the affirmative vote of a plurality of shares present at the Meeting and entitled to vote, at which quorum is present.  This means that the 14 candidates who receive the largest number of votes will be elected as trustees.  In the election of trustees, votes may be cast in favor of a candidate or withheld.  If elected, the Trustee Nominees will serve as Trustees effective only upon the Closing of the Transaction. If the Transaction is not consummated, the Current Trustees will remain on the Board and the Trustee Nominees who are not Current Trustees will not serve as Trustees of the Trusts, even if elected by shareholders.
THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH TRUST VOTE FOR THE ELECTION OF EACH TRUSTEE NOMINEE.

SECOND MEETING - PROPOSAL 1

TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT FOR EACH FUND
(“NEW INVESTMENT ADVISORY AGREEMENT PROPOSAL”)

Introduction

The Current Investment Advisory Agreements between the Trusts, on behalf of their respective Funds, and IICO will automatically terminate upon the Closing of the Transaction. It is proposed that post-Transaction, DMC, a series of MIMBT, will serve as the investment adviser to the Funds. To ensure that advisory services can continue uninterrupted following the termination of the Current Investment Advisory Agreements, the Boards, including each Board’s current Independent Trustees, have approved the proposed New Investment Advisory Agreement for each Fund, to become effective upon the Closing, subject to shareholder approval. If the New Investment Advisory Agreement for each Fund is approved by shareholders, DMC will manage each Fund effective upon the Closing. In the event shareholders of one or more Funds does not approve the New Investment Advisory Agreement by the Closing, DMC will serve as investment adviser of that Fund pursuant to an interim investment advisory agreement, but must place its compensation for its services during this interim period in escrow, pending shareholder approval of the New Investment Advisory Agreement. The interim advisory agreement would have substantially the same terms as the terms of the Current Investment Advisory Agreements. If the Transaction is not consummated, the New Investment Advisory Agreement Proposal will not be implemented, even if approved by shareholders.

Pursuant to section 15(a)(4) of the 1940 Act, any investment advisory agreement, including any sub-advisory agreement, on behalf of a registered investment company must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling interest in an investment adviser. Such a transfer is often referred to as a “Change of Control Event.” Consummation of the Transaction, which is set to occur in the first half of 2021, whereby WDR will be acquired by Macquarie, will constitute a Change of Control Event for IICO, resulting in the automatic termination of the Current Investment Advisory Agreements between IICO and the Trusts, on behalf of the Funds. Section 15(a) of the 1940 Act also provides that “it shall be unlawful for any person to serve or act as an investment adviser of a registered investment company, except pursuant to a written contract, which contract . . . has been approved by the vote of a majority of the outstanding voting securities of such registered company,” as defined by the 1940 Act. Because it is proposed that DMC serve as the new investment adviser to the Funds after the Closing, the proposed New Investment Advisory Agreement must be approved by each Funds’ shareholders.

IICO and the Trusts are unaware of any Trustee having any material interest, direct or indirect, in the Transaction, except that Philip J. Sanders, President of the Trust, is deemed to have such an interest because of his positions at WDR and its affiliates and because of his compensation arrangements totaling approximately $14,059,945 based on the anticipated Closing of the Transaction, assuming an effective date of January 15, 2021. This amount does not reflect certain compensation actions that may occur prior to completion of the Transaction, including any equity award grants that may be made after the assumed effective time of January 15, 2021.  He also is potentially entitled to additional ongoing compensation relating to post-Transaction transitional activities involving certain Fund matters. These compensation arrangements are more fully described in the preliminary proxy statement that WDR filed with the SEC on January 22, 2021.

Section 15(f) of the 1940 Act

Macquarie has made certain covenants in connection with the Transaction regarding compliance with section 15(f) of the 1940 Act, which, in pertinent part, provides a safe harbor for the receipt by an investment adviser or any of its affiliated persons of any amount or benefit in connection with certain transactions, such as the Transaction, involving an assignment of an investment management services agreement as long as two conditions are satisfied.

The first condition requires that no “unfair burden” be imposed on the investment company or companies as a result of the Transaction, or as a result of any express or implied terms, conditions or understandings applicable to the Transaction. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor investment adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company (other than bona fide ordinary fees for principal underwriting services).  No such compensation arrangements are contemplated by the Transaction. WDR and Macquarie have agreed to refrain from imposing or seeking to impose, for a period of two years after the Closing of the Transaction, any “unfair burden” on the Funds.

The second condition requires that, during the three-year period immediately following the closing of such Transaction, at least 75% of an investment company’s board of directors or trustees not be “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the investment adviser or predecessor investment adviser.  The Board of Trustees of each Fund and the Delaware Funds by Macquarie board each currently satisfies such 75% requirement, and the newly constituted board, provided approval of the Trustee Nominees in the Trustee Election Proposal, will satisfy such 75% requirement.  Macquarie has agreed with WDR to use its reasonable best efforts to ensure continued satisfaction of the 75% requirement for the three-year period following the Closing.

The Current Investment Advisory Agreements

IICO, a Delaware corporation, serves as the investment adviser to the Funds and Ivy High Income Opportunities Fund (IVH), a closed-end fund. IICO has been a registered investment adviser with the SEC since 2002. As of December 31, 2020, IICO had approximately $74.8 billion in total assets under management. IICO’s principal office is located at 6300 Lamar Avenue, Overland Park, KS 66202.

IICO provides investment management services to the Funds under the Current Investment Advisory Agreements. At a meeting held on August 11–12, 2020 (the “2020 15(c) Meeting”), the Boards, including each Board’s Independent Trustees, approved the renewal of the Current Investment Advisory Agreements. The date of each Current Investment Advisory Agreement and the date on which it was last approved by each respective Fund’s shareholders are provided in Appendix M.

The Proposed New Investment Advisory Agreement

DMC is a series of MIMBT. MIMBT, a Delaware statutory trust, is an indirect, wholly-owned registered investment advisory subsidiary of Macquarie Group. MIMBT has been a registered investment adviser with the SEC since 1988. As of December 31, 2020, DMC had approximately $77.5 billion in total assets under management. DMC provides investment advisory services to registered investment companies within the Delaware Funds by Macquarie complex, as well as to certain other affiliated registered investment companies. Its principal office is 100 Independence, 610 Market Street, Philadelphia, PA 19106. Additional information regarding the ownership structure of DMC is included in Appendix I, and information regarding DMC’s other investment company clients is included in Appendix J.

It is proposed that DMC provide investment management services to the Funds pursuant to the proposed New Investment Advisory Agreement. The terms of the proposed New Investment Advisory Agreement, and certain differences between the proposed New Investment Advisory Agreement and the Current Investment Advisory Agreements are described, generally, below. The proposed New Investment Advisory Agreement with DMC for the Funds is substantially similar to the Funds’ Current Investment Advisory Agreements with IICO.  The proposed New Investment Advisory Agreement does not change any Fund’s contractual advisory fee rate. Differences in language, stylistic changes, and changes to provisions that would not result in a change to a reasonable substantive interpretation of an agreement are not included in the below description; and the comparison below is qualified in its entirety by the Current Investment Advisory Agreements and the New Investment Advisory Agreement in Appendix H. The proposed New Investment Advisory Agreement primarily differs from the Current Investment Advisory Agreements as follows:

Fees. There would be no change in the fee schedule used to determine the gross investment advisory fees payable to DMC under the proposed New Investment Advisory Agreement. Exhibit A to Appendix H discloses the rate of compensation of DMC under the proposed New Investment Advisory Agreement. The Current Investment Advisory Agreements, with the exception of InvestEd’s Current Investment Advisory Agreement, provide that advisory fees to IICO are computed each day based on the net asset value for each Fund at the annual rate listed in the Agreement, whereas, the proposed New Investment Advisory Agreement provides that advisory fees shall be calculated daily and paid to DMC monthly. Further, the Current Investment Advisory Agreements provide that, in computing the net asset value for the Funds, the amount owed to the Fund regarding the shares which have been sold but not yet paid to the Fund by IDI shall be excluded; the proposed New Investment Advisory Agreement has no such provision with respect to DDLP. In addition, the Current Investment Advisory Agreements for each Trust, with the exception of the InvestEd Agreement, contain a provision, which states that, if the laws, regulations or policies of any state in which shares of the applicable Funds are qualified for sale limit the operation and management expenses of the Funds, IICO will refund to the Funds the amount by which such expenses exceed the lowest of such state limitations; the New Investment Advisory Agreement contains no such provision. Finally, the proposed New Investment Advisory Agreement provides that, if it is terminated prior to the end of any calendar month for a Fund, the management fee to DMC shall be prorated and shall be payable within ten (10) calendar days after the Agreement’s termination date; the Current Investment Advisory Agreements do not have such a provision.

Investment Advisory Services. The proposed New Investment Advisory Agreement generally requires DMC to provide substantially similar services to the applicable Funds as IICO does under the Current Investment Advisory Agreements. The proposed New Investment Advisory Agreement generally provides that, subject to the direction and control of the Board, DMC shall: (i) regularly make decisions as to what securities and other instruments to purchase and sell on behalf of a Fund; (ii) effect the purchase and sale of those investments in furtherance of a Fund’s objectives and policies; and (iii) furnish the respective Board with information and reports regarding a Fund’s investments as DMC deems appropriate or as such Board may reasonably request. Further, the proposed New Investment Advisory Agreement includes a provision stating that DMC is deemed to be an independent contractor, which requires that, without express authorization, it has no authority to act for or represent the Funds. There is no such provision in the Current Investment Advisory Agreements, however, such Agreements do provide that IICO is subject at all times to the direction and control of the respective Boards of the Funds for which they provide investment advisory services.

In addition, aside from acting as investment adviser to the Funds, the Current Investment Advisory Agreements explicitly provide that IICO or one of its affiliates may also act as a transfer agent or shareholder servicing agent for the Funds or as the accounting services agent of the Funds so long as there are separate agreements to that effect. The proposed New Investment Advisory Agreement contains no similar provision.

Sub-advisers. The proposed New Investment Advisory Agreement provides that DMC may, to the extent permitted by applicable law, appoint at its own expense one or more sub-advisers, including affiliates of DMC, to perform investment advisory services for a Fund. Generally, the Current Investment Advisory Agreements for the Funds that are series of the Ivy Funds Trust in addition to certain Funds within the Ivy VIP Trust, as set forth in the table below under “Sub-Advisory Arrangements—Current Unaffiliated Sub-Advisers,” permit IICO to contract with sub-advisers to perform services for a Fund for which IICO is responsible. The Current Investment Advisory Agreements for the remaining Funds in the Ivy VIP Trust and the Funds in the InvestEd Trust do not contain a similar provision.  However, while the proposed New Investment Advisory Agreement provides that DMC may terminate a sub-adviser in its sole discretion at any time to the extent permitted by applicable law and that DMC will assume the terminated sub-adviser’s responsibilities for the respective Fund unless and until a new sub-adviser is selected, the Ivy Funds and certain of the Ivy VIP Funds’ Current Investment Advisory Agreements contain no such conditional provision.

Best Execution. Under the proposed New Investment Advisory Agreement, subject to the primary objective of obtaining the best execution, DMC may place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers selected by DMC who provide statistical, factual and financial information and services to a Fund, to DMC, to any sub-adviser, or to any other fund or account for which DMC or any sub-adviser provides investment advisory services and/or with broker/dealers who sell shares of a Fund or who sell shares of any other investment company for which DMC or any sub-adviser provides investment advisory services. Further, the proposed New Investment Advisory Agreement provides that broker/dealers who sell shares of any investment companies or series thereof for which DMC or a sub-adviser provides investment advisory services shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the rules of the SEC and the Financial Industry Regulatory Authority and does not take into account such broker/dealer’s promotion or sale of such shares. The Current Investment Advisory Agreements contain no similar provisions, but they do provide that IICO shall have no duty to seek advance competitive commission bids and that IICO may select brokers based solely on its current knowledge of prevailing commission rates; the proposed New

Investment Advisory Agreement contains no such provision with respect to seeking advance competitive commission bids.

Soft Dollars. The Current Investment Advisory Agreements and the proposed New Investment Advisory Agreement provide that IICO and DMC, respectively, may cause a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where IICO or DMC has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or IICO’s or DMC’s overall responsibilities with respect to the respective Trust and to other clients for which they exercise investment discretion.

Other Business. The proposed New Investment Advisory Agreement provides that the services of DMC are not exclusive to the Funds and that DMC and its affiliates may render services to others; the Current Investment Advisory Agreements contain no similar provision.

Payment of Expenses. The proposed New Investment Advisory Agreement and the Current Investment Advisory Agreements have provisions addressing allocation of expenses; the Agreements provide that each Fund is responsible for its own expenses and provide specific examples of such expenses.

The Current Investment Advisory Agreements differ from the proposed New Investment Advisory Agreement in that they provide for those expenses for which IICO shall pay in full, including the salaries and employment benefits of all employees of IICO who are engaged in providing these advisory services; adequate office space and suitable office equipment for such employees; and all telephone and communications costs relating to such functions. The proposed New Investment Advisory Agreement contains no such provision explicitly. Rather, it provides that, in the conduct of the respective businesses of DMC and a Fund and in the performance of the proposed New Investment Advisory Agreement, the Fund and DMC may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between them.  Under this provision, certain expenses associated with Macquarie personnel providing legal services and producing regulatory materials are allocated to the Delaware Funds by Macquarie.  The Current Investment Advisory Agreement does not specifically provide for the proration of shared expenses.  It is not anticipated that the total expense ratio of any Fund will increase materially as a result of this provision.

The advisory fee rates (including breakpoints) in the proposed New Investment Advisory Agreement, if approved, will be the same as in the Current Investment Advisory Agreements.

Limitation on Liability. The limitation of liability provisions in the Current Investment Advisory Agreements and the proposed New Investment Advisory Agreement are the same.  Both Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the investment adviser to a Fund, IICO and DMC, respectively, shall not be liable to a Fund or to any shareholder for any action or omission arising in the course of, or connected with, rendering its services under the Agreement or for any losses arising from the purchase, holding or sale of any security.

Term and Continuance. If approved by shareholders of a Fund, the proposed New Investment Advisory Agreement will continue in effect for an initial period of two years from the date of implementation, whereas the Current Investment Advisory Agreements have one-year terms.  The Agreements have substantially similar provisions for renewal, and may be renewed provided that renewal and continuance is specifically approved at least annually in accordance with the 1940 Act.

Termination. The Agreements have substantially similar termination provisions, generally providing that the Agreement may be terminated at any time, without the payment of any penalty, by a Trust upon giving sixty (60) calendar days’ written notice, provided that the termination is directed or approved by the vote of a majority of the Board or by the vote of a 1940 Act Majority of a Fund’s outstanding voting securities. The proposed New Investment Advisory Agreement may also be terminated by DMC on sixty (60) calendar days’ written notice; the Current Investment Advisory Agreements may be terminated by IICO on one hundred twenty (120) calendar days’ written notice.

Further, the proposed New Investment Advisory Agreement provides that, upon termination of the Agreement, the obligations of all the parties thereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of the Agreement committed prior to such termination, and except for the obligation of the Trust to pay to DMC the fee if the Agreement is terminated prior to the end of any calendar month for a Fund, as described in “The Proposed New Investment Advisory Agreement—Fees.” The Current Investment Advisory Agreements contain no similar provisions.

Assignment. As required by the 1940 Act, the Current Investment Advisory Agreements and proposed New Investment Advisory Agreement will immediately terminate in the event of their “assignment” (as defined in the 1940 Act). However, in addition, the proposed New Investment Advisory Agreement provides that the Agreement shall extend to and bind the administrators, successors and permitted assigns of the parties thereto. The Current Investment Advisory Agreements contain no such provision.

Proxy Voting. The proposed New Investment Advisory Agreement provides that the decisions to be made by DMC shall include exercising discretion regarding any voting rights, rights to consent to corporate actions and any other rights pertaining to a Fund’s investment securities. The Current Investment Advisory Agreements do not contain any provisions explicitly providing IICO with the ability to vote proxies on behalf of the Funds; however, the Agreements do provide that IICO shall take, on behalf of the Funds, all actions which appear to IICO necessary to carry into effect its investment programs and supervisory functions.

Amendments. To incorporate the requirements of the 1940 Act explicitly, the proposed New Investment Advisory Agreement provides that it generally may not be amended without a shareholder vote and a vote of the Independent Trustees, but that it may be amended without shareholder approval if the amendment relates solely to a change for which applicable laws and regulations do not require shareholder approval. The proposed New Investment Advisory Agreement also provides that it may be amended pursuant to a written agreement executed by a Fund and DMC. The Current Investment Advisory Agreements do not explicitly contain similar provisions.

Additional Information. The Current Investment Advisory Agreements were last approved for continuance by their respective Boards for each Fund in August 2020. A discussion of the basis for the Boards’ approval of the Current Investment Advisory Agreements for a Fund is available in such Funds’ most recent semi-annual or annual report.

Appendix M states, for each Fund, the effective date of the Current Investment Advisory Agreements, the date of last shareholder approval, and the reason for the most recent submission to shareholders.

Appendix J lists other registered funds advised by DMC that have investment objectives similar to those of the Funds, the net assets of such funds, the fee schedule pursuant to which DMC received advisory fees from the funds, and whether DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses to cap total expenses at a specified amount.

Appendix K describes for each Fund the aggregate amount of IICO’s fees and the amount and purpose of any other material payments to IICO and its affiliates for services provided to each Fund during its last fiscal year.

No Anticipated Changes to the Funds’ Portfolio Management at Closing

Following the Transaction, DMC will oversee the activities of the Funds’ investment teams. The investment teams will include investment personnel from the Unaffiliated Sub-Advisers for those Funds that are currently sub-advised by an Unaffiliated Sub-Adviser. The IICO employees who provide operational support to the Funds and the IICO investment professionals who currently manage the Funds will remain at the Closing of the Transaction, albeit as Macquarie employees.  In addition, for certain fixed income Funds, Macquarie intends to add DMC portfolio managers to the existing portfolio management team at the Closing.  Any changes to investment professionals in the future will be made with the best interests of shareholders in mind.

Sub-Advisory Arrangements

Current Unaffiliated Sub-Advisers

Certain Funds are currently sub-advised by Unaffiliated Sub-Advisers, as outlined below.  These sub-advisory agreements will also terminate upon the Closing of the Transaction under applicable regulations.  As a result, at the meeting held on January 12, 2021, the Ivy Funds Board and the Ivy VIP Board, including their respective Independent Trustees, considered and unanimously approved new sub-advisory agreements between DMC and the following current Unaffiliated Sub-Advisers to the Funds, contingent upon shareholder approval of the proposed New Investment Advisory Agreement and each Fund’s ability to rely on the new manager of managers order described in the Manager of Managers Proposal. Shareholder approval is not required for the new sub-advisory agreements.  The new sub-advisory agreements are substantially similar to the Funds’ current sub-advisory agreements, except that they are between DMC and the Unaffiliated Sub-Advisers instead of IICO.  If shareholders of a Fund do not approve the New Investment Advisory Agreement Proposal or the Manager of Managers Proposal, the Unaffiliated Sub-Adviser to such Fund will provide sub-advisory services to the Fund under an interim sub-advisory agreement approved by the Board to permit continuity of management while solicitation continues. The terms of the interim sub-advisory agreements are identical to those of the current agreements except for the parties, term and escrow provisions required by applicable law.

The following Funds are currently sub-advised by Unaffiliated Sub-Advisers, as outlined below.  It is anticipated that these Unaffiliated Sub-Advisers will continue to sub-advise the Funds at Closing as discussed herein.

Fund	Unaffiliated Sub-Adviser
Ivy Securian Core Bond Fund	Securian Asset Management, Inc.
Ivy Securian Real Estate Securities Fund	Securian Asset Management, Inc.
Ivy LaSalle Global Real Estate Fund	LaSalle Investment Management Securities, LLC
Ivy Apollo Strategic Income Fund	Apollo Credit Management, LLC
Ivy Apollo Multi-Asset Income Fund	Apollo Credit Management, LLC LaSalle Investment Management Securities, LLC
Ivy Pictet Targeted Return Bond Fund	Pictet Asset Management SA Pictet Asset Management Limited
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	ProShares Advisors LLC
Ivy ProShares Russell 2000 Dividend Growers Index Fund	ProShares Advisors LLC
Ivy ProShares Interest Rate Hedged High Yield Index Fund	ProShares Advisors LLC
Ivy ProShares S&P 500 Bond Index Fund	ProShares Advisors LLC
Ivy ProShares MSCI ACWI Index Fund	ProShares Advisors LLC
Ivy PineBridge High Yield Fund	PineBridge Investments LLC
Ivy Wilshire Global Allocation Fund	Wilshire Associates, Inc.
Ivy Pzena International Value Fund	Pzena Investment Management, LLC
Ivy International Small Cap Fund	Mackenzie Investments Europe Limited Mackenzie Investments Asia Limited
Ivy Pictet Emerging Markets Local Currency Debt Fund	Pictet Asset Management Limited Pictet Asset Management (Singapore) PTE Ltd
Ivy VIP Securian Real Estate Securities	Securian Asset Management, Inc.
Ivy VIP Pathfinder Moderately Conservative — Managed Volatility	Securian Asset Management, Inc.
Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility	Securian Asset Management, Inc.
Ivy VIP Pathfinder Moderate — Managed Volatility	Securian Asset Management, Inc.

Macquarie’s Global Investment Platform

If the proposed New Investment Advisory Agreement is approved, DMC may utilize Macquarie’s global equity or global fixed income investment platform in providing advisory, trading and other services to the Funds.  In order to leverage Macquarie’s global equity and/or fixed income platform for the Funds, DMC has recommended, and the

Board has approved, the appointment of certain Affiliated Sub-Advisers to certain Funds, as listed below under the manager of managers exemptive order described in the Manager of Managers Proposal, contingent upon shareholder approval of a Fund’s ability to rely on such order.

Below is a brief description of Macquarie’s global investment platforms, the Affiliated Sub-Advisers and the anticipated role that the Affiliated Sub-Advisers would play in the investment program of each applicable Fund.

Global Equity Investment Platform

DMC utilizes its Affiliated Sub-Adviser Macquarie Investment Management Global Limited (“MIMGL”) to provide quantitative support and both MIMGL and Macquarie Funds Management Hong Kong Limited (“MFMHKL”) to provide trading to the equity mutual funds that DMC advises.  Both MIMGL and MFMHKL are registered investment advisers with the SEC, as well as registered in their home jurisdiction. If the New Investment Advisory Agreement Proposal and the Manager of Managers Proposal are approved, MIMGL, DMC’s Sydney Australia based affiliate, and MFMHKL, DMC’s Hong Kong domiciled affiliate, would be authorized to provide trading for equity Funds investing in foreign securities to support DMC’s portfolio managers. Under this arrangement, MIMGL provides services such as performance attribution and supplementing the work of DMC’s U.S. based quantitative team, with both MIMGL and MFMHKL trading securities as directed by DMC’s U.S. based portfolio managers in the Austral-Asia time zone.  DMC believes that utilizing local traders in the applicable time zone, or closer to the applicable time zone, creates efficiencies, leverages relationships those traders may have with local market participants and enables more nimble execution and responsiveness to information that may impact the region.

Global Fixed Income Investment Platform

DMC utilizes its Affiliated Sub-Advisers, Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), Macquarie Investment Management Europe Limited (“MIMEL”) and MIMGL to provide portfolio management and trading services, as well as to share investment research and recommendations, with respect to the fixed income mutual funds that DMC advises.  The global fixed income investment platform includes offices in Philadelphia (DMC), Sydney (MIMGL), London (MIMEL) and Vienna (MIMAK), which provide 24-hour coverage across the three major market time zones (Australasia, Europe, Americas) and collaboration on all major fixed income asset classes presently managed by all four locations.  DMC believes that this global coverage will be beneficial for the Funds, as it translates into potentially more resources and diversity of viewpoints to assist in the management of the Funds.  DMC collaborates across locations and is able to delegate to its affiliates specific execution of the Funds’ strategy from time to time in its sole discretion, although DMC and the Funds’ named portfolio managers are responsible for driving the Funds’ strategy and investment process and remain primarily responsible for the day-to-day management of the Funds’ portfolios.  DMC believes the ability to utilize its global affiliates in this manner enables DMC’s portfolio managers to leverage the capabilities of the broader MAM organization and to take advantage of its affiliates’ expertise and location in Austral-Asian, European or British financial markets, as well as the affiliates’ access to research and investment ideas that may be unique to or influenced by those financial markets.   Moreover, consistent with the use of affiliates for trading equity securities as discussed above, utilizing local traders in the applicable time zone, or closer to the applicable time zone, provides benefits such as efficiencies, access to relationships those traders may have with local market participants and more nimble execution and reactivity to information that may impact the region.

If the New Investment Advisory Agreement Proposal and the Manager of Managers Proposal are approved by shareholders for a Fund, it is anticipated that the Affiliated Sub-Advisers would provide advisory, trading or other services to each Fund as indicated below, effective after the Closing.  Those Funds indicated as “multi-asset” would utilize both the global equity and global fixed income investment platforms.

Fund	Platform	Affiliated Sub-Adviser(s)
Ivy Mid Cap Growth Fund	Equity	MFMHK, MIMGL
Ivy Mid Cap Income Opportunities Fund	Equity	MFMHK, MIMGL
Ivy Large Cap Growth Fund	Equity	MFMHK, MIMGL
Ivy Core Equity Fund	Equity	MFMHK, MIMGL
Ivy Global Growth Fund	Equity	MFMHK, MIMGL
Ivy Science & Technology Fund	Equity	MFMHK, MIMGL

Fund	Platform	Affiliated Sub-Adviser(s)
Ivy International Core Equity Fund	Equity	MFMHK, MIMGL
Ivy Managed International Opportunities Fund	Equity	MFMHK, MIMGL
Ivy Accumulative Fund	Equity	MFMHK, MIMGL
Ivy Small Cap Growth Fund	Equity	MFMHK, MIMGL
Ivy Small Cap Core Fund	Equity	MFMHK, MIMGL
Ivy International Small Cap Fund	Equity	MFMHK, MIMGL
Ivy Global Equity Income Fund	Equity	MFMHK, MIMGL
Ivy Value Fund	Equity	MFMHK, MIMGL
Ivy Emerging Markets Equity Fund	Equity	MFMHK, MIMGL
Ivy Energy Fund	Equity	MFMHK, MIMGL
Ivy Natural Resources Fund	Equity	MFMHK, MIMGL
Ivy Balanced Fund	Multi Asset	MIMAK, MFMHK, MIMGL, MIMEL
Ivy Asset Strategy Fund	Multi Asset	MIMAK, MFMHK, MIMGL, MIMEL
Ivy Wilshire Global Allocation Fund	Multi Asset	MIMAK, MFMHK, MIMGL, MIMEL
Ivy Apollo Multi-Asset Income Fund	Multi Asset	MIMAK, MFMHK, MIMGL, MIMEL
Ivy Limited Term Bond Fund	Fixed Income	MIMEL, MIMGL, MIMAK
Ivy Government Securities Fund	Fixed Income	MIMEL, MIMGL, MIMAK
Ivy High Income Fund	Fixed Income	MIMEL, MIMGL, MIMAK
Ivy Corporate Bond Fund	Fixed Income	MIMEL, MIMGL, MIMAK
Ivy Crossover Credit Fund	Fixed Income	MIMEL, MIMGL, MIMAK
Ivy Global Bond Fund	Fixed Income	MIMEL, MIMGL, MIMAK
Ivy VIP Mid Cap Growth	Equity	MFMHK, MIMGL
Ivy VIP Growth	Equity	MFMHK, MIMGL
Ivy VIP Core Equity	Equity	MFMHK, MIMGL
Ivy VIP Global Growth	Equity	MFMHK, MIMGL
Ivy VIP Science and Technology	Equity	MFMHK, MIMGL
Ivy VIP International Core Equity	Equity	MFMHK, MIMGL
Ivy VIP Small Cap Growth	Equity	MFMHK, MIMGL
Ivy VIP Small Cap Core	Equity	MFMHK, MIMGL
Ivy VIP Global Equity Income	Equity	MFMHK, MIMGL
Ivy VIP Natural Resources	Equity	MFMHK, MIMGL
Ivy VIP Energy	Equity	MFMHK, MIMGL
Ivy VIP Value	Equity	MFMHK, MIMGL
Ivy VIP Balanced	Multi Asset	MIMAK, MFMHK, MIMGL, MIMEL
Ivy VIP Asset Strategy	Multi Asset	MIMAK, MFMHK, MIMGL, MIMEL
Ivy VIP Pathfinder Conservative	Multi Asset	MIMAK, MFMHK, MIMGL, MIMEL
Ivy VIP Pathfinder Moderately Conservative	Multi Asset	MIMAK, MFMHK, MIMGL, MIMEL
Ivy VIP Pathfinder Moderate	Multi Asset	MIMAK, MFMHK, MIMGL, MIMEL
Ivy VIP Pathfinder Moderately Aggressive	Multi Asset	MIMAK, MFMHK, MIMGL, MIMEL
Ivy VIP Pathfinder Aggressive	Multi Asset	MIMAK, MFMHK, MIMGL, MIMEL
Ivy VIP Pathfinder Moderately Conservative Managed Volatility	Multi Asset	MIMAK, MFMHK, MIMGL, MIMEL
Ivy VIP Pathfinder Moderate Managed Volatility	Multi Asset	MIMAK, MFMHK, MIMGL, MIMEL
Ivy VIP Pathfinder Moderately Aggressive Managed Volatility	Multi Asset	MIMAK, MFMHK, MIMGL, MIMEL
Ivy VIP Limited-Term Bond	Fixed Income	MIMEL, MIMGL, MIMAK
Ivy VIP Corporate Bond	Fixed Income	MIMEL, MIMGL, MIMAK
Ivy VIP High Income	Fixed Income	MIMEL, MIMGL, MIMAK
Ivy VIP Global Bond	Fixed Income	MIMEL, MIMGL, MIMAK

Additional Information About DMC

Appendix I provides the name, address and principal occupation of each executive officer and each trustee of DMC, and Appendix L provides the names of each individual who is an officer or trustee of the respective Trusts and who is also an officer, employee or shareholder of DMC.

Board Considerations in Approving the Proposed New Investment Advisory Agreement
At a meeting held on January 12, 2021 (the “January 2021 Meeting”), the Trusts’ respective Boards, including each Board’s Independent Trustees, considered and unanimously approved the proposed New Investment Advisory Agreement between the Trusts, on behalf of each Fund, and DMC, as shown in Appendix H. The Boards also determined to recommend that shareholders of each Fund approve the proposed New Investment Advisory Agreement. Each Board’s Independent Trustees reviewed the approval of the proposed New Investment Advisory Agreement in executive sessions with their independent legal counsel at which no representatives of DMC or IICO were present. In voting their approval of the proposed New Investment Advisory Agreement at the January 2021 Meeting, the Boards relied on an order issued by the SEC in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

Background for the Board Approvals

At a meeting held on December 17, 2020, representatives of WDR, IICO and DMC met with the Boards to discuss the merger agreement with Macquarie, pursuant to which Macquarie would acquire WDR. The Independent Trustees were advised that the Transaction, if completed, would constitute a Change of Control Event and result in the termination of the Current Investment Advisory Agreements. The Independent Trustees were also advised that it was proposed that DMC, a wholly-owned subsidiary of Macquarie, would serve as the investment adviser to each Fund after the Closing and that the Boards would be asked to consider approval of the terms and conditions of the proposed New Investment Advisory Agreement with DMC and thereafter to submit the proposed New Investment Advisory Agreement to each Fund’s shareholders for approval.

In anticipation of the Transaction, the Trustees met at a series of subsequent meetings on January 6, 2021, January 9, 2021, and January 12, 2021, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the proposed New Investment Advisory Agreement; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a “Board Meeting”). During each of these Board Meetings, the Boards sought additional and clarifying information as they deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the “Diligence Requests”) that were submitted to DMC and DDLP. The Diligence Requests sought information relevant to the Boards’ consideration of the proposed New Investment Advisory Agreement and distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. DMC and DDLP provided documents and information in response to the Diligence Requests (the “Response Materials”). Senior management representatives of DMC, WDR and IICO participated in a portion of each Board Meeting and addressed various questions raised by the Boards. Throughout the process, the Independent Trustees were assisted by their independent legal counsel, who advised them on, among other things, their duties and obligations relating to their consideration of the proposed New Investment Advisory Agreement.

The Boards’ evaluation of the proposed New Investment Advisory Agreement reflected the information provided specifically in connection with its review of the proposed New Investment Advisory Agreement, as well as, where relevant, information that was previously furnished to the Boards in connection with the most recent renewal of the Current Investment Advisory Agreements at a meeting of the Boards on August 11-12, 2020 (“2020 15(c) Board Meeting”) and at other subsequent Board meetings in 2020. The Boards’ evaluation of the proposed New Investment Advisory Agreement also reflected the knowledge gained as Trustees of the Funds with respect to services provided by IICO and its affiliates.

The Boards’ approvals and recommendations were based on their determination, within their business judgment, that it would be in the best interests of each Fund and the Fund’s respective shareholders, for DMC to provide investment advisory services to the Funds, following the Closing.

Factors Considered in Approving the Proposed New Investment Advisory Agreement

In connection with the Boards’ consideration of the proposed New Investment Advisory Agreement, DMC and IICO advised the Boards about a variety of matters, including the following:

•
The nature, extent, and quality of the services to be provided to the Funds by DMC post-Transaction are expected to be of at least the same level as the services currently provided to the Funds by IICO.

•	DMC’s stated commitment to maintaining and enhancing the Ivy Fund Complex shareholder experience.
•	DMC does not propose changes to the investment objective(s) of any Funds.
•	The proposed New Investment Advisory Agreement does not change any Fund’s contractual advisory fee rate.
•
The portfolio managers and portfolio management teams at IICO that manage the Funds are expected to continue to do so post-Transaction as employees of Macquarie, if they choose to become employees of Macquarie.

•	DMC proposes that the same Unaffiliated Sub-Advisers be retained post-Transaction.
•	DMC may utilize certain Affiliated Sub-Advisers to leverage Macquarie’s global equity and/or global fixed income investment platform in providing advisory, trading and other services to the Funds.
•
DDLP’s distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

•	The support expressed by the current senior management team at IICO for the Transaction and IICO’s recommendation that the Boards approve the proposed New Investment Advisory Agreement.
•
The commitments of Macquarie and WDR to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

•	In addition to the matters noted above, in their deliberations regarding approval of the proposed New Investment Advisory Agreement, the Boards considered the factors discussed below, among others.

The Nature, Extent, and Quality of Services Expected to be Provided by DMC.  The Boards received and considered information regarding the nature, extent and quality of services expected to be provided by DMC. In evaluating the nature, extent and quality of services to be provided by DMC, the Boards considered information provided by DMC regarding its advisory services, investment philosophy and process, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition (both pre- and post-Closing). The Boards also considered the capabilities, resources, and personnel of DMC, including senior and other personnel of IICO who had been extended offers to join DMC, in order to determine whether DMC is capable of providing the same level of investment management services currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to DMC. The Boards recognized that the IICO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Boards also considered the policies and practices of DMC regarding the selection of broker/dealers and the execution of portfolio transactions. The Boards considered the resources and infrastructure that DMC intends to devote to its compliance program to ensure compliance with applicable laws and regulations as well as DMC’s commitment to those programs. The Boards also considered the resources that DMC has devoted to its risk management program and cybersecurity program. The Boards also reviewed information provided by DMC related to its business, legal, and regulatory affairs. This review considered the resources available to DMC to provide the services specified under the proposed New Investment Advisory Agreement. The Boards considered DMC’s financial condition, including the financing of the Transaction, and noted that DMC is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.  Finally, the Boards considered that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by DMC compared to those currently provided by IICO.

The Boards considered that, while it was proposed that DMC would become the investment adviser to the Funds, the same portfolio managers and portfolio management teams at IICO that manage Funds are expected to continue to do so after the Transaction as employees of Macquarie if they choose to become employees of Macquarie. The Boards determined that they had considered the qualifications of the portfolio managers at IICO at the 2020 15(c) Board Meeting.

The Boards considered that certain Funds would continue to operate in a manager-of-managers structure Post- Transaction, with expanded relief provided that the Manager of Managers Proposal is approved. The Board considered that DMC’s experience in allocating assets to, and overseeing the advisory services of, its sub-advisers, was similar to IICO’s role in allocating assets to and overseeing the advisory services provided by the current sub-advisers to the Funds, as applicable.  The Board considered that DMC may utilize certain Affiliated Sub-Advisers to leverage Macquarie’s global equity and/or global fixed income investment platform in providing advisory, trading and other services to the Funds.

The Boards considered that the terms and conditions of the proposed New Investment Advisory Agreement are substantially similar to the terms and conditions of the Current Investment Advisory Agreements (see “The Proposed New Investment Advisory Agreement”, above).

After review of these and other considerations, the Boards concluded that DMC will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by IICO and IDI, and that these services are appropriate in nature and extent in light of the Funds’ operations and investor needs.

Performance of the Funds. With respect to the performance of the Funds, the Boards considered their review at the 2020 15(c) Board Meeting of peer group and benchmark investment performance comparison data relating to each Fund’s long-term performance record for similar accounts. The Boards considered that information reviewed at the 2020 15(c) Board Meeting would be relevant given that the Funds are expected to retain their current portfolio managers, portfolio management teams or Unaffiliated Sub-Advisers. Based on information presented to the Boards at the 2020 15(c) Board Meeting and its discussions with DMC, the Board concluded that DMC is capable of generating a level of long-term investment performance that is appropriate in light of each Fund’s investment objectives, strategies and restrictions.

Fees to Be Paid to DMC and Expenses of the Funds. The Boards considered that they had reviewed each Fund’s existing advisory fee rate at the 2020 15(c) Board Meeting. The Boards considered that the proposed New Investment Advisory Agreement does not change any Fund’s contractual advisory fee rate.  The Boards also considered that DMC and IICO had represented to the Boards that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an “unfair burden” on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) apply. The Boards also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by DMC (for further information, see Appendix J). The Boards concluded that the retention of DMC was unlikely to impose an unfair burden on the Funds’ because, after the Transaction, none of IICO, DMC, DDLP, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Boards determined, with respect to each Fund, that DMC’s advisory fee is fair and reasonable in light of the nature, extent and quality of services to be provided to the Fund under the proposed New Investment Advisory Agreement.

Extent to Which DMC May Realize Economies of Scale as the Funds Grow Larger and Whether Fee Levels Reflect These Economies of Scale for the Benefit of the Funds’ Shareholders. The Boards considered potential or anticipated economies of scale in relation to the services DMC would provide to each Fund. The Boards considered that the proposed New Investment Advisory Agreement includes the same advisory fee breakpoints for the same Funds as the Current Investment Advisory Agreements. The Boards also considered DMC’s representation that the significant increase in its assets under management post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Boards also considered DMC’s representation that it expected to realize economies of scale in connection with the operation of the Funds, specifically by achieving operational efficiencies, cost synergies and possible consolidation of service providers and vendors. The

Boards noted that they will have the opportunity to periodically re-examine whether a Fund or the respective Trust has achieved economies of scale, and the appropriateness of investment advisory fees payable to DMC, in the future.

Profits to be Realized by DMC and its Affiliates from Their Relationship with the Trusts. The Boards considered the benefits DMC and its affiliates may derive from their relationship with the Funds. The Boards also considered information on DMC’s profitability that was provided to the board of trustees of the Delaware Funds by Macquarie complex in connection with their most recent 15(c) process. The Boards considered DMC’s representation that the fully integrated Ivy Fund Complex, including investments to support ongoing growth, was expected to have an overall marginally positive impact on DMC’s overall financial profitability. The Boards considered that the expected profitability of DMC and its affiliates was not excessive in light of the nature, extent and quality of the services to be provided to each Fund. The Boards noted the difficulty of accurately projecting profitability under the current circumstances and noted that they would have the opportunity to give further consideration to DMC’s profitability with respect to the Funds at the end of the initial two-year term of the proposed New Investment Advisory Agreement.

Fall-Out Benefits to DMC and its Affiliates. The Boards considered the possible fall-out benefits and other types of benefits that may accrue to DMC and its affiliates. The Boards noted that the Transaction provides DMC and its affiliates the opportunity to deliver investment products and services to the WDR network.  The Boards considered that the Transaction, if completed, would significantly increase DMC’s assets under management and expand DMC’s investment capabilities and relationships with certain wealth management intermediaries. Specifically, the Board considered that upon completion of the Transaction, Macquarie has agreed to sell WDR’s wealth management platform to LPL Financial Holdings Inc.  This increased size and diversification could facilitate DMC’s continued investment in its business and products, which DMC would be able to leverage across a broader base of assets. DMC also would be able to use trading commission credits from the Funds’ transactions in securities to “purchase” third-party research and execution services to support its investment process. Based on their review, the Boards determined that any “fall-out” benefits and other types of benefits that may accrue to DMC are fair and reasonable.

Conclusions. Based on the foregoing and other relevant considerations, at the January 2021 Meeting, the Boards, including a majority of each Board’s Independent Trustees, acting within their business judgment, (1) concluded that the terms of the proposed New Investment Advisory Agreement are fair and reasonable and that approval of the proposed New Investment Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the proposed New Investment Advisory Agreement, and (3) voted to recommend approval of the proposed New Investment Advisory Agreement by shareholders of the Funds. The Boards evaluated all information available to them on a Fund-by-Fund basis and their determinations were made separately in respect of each Fund. The Boards noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of their decisions which, instead, were premised upon the totality of factors considered. In this connection, the Boards also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the proposed New Investment Advisory Agreement and to recommend approval of the proposed New Investment Advisory Agreement by shareholders of the Funds.

Required Vote

Approval of the New Investment Advisory Agreement Proposal requires the vote of a “1940 Act majority” of the outstanding voting securities of each Fund. For these purposes and as used herein, a “1940 Act Majority” is the vote of (1) 67% or more of the voting securities of a Fund entitled to vote on the Proposal that are present at the Second Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less. Shareholders of each Fund will vote separately on the Proposal, and all shareholders of all classes of shares of a Fund will vote together as a single class on the Proposal. The approval of the proposed New Investment Advisory Agreement with respect to any one Fund is not contingent upon the approval by any other Fund.  If the New Investment Advisory Agreement is approved by shareholders, DMC will manage the Funds effective upon the Closing.  If the Transaction is not consummated, the New Investment Advisory Agreement Proposal will not be implemented, even if approved by shareholders.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE FOR THE NEW INVESTMENT ADVISORY AGREEMENT PROPOSAL.

SECOND MEETING - PROPOSAL 2

TO APPROVE EACH FUND’S ABILITY TO RELY ON A NEW MANAGER OF MANAGERS EXEMPTIVE ORDER
(THE “MANAGER OF MANAGERS PROPOSAL”)

Introduction

The Manager of Managers Proposal relates to a type of exemptive relief granted by the SEC, known as a “manager of managers” order, that allows funds to hire sub-advisers and to make certain material changes to sub-advisory agreements without shareholder approval. Under this structure, an investment adviser has the ultimate responsibility, subject to oversight by the board of trustees, for overseeing funds’ sub-advisers and recommending to the board of trustees their hiring, termination, or replacement. Proxy solicitations can be a long and costly process for funds and without this exemptive relief, shareholder approval is required to hire a new sub-adviser or to change certain material terms of a sub-advisory agreement.

The exemptive relief provided by a manager of managers order enables funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. In addition, should a fund have a poorly performing sub-adviser or one whose management team has left or is going through a change of control, the investment adviser and board of trustees would have the ability to replace the sub-adviser quickly under the terms of the manager of managers order, helping to mitigate any detrimental impact to the fund.

Under the terms of manager of managers orders, the investment advisor may hire a sub-adviser subject to board approval, without a shareholder vote. However, shareholders, by means of an information statement, are fully informed of any sub-adviser changes and can make an informed decision about the merits of such sub-adviser when determining whether to continue investing in a fund.

The New Manager of Managers Exemptive Order

In 2014, the SEC granted IICO a manager of managers order (the “Current Order”) which permits IICO, with the approval of the Board, to appoint and replace unaffiliated sub-advisers, enter into sub-advisory agreements with such entities, and materially amend and terminate such sub-advisory agreements on behalf of the Funds. The Current Order does not apply to sub-advisers that are affiliated with IICO.  Shareholders of certain Funds have previously approved the use of the Current Order and the related multi-manager structure, and IICO has hired Unaffiliated Sub-Advisers in reliance on such order.

In 2017, the SEC granted DMC a manager of managers order (the “New Order”) that permits DMC, with the approval of the applicable board of trustees, to appoint and replace unaffiliated and indirect or direct wholly owned affiliated sub-advisers for funds it advises, enter into sub-advisory agreements with such entities, and materially amend and terminate such sub-advisory agreements on behalf of such funds.  The New Order applies to any existing or future registered open-end management investment company or series thereof that is advised by DMC.  Therefore, DMC can rely on the New Order as part of its management of the Funds without amending it or obtaining another exemptive order.  The New Order will not be impacted by the Transaction.

The New Order subjects DMC, and would subject the Funds if approved, to several conditions imposed by the SEC to ensure that the interests of the Funds’ shareholders are adequately protected. Among these conditions are that within 90 days of the hiring of a new sub-adviser, a Fund will provide shareholders with an information statement, or with a notice of the availability of such information statement, that contains substantially the same information about the sub-adviser, the sub-advisory agreement and the sub-advisory fee that the Fund would otherwise have been required to send to shareholders in a proxy statement.  Other than the ability to hire and terminate affiliated sub-advisers, the conditions with respect to the New Order are also substantially the same as the conditions applicable to IICO under the Current Order.

As described in the New Investment Advisory Agreement Proposal under “Macquarie’s Global Investment Platforms,” the Transaction will increase the number of affiliates that are investment managers that may be able to provide services to the Funds. The ability to hire these Affiliated Sub-Advisers without the need for shareholder approval would benefit the Funds by providing them with efficient and timely access to world-class asset managers from within the broader Macquarie organization. In the future, there may be other opportunities for a Fund to hire a sub-adviser that is an affiliate of DMC.  Before a Fund may rely on the New Order, the operation of the Fund in the manner permitted by the New Order must be approved by shareholders.

Effect of the Manager of Managers Proposal on the Funds and the Board’s Considerations

In connection with the Transaction and subject to a shareholder vote as further described in the New Investment Advisory Agreement Proposal, it is intended that IICO will be replaced by DMC as adviser to the Funds.  In order to continue to have the ability to utilize the manager of managers structure and to benefit from the broader relief in the New Order, shareholders of the Funds are being asked to approve the New Order.  The New Order, as previously explained, is substantially the same as the Current Order with respect to both its scope and conditions, except that the New Order will permit DMC, with the approval of the Board, to appoint and replace both unaffiliated and affiliated sub-advisers, enter into sub-advisory agreements with such entities, and materially amend and terminate such sub-advisory agreements on behalf of the Funds.  For this reason, the approval of the Manager of Managers Proposal will not only continue to provide the efficiencies and flexibilities provided under the Current Order but will also expand those benefits by allowing DMC to engage with affiliated sub-advisers.  This allows a Fund to avoid the expenses and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements while also allowing DMC, as the new adviser to the Funds, to efficiently utilize Affiliated Sub-Advisers to leverage Macquarie’s global investment platform.

The approval of the New Order, or of any future sub-advisers approved under the New Order, will not alter the fees paid to the Fund’s adviser or otherwise increase the expenses of the Funds.

At the January 2021 Meeting, the Boards, including each Board’s Independent Trustees, considered and unanimously approved reliance on the New Order. The approval of the New Order will permit the Funds to continue to utilize a manager of managers structure and will allow DMC to recommend and hire a broad universe of affiliated and unaffiliated sub-advisers in a cost-effective and timely manner, which the Boards believe will benefit the Funds and their shareholders.  The Boards considered DMC’s experience with the manager of managers structure, noting that DMC has utilized such manager of managers structure successfully for several years for the Delaware Funds by Macquarie.  The Boards believe that it is in the best interest of each Fund to afford DMC the flexibility to provide investment advisory services to each Fund through one or more sub-advisers that have particular expertise in the type of investments in which a Fund invests. The Boards considered that Fund expenses will remain unaffected, and that any increases in the total fees paid by the Funds to DMC would still require shareholder approval. The Boards also considered that any sub-adviser appointment or material change to a sub-advisory agreement would still require Board approval. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board of each Trust, on behalf of each Fund, unanimously believes that the approval of the New Order is in the best interest of shareholders and unanimously recommends you vote FOR the Manager of Managers Proposal.

Required Vote

Approval of the Manager of Managers Proposal requires a vote of a 1940 Act Majority of the outstanding voting securities of each Fund. Shareholders of each Fund will vote separately on the Manager of Managers Proposal, and all shareholders of all classes of shares of a Fund will vote together as a single class on the Proposal. The approval of the Manager of Managers Proposal with respect to any one Fund is not contingent upon the approval by any other Fund.  If the Manager of Managers Proposal is approved, it will be implemented by each such Fund upon the Closing of the Transaction. If shareholders do not approve the Manager of Managers Proposal for a Fund, the Board will consider what other actions to take for the Fund, including whether to re-solicit shareholders for the Manager of Managers Proposal or solicit shareholders for approval of affiliated and unaffiliated sub-advisory agreements. If the Transaction is not consummated, the Manager of Managers Proposal will not be implemented, even if approved by shareholders.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE FOR THE MANAGER OF MANAGERS PROPOSAL.

OTHER BUSINESS
The Board does not intend to present any other business at the Meetings. If, however, any other matters are properly brought before the Meetings, the persons named in the accompanying form of proxy card/voting instruction form will vote thereon in accordance with their judgment.
The Trusts generally are not required to hold annual meetings of shareholders, and the Trusts currently do not intend to hold such meetings unless certain specified shareholder actions are required to be taken under the 1940 Act or a Trust’s charter documents. Any shareholder who wishes to submit proposals to be considered at a special meeting of a Fund’s shareholders should send such proposals to the Secretary of the relevant Fund at 6300 Lamar Avenue, Overland Park, Kansas 66202. Any shareholder proposal intended to be presented at any future meeting of a Fund’s shareholders must be received by such Fund at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting. Moreover, inclusion of any such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.
Shareholders who wish to send communications to the Board or the specific members of the Board should submit the communication in writing to the attention of the Secretary of the relevant Fund, at the address in the preceding paragraph, identifying the correspondence as intended for the Board of the Fund or a specified member of the Board. The Secretary will maintain a copy of any such communication and will promptly forward it to the Board or the specified member of the Board, as appropriate.
INFORMATION ABOUT THE MEETINGS
Record Date
Shareholders of record of the Funds as of the close of business on the Record Date are entitled to vote at the Meetings or any adjournment, postponement or delay thereof. Shareholders of the Funds on the Record Date will be entitled to one vote for each share and a fractional vote for each fractional share that they own.  No shares have cumulative voting rights in the election of Trustees.  The number of shares that you may vote is the total of the number shown on the proxy card/voting instruction form accompanying this Joint Proxy Statement. Appendix B sets forth the number of shares issued and outstanding for each class of each Fund as of the Record Date.
Revocation of Proxies
Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Trusts at the address shown at the beginning of this Joint Proxy Statement) or audio teleconference at the Meetings, by executing a superseding proxy or by submitting a notice of revocation to the relevant Fund. A superseding proxy may also be executed by voting via telephone or Internet. The superseding proxy need not be voted using the same method (mail, telephone, or Internet) as the original proxy vote.
All properly executed and unrevoked proxies received in time for each Meeting will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” each Trustee Nominee and “FOR” the Proposals and, in the proxies’ discretion, “FOR” or “AGAINST” any other business that may properly come before the Meetings.
Quorum, Voting and Adjournment
For each Trust, the presence at the First Meeting, via audio teleconference or by proxy, of one-third of the outstanding shares of such Trust entitled to vote, as of the Record Date, shall be necessary and sufficient to constitute a quorum for the transaction of business for that Trust.  For each Fund, the presence at the Second Meeting, via audio teleconference or by proxy, of one-third of the outstanding shares of such Fund entitled to vote, as of the Record Date, shall be necessary and sufficient to constitute a quorum for the transaction of business for that Fund.

In the event that a quorum is not present at a Meeting, or if there are insufficient votes to approve a Proposal by the time of the applicable Meeting, the proxies, or their substitutes, or the chairman of the Meeting may propose that the Meeting be adjourned one or more times to permit further solicitation. Any adjournment by the shareholders requires the affirmative vote of a majority of the total number of shares that are present via audio teleconference or by proxy when the adjournment is being voted on. If a quorum is present, the proxies will vote in favor of any such adjournment all shares that they are entitled to vote in favor of the Proposals and the proxies will vote against any such adjournment any shares for which they are directed to vote against the Proposals. The proxies will not vote any shares for which they are directed to abstain from voting on the Proposals.
Effect of Abstentions and Broker Non-Votes. For purposes of determining the presence of a quorum for transacting business at the Meetings, abstentions and broker “non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as shares that are present for purposes of determining a quorum. For purposes of determining the approval of the Proposals, abstentions and broker non-votes do not count as votes cast with respect to a Proposal. Accordingly, abstentions and broker non-votes will have no effect on the Trustee Election Proposal and will have the effect of a vote against the New Investment Advisory Agreement Proposal and the Manager of Managers Proposal.
InvestEd Portfolios and Class E Shares of Ivy Funds.  The InvestEd Plan (“InvestEd Plan”) was established under the Arizona Family College Savings Program (the “Program”). The Program was established by the State of Arizona as a qualified state tuition program in accordance with Section 529 of the Revenue Code. Contributions to the InvestEd Plan accounts may be invested in shares of the InvestEd Portfolios and/or Class E Shares of the Funds, which are held in the name and for the benefit of the Arizona State Board of Investment (“ASBI”)  in its capacity as Trustee of the Program. The ASBI is responsible for casting votes for the beneficial owners of InvestEd Plan accounts (“Accountholders”). The ASBI will consider input from Accountholders in voting proxies but is not required to vote based on input from Accountholders. In voting proxies on routine items, such as the uncontested election of directors, the ASBI generally will vote for such proposals. If you want to provide your input to the ASBI, please visit www.az529.gov.
Discretionary Voting
Broker-dealers that hold a Trust’s or Fund’s shares in “street name” for the benefit of their customers will request the instructions of such customers on how to vote their shares on the Proposals. The Trusts understand that, under the rules of the New York Stock Exchange (“NYSE”), such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The election of a Trustee is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card/voting instruction form may have their shares voted by broker-dealer firms in favor of the Trustee Election Proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.
Solicitation of Proxies
The initial solicitation of proxies will be made by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by the Trusts’ officers or employees or representatives of IICO or one of its affiliates or by a proxy soliciting firm retained by the Funds. IICO has retained Di Costa Partners as proxy solicitor to assist in the solicitation of proxy votes primarily by contacting shareholders by telephone and facsimile. The proxy solicitor’s services include proxy consulting, mailing, tabulation and solicitation services. The cost of retaining such proxy solicitor, including printing and mailing costs, is estimated to be approximately $4.6 million, to be borne by WDR and Macquarie and their respective affiliates. The Funds will not bear any costs associated with the proxy solicitation. Costs will vary depending on the number of solicitations made. The Trusts’ officers, and those employees and representatives of IICO or its affiliates who assist in the proxy solicitation, will not receive any additional or special compensation for any such efforts. In addition, the Trusts will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of their shares held of record by such persons.

OTHER INFORMATION
Share and Class Information
As of the Record Date, certain Funds offered multiple classes of shares to the public pursuant to a Multiple Class Plan adopted by its respective Board (the “18f-3 Plan”). Each 18f-3 Plan sets forth that shares of each class of a Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class.
Service Providers
Adviser. IICO, located at 6300 Lamar Avenue, Overland Park, Kansas 66202, serves as the current investment adviser to the Funds. IICO is a wholly-owned subsidiary of Waddell & Reed Financial, Inc., located at 6300 Lamar Avenue, Overland Park, Kansas 66202.  Provided shareholder approval is received, DMC will serve as the investment adviser to the Funds upon the Closing of the Transaction, as described in the New Investment Advisory Agreement Proposal.
Distributor. IDI, located at 6300 Lamar Avenue, Overland Park, Kansas 66202, serves as the distributor for Ivy Funds, InvestEd Portfolios and Ivy VIP.  Upon Closing of the Transaction, DDLP will serve as the distributor for the Funds.  DDLP is located at 100 Independence, 610 Market Street, Philadelphia, Pennsylvania 19106.
Custodian. The Bank of New York Mellon, located at 240 Greenwich Street, New York, New York 10286, serves as the custodian for the Funds.  The Bank of New York Mellon will continue to serve as custodian for the Funds upon the Closing of the Transaction.
Shareholder Servicing and Accounting Services Agent. WISC, 6300 Lamar Avenue, Overland Park, Kansas 66202, serves as the shareholder servicing and accounting services agent for the Funds.  It is currently anticipated that WISC will continue to serve as the shareholder servicing and accounting services agent for the Funds upon the Closing of the Transaction.
Independent Registered Public Accounting Firm

Deloitte LLP (“Deloitte”) was selected as the Funds’ independent registered public accounting firm to audit the accounts of the Funds for their most recently completed fiscal year. Representatives of Deloitte are not expected to attend the Meetings. The Funds do not know of any direct or indirect financial interest of Deloitte in the Trusts.
Appendix N shows the fees billed by Deloitte for audit and other services provided to the Trusts for the Trusts and fiscal years as indicated.
The Board of Ivy Funds selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the accounts of the Funds in the Trust with fiscal years ending March 31 following the Closing of the Transaction.  It is anticipated that PricewaterhouseCoopers LLP will be selected as the independent registered public accounting firm to audit the accounts of the remaining Funds listed on Appendix A following the Closing of the Transaction.
Shareholder Reports
Copies of each Trust’s Annual Report for the most recently completed fiscal year previously have been mailed or made available to shareholders. This Joint Proxy Statement should be read in conjunction with each Annual Report. You can obtain copies of the Annual Reports, without charge, by writing to the respective Trust or to IDI at 6300 Lamar Avenue, Overland Park, Kansas 66202, or by calling 888-923-3355. You should receive the reports within three business days of your request. Copies of these reports are also available free of charge at www.ivyinvestments.com.

Householding
To avoid sending duplicate copies of materials to households, the Trusts may mail only one copy of this Joint Proxy Statement to shareholders having the same last name and address on the Trusts’ records, unless a Trust has received contrary instructions from a shareholder. The consolidation of these mailings benefits the Trusts through reduced mailing expenses. If a shareholder wants to receive multiple copies of these materials, the shareholder should make a request by writing to that Trust’s underwriter at their address set forth above.
By Order of the Board,

Jennifer K. Dulski
Secretary

January 29, 2021

APPENDIX A
FUNDS INCLUDED IN THIS JOINT PROXY STATEMENT
Ivy Funds:
Ivy Accumulative Fund
Ivy Wilshire Global Allocation Fund
Ivy Mid Cap Income Opportunities Fund
Ivy Pzena International Value Fund
Ivy Apollo Strategic Income Fund
Ivy California Municipal High Income Fund
Ivy Corporate Bond Fund
Ivy Crossover Credit Fund
Ivy Government Securities Fund
Ivy Pictet Emerging Markets Local Currency Debt Fund
Ivy Pictet Targeted Return Bond Fund
Ivy PineBridge High Yield Fund
Ivy International Small Cap Fund
Ivy Apollo Multi-Asset Income Fund
Ivy Cash Management Fund
Ivy Core Equity Fund
Ivy Large Cap Growth Fund
Ivy Mid Cap Growth Fund
Ivy Small Cap Core Fund
Ivy Small Cap Growth Fund
Ivy Value Fund
Ivy Global Bond Fund
Ivy High Income Fund
Ivy Limited-Term Bond Fund
Ivy Municipal Bond Fund
Ivy Municipal High Income Fund
Ivy Securian Core Bond Fund
Ivy Emerging Markets Equity Fund
Ivy Global Equity Income Fund
Ivy Global Growth Fund
Ivy International Core Equity Fund
Ivy Managed International Opportunities Fund
Ivy Asset Strategy Fund
Ivy Balanced Fund
Ivy Energy Fund
Ivy LaSalle Global Real Estate Fund
Ivy Natural Resources Fund
Ivy Science and Technology Fund
Ivy Securian Real Estate Securities Fund
Ivy Government Money Market Fund
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund
Ivy ProShares Russell 2000 Dividend Growers Index Fund
Ivy ProShares Interest Rate Hedged High Yield Index Fund
Ivy ProShares S&P 500 Bond Index Fund
Ivy ProShares MSCI ACWI Index Fund

InvestEd Portfolios:
InvestEd 90 Portfolio
A-1

InvestEd 80 Portfolio
InvestEd 70 Portfolio
InvestEd 60 Portfolio
InvestEd 50 Portfolio
InvestEd 40 Portfolio
InvestEd 30 Portfolio
InvestEd 20 Portfolio
InvestEd 10 Portfolio
InvestEd 0 Portfolio

Ivy Variable Insurance Portfolios:
Ivy VIP Pathfinder Moderate – Managed Volatility
Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility
Ivy VIP Pathfinder Moderately Conservative – Managed Volatility
Ivy VIP Core Equity
Ivy VIP Growth
Ivy VIP Mid Cap Growth
Ivy VIP Small Cap Core
Ivy VIP Small Cap Growth
Ivy VIP Value
Ivy VIP Corporate Bond
Ivy VIP Global Bond
Ivy VIP High Income
Ivy VIP Limited-Term Bond
Ivy VIP Global Equity Income
Ivy VIP Global Growth
Ivy VIP International Core Equity
Ivy VIP Asset Strategy
Ivy VIP Balanced
Ivy VIP Energy
Ivy VIP Natural Resources
Ivy VIP Science and Technology
Ivy VIP Securian Real Estate Securities
Ivy VIP Government Money Market
Ivy VIP Pathfinder Aggressive
Ivy VIP Pathfinder Moderately Aggressive
Ivy VIP Pathfinder Moderate
Ivy VIP Pathfinder Moderately Conservative
Ivy VIP Pathfinder Conservative
A-2

APPENDIX B
SHARES ISSUED AND OUTSTANDING
On the Record Date, each Fund had the following number of shares of each class issued and outstanding:

InvestEd Portfolios

Fund	Shares
InvestEd 90 Portfolio	1,044,921.820
InvestEd 80 Portfolio	1,512,103.911
InvestEd 70 Portfolio	9,145,863.870
InvestEd 60 Portfolio	5,757,028.331
InvestEd 50 Portfolio	3,316,863.004
InvestEd 40 Portfolio	4,602,541.153
InvestEd 30 Portfolio	4,611,810.086
InvestEd 20 Portfolio	5,834,214.141
InvestEd 10 Portfolio	4,633,813.366
InvestEd 0 Portfolio	4,291,882.068

Ivy Funds

Fund	Shares
	Class A	Class B	Class C	Class E
Ivy Accumulative Fund	106,229,970.357	32,061.878	369,369.574
Ivy Apollo Multi-Asset Income Fund	8,342,568.907		863,229.400
Ivy Apollo Strategic Income Fund	10,732,774.471		525,849.129
Ivy Asset Strategy Fund	66,665,146.536	518,102.719	7,337,682.143	1,594,144.189
Ivy Balanced Fund	55,111,906.786	477,593.026	7,811,534.373
Ivy California Municipal High Income Fund	1,748,832.461		164,975.951
Ivy Cash Management Fund	1,312,324,477.155	330,328.593	2,114,880.394
Ivy Core Equity Fund	192,566,707.415	235,471.202	2,424,091.274	986,636.227
Ivy Corporate Bond Fund	54,920,127.768	23,331.198	456,475.688
Ivy Crossover Credit Fund	1,683,889.987
Ivy Emerging Markets Equity Fund	13,347,950.652	23,100.854	2,389,312.657
Ivy Energy Fund	12,464,655.117	69,499.034	1,631,127.408
Ivy Global Bond Fund	17,546,930.475	34,576.258	453,013.243
Ivy Global Equity Income Fund	23,246,999.442	156,829.984	560,426.236	380,726.292
Ivy Global Growth Fund	9,542,006.847	5,821.907	121,101.329
Ivy Government Money Market Fund	179,176,839.824	558,737.077	5,310,169.511	11,725,107.828
Ivy Government Securities Fund	16,811,925.895	16,274.090	328,319.941
Ivy High Income Fund	253,011,530.881	1,347,057.174	49,871,582.154	1,277,078.864
Ivy International Small Cap Fund	1,147,507.545		125,531.374
Ivy International Core Equity Fund	20,096,289.372	38,681.398	4,259,020.183	380,399.386
Ivy Large Cap Growth Fund	95,051,868.016	229,002.946	3,393,017.101	1,045,988.436
Ivy LaSalle Global Real Estate Fund	1,051,999.212	67,847.351	305,610.234
Ivy Limited-Term Bond Fund	37,625,686.886	32,636.420	2,510,074.485	681,748.121
Ivy Managed International Opportunities Fund	5,169,380.208	7,286.560	106,669.807
Ivy Mid Cap Growth Fund	66,476,266.638	179,627.324	6,201,216.037	542,723.297

Ivy Mid Cap Income Opportunities Fund	9,317,356.618		1,327,736.511
Ivy Municipal Bond Fund	37,480,798.100	19,429.566	721,053.305
Ivy Municipal High Income Fund	126,160,859.343	120,861.750	6,722,346.258
Ivy Natural Resources Fund	11,234,138.530	14,252.647	357,563.321	205,972.953
Ivy Pictet Emerging Markets Local Currency Debt Fund	602,927.178		211,052.548
Ivy Pictet Targeted Return Bond Fund	1,948,800.916		448,423.698
Ivy PineBridge High Yield Fund	1,868,579.266
Ivy ProShares Interest Rate Hedged High Yield Index Fund	353,719.892			116,828.261
Ivy ProShares MSCI ACWI Index Fund	1,548,185.058			149,036.148
Ivy ProShares Russell 2000 Dividend Growers Index Fund	184,476.885			109,824.565
Ivy ProShares S&P 500 Bond Index Fund	452,887.669			187,494.633
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	319,137.436			229,034.739
Ivy Pzena International Value Fund	3,623,933.334	3,856.771	41,050.799
Ivy Science and Technology Fund	62,592,202.773	289,914.101	6,368,602.186	656,409.665
Ivy Securian Core Bond Fund	20,426,774.679	31,364.621	1,067,935.695	469,100.381
Ivy Securian Real Estate Securities Fund	5,422,972.351	22,857.233	86,523.353	106,074.280
Ivy Small Cap Core Fund	7,897,724.527	26,050.922	1,202,328.501
Ivy Small Cap Growth Fund	60,019,021.520	161,334.372	3,830,024.094	663,253.319
Ivy Value Fund	13,656,521.648	30,686.402	305,965.097
Ivy Wilshire Global Allocation Fund	82,682,051.134	131,165.839	804,464.704

Fund	Shares
	Class I	Class N	Class R	Class Y
Ivy Accumulative Fund	26,278,642.109	45,056.620
Ivy Apollo Multi-Asset Income Fund	21,023,179.000	321,969.282		317,376.217
Ivy Apollo Strategic Income Fund	25,074,341.450	109,384.788		171,791.965
Ivy Asset Strategy Fund	29,366,439.640	795,935.432	1,223,785.161	4,566,181.083
Ivy Balanced Fund	31,493,643.085	434,651.318	414,459.424	583,824.329
Ivy California Municipal High Income Fund	1,307,940.316			125,988.463
Ivy Cash Management Fund
Ivy Core Equity Fund	55,268,351.128	4,707,911.749	31,661.426	1,373,803.551
Ivy Corporate Bond Fund	69,501,523.375	9,042,462.053		39,808.917
Ivy Crossover Credit Fund	3,711,683.352	593,466.903		102,524.171
Ivy Emerging Markets Equity Fund	48,778,064.363	11,584,363.509	403,512.224	1,362,117.626
Ivy Energy Fund	15,506,604.856	398,746.282	3,420,231.256	1,185,459.482
Ivy Global Bond Fund	22,950,572.577	5,935,297.929	26,891.640	87,360.428
Ivy Global Equity Income Fund	20,271,406.306	1,876,485.942	26,886.381	149,852.032
Ivy Global Growth Fund	8,633,589.618	347,231.579	17,452.391	59,162.365
Ivy Government Money Market Fund		250,000.000
Ivy Government Securities Fund	25,298,549.891	24,827,839.124

Ivy High Income Fund	240,004,064.007	10,645,534.984	6,973,916.208	18,955,336.549
Ivy International Small Cap Fund	4,079,607.623	4,219,728.940		24,407.930
Ivy International Core Equity Fund	75,806,609.660	28,151,027.187	2,921,937.795	5,116,776.377
Ivy Large Cap Growth Fund	81,999,662.405	5,277,381.188	514,095.769	1,089,483.253
Ivy LaSalle Global Real Estate Fund	5,958,847.999	1,400,937.880	114,919.660	95,478.340
Ivy Limited-Term Bond Fund	53,609,470.133	10,899,374.495	39,339.588	247,963.601
Ivy Managed International Opportunities Fund	10,087,457.356	31,075.181	29,504.518	11,252.254
Ivy Mid Cap Growth Fund	85,920,991.870	16,195,868.360	2,419,549.068	9,443,986.196
Ivy Mid Cap Income Opportunities Fund	58,155,069.489	5,154,576.839	46,257.077	1,924,341.116
Ivy Municipal Bond Fund	24,876,253.296	82,835.020		36,193.252
Ivy Municipal High Income Fund	62,114,027.926	210,713.797		931,341.790
Ivy Natural Resources Fund	5,543,822.7490	83,275.2460	878,236.0920	811,613.0510
Ivy Pictet Emerging Markets Local Currency Debt Fund	3,040,545.0080	2,362,724.2020		28,968.7160
Ivy Pictet Targeted Return Bond Fund	10,645,101.5520	6,277,171.0530		24,953.3740
Ivy PineBridge High Yield Fund	8,288,643.9740	4,107,963.8520
Ivy ProShares Interest Rate Hedged High Yield Index Fund	3,556,109.5640		103,708.8730
Ivy ProShares MSCI ACWI Index Fund	3,890,783.6540
Ivy ProShares Russell 2000 Dividend Growers Index Fund	6,812,456.3780	1,222,143.6270
Ivy ProShares S&P 500 Bond Index Fund	12,626,565.3970		104,584.7100
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	23,553,525.463	6,113,940.490	83,371.035
Ivy Pzena International Value Fund	4,941,733.748	4,865,033.931	18,872.257	58,068.852
Ivy Science and Technology Fund	27,959,862.393	1,852,672.423	1,775,968.030	4,675,287.850
Ivy Securian Core Bond Fund	71,161,042.898	16,759,165.727	83,653.712	964,802.616
Ivy Securian Real Estate Securities Fund	5,354,042.200	22,156.035	21,622.359	2,818,402.081
Ivy Small Cap Core Fund	18,831,475.299	3,106,058.755	983,870.657	412,267.287
Ivy Small Cap Growth Fund	39,027,850.382	8,253,608.032	3,218,245.798	4,690,901.803
Ivy Value Fund	32,167,093.749	5,545,914.890	14,092.598	4,169.450
Ivy Wilshire Global Allocation Fund	39,977,442.039	34,996.848

Ivy Variable Insurance Portfolios

Fund	Shares
	Class I	Class II
Ivy VIP Asset Strategy	36,900.938	72,629,099.567
Ivy VIP Balanced		39,286,172.338
Ivy VIP Core Equity		50,917,477.692
Ivy VIP Corporate Bond		112,826,127.561
Ivy VIP Energy	80,604.431	18,164,108.503
Ivy VIP Global Bond		3,860,747.654
Ivy VIP Global Equity Income		51,909,791.850

Ivy VIP Global Growth		35,980,219.352
Ivy VIP Government Money Market		97,010,571.820
Ivy VIP Growth		70,221,870.561
Ivy VIP High Income	5,898,320.833	252,130,074.233
Ivy VIP International Core Equity		39,382,518.443
Ivy VIP Limited-Term Bond		85,484,043.962
Ivy VIP Mid Cap Growth	13,826,090.687	25,083,348.940
Ivy VIP Natural Resources		24,042,003.403
Ivy VIP Pathfinder Aggressive		13,690,636.155
Ivy VIP Pathfinder Conservative		20,847,084.672
Ivy VIP Pathfinder Moderate		126,259,548.286
Ivy VIP Pathfinder Moderate – Managed Volatility		126,105,508.858
Ivy VIP Pathfinder Moderately Aggressive		152,686,317.664
Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility		17,553,580.001
Ivy VIP Pathfinder Moderately Conservative		36,743,808.147
Ivy VIP Pathfinder Moderately Conservative – Managed Volatility		15,292,087.170
Ivy VIP Science and Technology	58,873.210	18,655,977.616
Ivy VIP Securian Real Estate Securities		4,443,938.058
Ivy VIP Small Cap Core		13,380,310.809
Ivy VIP Small Cap Growth	4,781,937.915	33,407,958.471
Ivy VIP Value		72,147,714.618

APPENDIX C

INFORMATION ON NUMBER OF BOARD AND COMMITTEE MEETINGS

During the most recent full fiscal year for each Fund listed in the table below, the Board and each standing Committee of the Trusts met the following number of times:

Trust	Fiscal Year End	# of Governance Committee Meetings	# of Audit Committee Meetings	# of Investment Oversight Committee Meetings	# of Executive Committee Meetings
Ivy Funds	3/31/20*	5	4	4	0
Ivy Funds	6/30/20**	5	4	4	0
Ivy Funds	9/30/19***	5	4	4	0
InvestEd Portfolios	12/31/19	5	4	4	0
Ivy VIP	12/31/19	5	4	4	0

* The following Ivy Funds have a fiscal year ending March 31:
Ivy Asset Strategy Fund
Ivy Balanced Fund
Ivy Core Equity Fund
Ivy Emerging Markets Equity Fund
Ivy Energy Fund
Ivy Global Bond Fund
Ivy Global Equity Income Fund
Ivy Global Growth Fund
Ivy Government Money Market Fund
Ivy High Income Fund
Ivy International Core Equity Fund
Ivy Large Cap Growth Fund
Ivy LaSalle Global Real Estate Fund

Ivy Limited-Term Bond Fund
Ivy Managed International Opportunities Fund
Ivy Mid Cap Growth Fund
Ivy Mid Cap Income Opportunities Fund
Ivy Municipal Bond Fund
Ivy Municipal High Income Fund
Ivy Natural Resources Fund
Ivy Pzena International Value Fund
Ivy Science and Technology Fund
Ivy Securian Core Bond Fund
Ivy Securian Real Estate Securities Fund
Ivy Small Cap Core Fund
Ivy Small Cap Growth Fund
Ivy Value Fund

** The following Ivy Funds have a fiscal year ending June 30:
Ivy Accumulative Fund	Ivy Wilshire Global Allocation Fund
*** The following Ivy Funds have a fiscal year ending September 30:
Ivy Apollo Multi-Asset Income Fund
Ivy Apollo Strategic Income Fund
Ivy California Municipal High Income Fund
Ivy Cash Management Fund
Ivy Corporate Bond Fund
Ivy Crossover Credit Fund
Ivy Government Securities Fund
Ivy International Small Cap Fund
Ivy Pictet Emerging Markets Local Currency Debt Fund

Ivy Pictet Targeted Return Bond Fund
Ivy PineBridge High Yield Fund
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund
Ivy ProShares Russell 2000 Dividend Growers Index Fund
Ivy ProShares Interest Rate Hedged High Yield Index Fund
Ivy ProShares S&P 500 Bond Index Fund
Ivy ProShares MSCI ACWI Index Fund

C-1

APPENDIX D
GOVERNANCE COMMITTEE CHARTER

InvestEd Portfolios
Ivy Funds
Ivy High Income Opportunities Fund
Ivy Variable Insurance Portfolios

(Adopted by the Board of Trustees on May 16, 2018)

I. PURPOSE
The Governance Committee (the “Committee”) is a committee of the Boards of Trustees (collectively, the “Board”) of InvestEd Portfolios, Ivy Funds, Ivy High Income Opportunities Fund, and Ivy Variable Insurance Portfolios (each a “Trust” and collectively, the “Trusts”).
The purpose of the Committee is to assist the Board or, as applicable, the Board members who are not “interested persons” of the Trusts, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), with respect to:
1.	Identifying and recommending for nomination candidates to serve as Independent Trustees.
2.	Reviewing periodically the workload and composition of the Board and, as the Committee deems appropriate, making recommendations to the Board regarding the size and composition of the Board.
4.	Reviewing annually and making recommendations to the Board regarding Independent Trustee compensation and related matters.
5.	Overseeing the implementation of the Trusts’ governance practices and policies.
6.
Overseeing the Trusts’ program for compliance under Rule 38a-1 under the 1940 Act and the Trusts’ implementation and enforcement of compliance policies and procedures thereunder (the “Compliance Program”).

7.	Overseeing the Trusts’ Chief Compliance Officer (the “CCO”).
8.	Monitoring and oversight of counsel.
9.
Receiving reports from the respective Code of Ethics Oversight Committees and the Internal Compliance Controls Committees of Waddell & Reed, Inc. (“WRI”), and Waddell & Reed Services Company (“WRSCO”) made by such Committees pursuant to the settlement entered into by WRI, and WRSCO with the U.S. Securities and Exchange Commission.

II. COMMITTEE MEMBERSHIP
1.	Composition. The Committee shall be composed of three or more Independent Trustees.
2.	Compensation. The Board shall determine the compensation of Committee members, including the Chairman of the Committee (the “Chairman”).
3.
Selection and Removal.  The Board shall appoint members of the Committee, including the Chairman, for one-year terms.  There is no limit on the number of consecutive terms that a Committee member or a Chairman can serve.  By a majority vote, the Board may remove or replace members of the Committee and designate a different member as Chairman for any reason at any time.

III. MEETINGS
1.
Meetings.  The Committee shall meet at least twice annually, or more frequently as circumstances dictate. Meetings may be called by the Chairman or by a majority of the Committee members upon reasonable notice to the other members of the Committee.  Meetings shall be chaired by the Chairman or, in his or her absence, by a member chosen by the Committee.  Meetings may be conducted with members present in person or by telephone or other communications facilities that permit all persons participating in the meeting to hear or communicate with each other simultaneously, and the Committee may act by written consent, to the extent permitted by law and by the Bylaws of the Trusts.  The presence in person or by telephone of a majority of the Committee members shall constitute a quorum for the transaction of business.  If a quorum is not present, the member(s) of the Committee who is/are present may select any other members of the Board to serve on the Committee for such meeting in the place of any absent member.  The act of a majority of the members present at a meeting at which a quorum is present shall be the act of the Committee.  The Committee may consult with management and representatives of the servicing agents as the Committee deems appropriate and to ask such persons to attend meetings and provide pertinent information as necessary.

2.	Minutes. The Committee shall keep minutes of its meetings and provide copies of such minutes to the Board for its review.
IV. RESPONSIBILITIES AND DUTIES
1.	Candidate Identification and Recommendation.
a.
The Committee shall identify and recommend to the Board candidates for selection and nomination as an Independent Trustee.  The Committee shall consider recommendations for potential candidates from any source it deems appropriate.

b.
The Committee shall evaluate potential candidates’ qualifications for Board membership and their independence from each Trust’s investment adviser and other principal service providers.  The Committee shall consider the effect of any relationships delineated in the 1940 Act or other types of relationships, e.g., business, financial or family relationships with the investment adviser(s) or other principal service providers, which might impair independence.  In determining potential candidates’ qualifications for Board membership, the Committee may consider the specific experience, education, qualifications and other skills in light of the Trusts’ business and structure, diversity and such other factors as the Committee may consider relevant.

c.	The Committee shall nominate candidates for new or vacant Board positions based on its evaluation of which applicants or potential candidates are well qualified to serve and protect the interests of each Trust’s shareholders and to promote the effective operation of the Board.
A successful candidate must qualify as an Independent Trustee under the 1940 Act and should have certain characteristics, such as a high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership.  The Committee also shall consider the extent to which potential candidates possess sufficiently diverse skill sets that would contribute to the Board’s overall effectiveness.
4.
Consideration of Submissions by Shareholders of Potential Nominees.  The Committee shall consider potential candidates for nomination identified by one or more shareholders of a Trust.  Shareholders can submit recommendations in writing to the attention of the Chairman at an address to be maintained by Trust management for this purpose.

5.
Board Composition.  The Committee shall periodically review the workload and composition of the Board to determine whether it may be appropriate to recommend that the Board increase or reduce the number of positions on the Board.

6.
Independent Chairman.  The Committee shall nominate candidates to serve as Independent Chairman of the Board (the “Independent Chairman”).  The Committee may consider all factors it may determine to be appropriate to fulfilling the role of the Independent Chairman.

7.
Board Compensation.  The Committee shall annually review the compensation paid to Independent Trustees, including the appropriateness and amount of any special compensation for specific positions or services, such as service on Board committees, as a Chairman or the Independent Chairman, and shall recommend any proposed changes in compensation paid to the Independent Trustees.  The Committee shall periodically review and recommend to the Independent Trustees whether to amend policies relating to Independent Trustees’ investments in the Trusts, retirement age, Trustee Emeritus and deferred fee agreements.

8.	Oversight of the Compliance Program and the CCO.
a.	Oversight of Compliance Program.
i.
To the extent the Committee deems necessary or appropriate, the Committee shall review and evaluate the CCO’s written reports to the Board, and shall also review any periodic compliance report that the chief compliance officer (or his or her designee) of a service provider to the Trusts has prepared for the Board or the Committee.

ii.
The Committee may request from time to time such other reports from the CCO and the Service Providers as the Committee deems necessary or appropriate to fulfilling its responsibilities, including reports regarding the planning, scope and staffing of the CCO’s ongoing oversight and annual review of the adequacy of the Trusts’ and Service Providers’ Compliance Programs and the effectiveness of their implementation.

b.	Oversight of CCO.
i.	The Committee shall assist the Board in the selection, appointment, review and retention and termination of the Trusts’ CCO.
ii.	In connection with the selection of a new CCO, the Committee shall review and evaluate the qualifications of each candidate for appointment as the Trusts’ CCO.

iii.
The Committee shall review and evaluate the CCO’s performance, including, when applicable, consideration of the CCO’s effectiveness in devising, implementing, maintaining and updating the Trusts’ Compliance Program and the CCO’s overall performance, including the CCO reporting any material compliance matters to the Independent Chairman of the Board or directly to the Board.

iv.	The Committee shall assist the Board in evaluating and approving the compensation paid to the CCO.
9.
Monitoring Counsel.  The Committee shall monitor the performance of legal counsel employed by the Trusts, and by the Independent Trustees, and shall be responsible for the supervision of counsel to the Independent Trustees.

10.	Other Duties.
a.
The Board shall adopt and approve this Charter and may amend it on the Board’s own motion.  The Committee shall review this charter annually and recommend to the Board any necessary or appropriate changes thereto.

b.	The Committee shall report its activities to the Board on a regular basis and make such recommendations with respect to its functions and other matters as the Committee deems necessary and appropriate

c.	The Committee shall, from time to time, recommend to the Board policies concerning Board governance matters, as requested by the Independent Chairman or the Board.

d.
The Committee shall coordinate with counsel for the Trusts and the Independent Trustees to establish and carry out a process for an annual evaluation by the Board of the performance of the Board and, as applicable, the various committees of the Board.

e.
The Committee shall review, as it deems necessary or appropriate, the responsibilities of the committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees and whether committees should be combined or reorganized and shall make recommendations to the Board on these matters.

f.
The Committee shall address such other matters as the Board may from time to time refer to the Committee.  The Committee shall also authorize and oversee investigations into any matters within the Committee’s scope of responsibilities.  In that regard, the Committee shall be empowered to use assets of the Trusts to retain independent counsel, consultants or other professionals to assist in the conduct of any such investigation.

APPENDIX E
FUND SHARES OWNED BY TRUSTEES AND TRUSTEE NOMINEES

The following table shows the amount of securities owned by the Current Trustees and Trustee nominees in the Funds that they are nominated to oversee as of September 30, 2020. If a Fund is not listed next to a Trustee, such Trustee does not own any shares of such Fund.  An Independent Trustee may elect to defer a portion of his or her annual compensation, which deferred amount is deemed to be invested in shares of funds within the Fund Complex.  The amounts listed below as “owned” shares include any shares in which the Trustee’s deferred compensation is deemed invested by a Trustee.

Trustee	Fund	Dollar Range of Shares Owned	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Nominee in Fund Complex
Independent Trustees
H. Jeffrey Dobbs	Ivy Emerging Markets Equity Fund	$10,001-$50,000	Over $100,000
	Ivy Global Growth Fund	$10,001-$50,000
	Ivy Large Cap Growth Fund	$10,001-$50,000
	Ivy Science and Technology Fund	$10,001-$50,000
Joseph Harroz, Jr.[1]	Ivy Variable Portfolios	See note 1 below	Over $100,000
	Ivy Apollo Multi-Asset Income Fund	Over $100,000
	Ivy Apollo Strategic Income Fund	Over $100,000
	Ivy International Small Cap Fund	Over $100,000
	Ivy Pictet Emerging Markets Local Currency Debt Fund	Over $100,000
	Ivy Wilshire Global Allocation Fund	$10,001-$50,000
	Ivy Core Equity Fund	$10,001-$50,000
	Ivy Emerging Markets Equity Fund	Over $100,000
	Ivy Energy Fund	$50,001-$100,000
	Ivy Global Equity Income Fund	$10,001-$50,000
	Ivy International Core Equity Fund	Over $100,000
	Ivy Large Cap Growth Fund	Over $100,000
	Ivy Natural Resources Fund	$1-$10,000
	Ivy Value Fund	Over $100,000
	Ivy Balanced Fund	$10,001-$50,000
	Ivy Science and Technology Fund	Over $100,000
	Ivy Securian Core Bond Fund	Over $100,000
	Ivy Mid Cap Growth Fund	Over $100,000
Sandra A. J. Lawrence	Ivy International Core Equity Fund	$50,001-$100,000	Over $100,000
	Ivy Mid Cap Growth Fund	Over $100,000
	Ivy Science and Technology Fund	Over $100,000
Independent Trustee Candidates
Jerome D. Abernathy	None	None	None
Thomas L. Bennett	None	None	None
Ann D. Borowiec	None	None	None
Joseph W. Chow	None	None	None
John A. Fry	None	None	None
Lucinda S. Landreth	None	None	None
Frances A. Sevilla-Sacasa	None	None	None
E-1

Trustee	Fund	Dollar Range of Shares Owned	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Nominee in Fund Complex
Thomas K. Whitford	None	None	None
Christianna Wood	None	None	None
Janet L. Yeomans	None	None	None
Interested Trustee Candidate
Shawn K. Lytle	None	None	None
Note 1: Dollar range of shares of the following Portfolios “owned” through deemed investments by Joseph Harroz, Jr.:

Ivy VIP Small Cap Core	over $100,000

E-2

APPENDIX F
OWNERSHIP OF SHARES
Occasionally, the number of shares of the Funds held in “street name” accounts of various securities dealers for the benefit of their clients as well as the number of shares held by other shareholders of record may exceed 5% of the total shares outstanding. As of December 31, 2020, to the best of the knowledge of the Funds, the following shareholders owned of record or beneficially 5% or more of any class of the outstanding voting shares of each Fund:

Ivy Funds
FUND NAME	CLASS	SHAREHOLDER	CITY	STATE	TOTAL SHARES OWNED	% OF CLASS
IVY ACCUMULATIVE FUND	B	CHARLES SCHWAB & CO. INC.	SAN FRANCISCO	CA	2,421.937	7.04%
	B	MICHAEL WILLIAMS	FULTON	NY	1,994.088	5.79%
	B	BARBARA GRUBBS	COLUMBIA	SC	1,730.947	5.03%
	B	LISA GODLEWSKI	MUNSTER	IN	1,798.129	5.23%
	C	TAMMY NUNN	NASHVILLE	TN	24,293.282	6.14%
	N	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	20,761.188	46.08%
	N	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	24,295.432	53.92%
IVY APOLLO MULTI-ASSET INCOME FUND	A	EDWARD JONES	SAINT LOUIS	MO	507,130.339	6.06%
	N	EDWARD JONES	SAINT LOUIS	MO	118,415.414	35.56%
	C	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	127,103.992	13.40%
	C	UBS FINANCIAL SERVICES INC	JERSEY CITY	NJ	53,830.123	5.68%
	C	AMERICAN ENTERPRISE INVESTMENT SVC	MINNEAPOLIS	MN	139,198.277	14.68%
	C	RAYMOND JAMES & ASSOCIATES	ST PETERSBURG	FL	49,682.700	5.24%
	C	LPL FINANCIAL	SAN DIEGO	CA	86,483.184	9.12%
	C	STIFEL NICOLAUS & CO INC	ST LOUIS	MO	53,605.088	5.65%
	Y	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	303,476.671	95.13%
	N	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	201,520.914	60.52%
IVY APOLLO STRATEGIC INCOME FUND	ALL	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	2,340,338.873	6.37%
	N	EDWARD JONES	SAINT LOUIS	MO	106,242.355	94.28%
	A	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	2,340,338.873	21.77%

	C	AMERICAN ENTERPRISE INVESTMENT SVC	MINNEAPOLIS	MN	46,525.644	8.59%
	C	RAYMOND JAMES & ASSOCIATES	ST PETERSBURG	FL	29,872.486	5.51%
	C	LPL FINANCIAL	SAN DIEGO	CA	43,235.668	7.98%
	Y	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	160,254.161	92.09%
	Y	AMERITRADE INC	OMAHA	NE	13,349.011	7.67%
IVY ASSET STRATEGY FUND	ALL	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	6,855,106.412	6.04%
	ALL	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	5,880,267.849	5.19%
	ALL	FIRST CLEARING LLC	ST LOUIS	MO	10,762,127.447	9.49%
	ALL	MORGAN STANLEY SMITH BARNEY LLC	NY	NY	7,376,231.638	6.50%
	R	MID ATLANTIC TRUST	PITTSBURGH	PA	71,489.852	5.68%
	R	MASSACHUSETTS MUTUAL LIFE	SPRINGFIELD	MA	91,577.642	7.27%
	Y	VOYA INSTITUTIONAL TRUST COMPANY	WINDSOR	CT	2,500,247.095	53.99%
	A	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	3,257,473.443	5.12%
	A	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	4,165,690.029	6.55%
	A	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	4,991,417.241	7.85%
	A	FIRST CLEARING LLC	ST LOUIS	MO	6,671,450.335	10.49%
	A	MORGAN STANLEY SMITH BARNEY LLC	NY	NY	6,535,816.663	10.28%
	B	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	49,424.122	8.70%
	B	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	55,447.397	9.76%
	B	FIRST CLEARING LLC	ST LOUIS	MO	138,175.936	24.33%
	C	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	1,144,023.537	10.05%
	C	UBS FINANCIAL SERVICES INC	JERSEY CITY	NJ	793,208.822	6.97%
	C	FIRST CLEARING LLC	ST LOUIS	MO	2,303,940.325	20.25%
	C	LPL FINANCIAL	SAN DIEGO	CA	1,081,405.694	9.50%
	I	UBS FINANCIAL SERVICES INC	JERSEY CITY	NJ	1,646,658.248	5.57%
	I	FIRST CLEARING LLC	ST LOUIS	MO	1,603,059.486	5.42%
	R	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	75,918.029	6.03%

	R	STATE STREET BANK TR	BOSTON	MA	64,407.523	5.11%
	R	HARTFORD LIFE INSURANCE COMPANY	WINDSOR	CT	393,919.130	31.27%
	R	SAMMONS FINANCIAL NETWORK LLC	W DES MOINES	IA	330,209.562	26.22%
	Y	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	246,605.017	5.32%
	Y	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	353,492.039	7.63%
	Y	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	527,642.952	11.39%
	N	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	684,722.328	84.87%
IVY BALANCED FUND	A	EDWARD JONES	SAINT LOUIS	MO	3,463,291.982	6.41%
	R	MID ATLANTIC TRUST	PITTSBURGH	PA	57,727.906	12.29%
	R	LINCOLN RETIREMENT SERVICES CO	FORT WAYNE	IN	28,600.285	6.09%
	R	VOYA INSTITUTIONAL TRUST COMPANY	WINDSOR	CT	58,650.538	12.48%
	Y	MID ATLANTIC TRUST	PITTSBURGH	PA	74,959.361	12.42%
	N	EDWARD JONES	SAINT LOUIS	MO	136,831.223	31.56%
	B	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	27,735.158	5.31%
	B	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	28,049.417	5.37%
	B	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	70,400.454	13.47%
	B	FIRST CLEARING LLC	ST LOUIS	MO	129,787.546	24.84%
	B	AMERICAN ENTERPRISE INVESTMENT SVC	MINNEAPOLIS	MN	34,528.629	6.61%
	B	LPL FINANCIAL	SAN DIEGO	CA	49,114.515	9.40%
	B	STIFEL NICOLAUS & CO INC	ST LOUIS	MO	30,745.449	5.88%
	C	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	786,502.798	8.48%
	C	FIRST CLEARING LLC	ST LOUIS	MO	1,220,034.302	13.15%
	C	AMERICAN ENTERPRISE INVESTMENT SVC	MINNEAPOLIS	MN	1,325,430.355	14.29%
	C	RAYMOND JAMES & ASSOCIATES	ST PETERSBURG	FL	737,106.950	7.95%
	C	LPL FINANCIAL	SAN DIEGO	CA	716,734.690	7.73%

	R	SAMMONS FINANCIAL NETWORK LLC	W DES MOINES	IA	264,168.775	56.23%
	R	AMERICAN UNITED LIFE INS CO	INDIANAPOLIS	IN	29,272.139	6.23%
	Y	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	59,840.350	9.92%
	Y	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	85,236.236	14.13%
	Y	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	183,136.447	30.35%
	Y	MINNESOTA LIFE INSURANCE CO	SAINT PAUL	MN	38,984.421	6.46%
	Y	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	65,455.575	10.85%
	N	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	211,995.833	48.90%
	N	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	52,314.393	12.07%
IVY CALIFORNIA MUNICIPAL HIGH INCOME FUND	ALL	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	1,000,000.000	29.65%
	A	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	500,000.000	28.20%
	A	DAVID & ESTHER WEISWASSER TRUST	PASADENA	CA	144,465.247	8.15%
	A	GARY A DAPELO LIVING TRUST	MONARCH BEACH	CA	148,414.116	8.37%
	C	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	100,000.000	59.15%
	C	LPL FINANCIAL	SAN DIEGO	CA	10,663.248	6.31%
	C	MICHELLE SILVA	SAN JOSE	CA	10,685.993	6.32%
	I	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	300,000.000	23.00%
	Y	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	22,775.560	18.07%
	Y	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	100,000.000	79.35%
IVY CASH MANAGEMENT FUND	ALL	PERSHING LLC	JERSEY CITY	NJ	541,541,796.960	41.38%
	A	PERSHING LLC	JERSEY CITY	NJ	541,541,796.960	41.47%
	B	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	240,000.000	59.33%
	B	STANKA CONSULTING	S LAKE TAHOE	CA	21,360.272	5.28%
	B	DEANNA DIX-BROWN	PRATT	KS	60,974.080	15.07%
	B	ALICE J MORRIS	LAKEVILLE	MN	23,986.366	5.93%
	C	ROBERT B WAGNER JR.	LEVITTOWN	PA	161,980.910	6.55%

	C	THOMAS E DEARING	HUTCHINSON	KS	151,147.490	6.11%
IVY CORE EQUITY FUND	R	PAI TRUST CO INC	DE PERE	WI	2,968.386	9.40%
	N	IVY WILSHIRE	SHAWNEE MISSION	KS	2,884,026.090	60.36%
	B	FIRST CLEARING LLC	ST LOUIS	MO	41,146.666	16.23%
	C	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	165,230.007	5.49%
	R	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	28,256.439	89.45%
	Y	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	653,035.262	44.63%
	Y	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	392,341.941	26.81%
	Y	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	151,162.824	10.33%
	Y	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	93,323.047	6.38%
	N	WADDELL & REED	SHAWNEE MISSION	KS	879,897.799	9.21%
IVY CORPORATE BOND FUND	C	WEST SUBURBAN TEACHERS UNION LOCAL	WESTMONT	IL	33,155.300	5.45%
	N	IVY WILSHIRE	SHAWNEE MISSION	KS	6,533,614.026	75.95%
	B	LPL FINANCIAL	SAN DIEGO	CA	5,864.914	23.73%
	B	ELIZABETH MCELWEE	TUMWATER	WA	1,296.700	5.25%
	C	LPL FINANCIAL	SAN DIEGO	CA	45,443.138	7.46%
	C	MARJORIE HYLAND	SCHENECTADY	NY	30,684.514	5.04%
	Y	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	39,808.917	100.00%
IVY CROSSOVER CREDIT FUND	ALL	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	1,983,333.333	36.36%
	ALL	AMERICAN ENTERPRISE INVESTMENT SVC	MINNEAPOLIS	MN	339,533.809	6.22%
	A	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	1,000,000.000	59.32%
	I	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	833,333.333	24.09%
	I	AMERICAN ENTERPRISE INVESTMENT SVC	MINNEAPOLIS	MN	308,316.181	8.91%
	I	LPL FINANCIAL	SAN DIEGO	CA	224,225.018	6.48%
	Y	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	100,000.000	97.55%
	N	WADDELL & REED	SHAWNEE MISSION	KS	91,986.804	14.75%

	N	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	50,000.000	24.05%
	N	INVESTED INCOME PORTFOLIO	SHAWNEE MISSION	KS	14,569.447	7.01%
	N	BANK OF NEW YORK MELLON	SHAWNEE MISSION	KS	45,272.457	10.89%
IVY EMERGING MARKETS EQUITY FUND	ALL	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	4,066,196.339	5.30%
	ALL	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	5,040,569.991	6.57%
	ALL	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	6,873,133.698	8.97%
	ALL	FIRST CLEARING LLC	ST LOUIS	MO	4,273,176.619	5.57%
	ALL	AMERICAN ENTERPRISE INVESTMENT SVC	MINNEAPOLIS	MN	5,410,602.863	7.06%
	R	MID ATLANTIC TRUST	PITTSBURGH	PA	42,900.024	10.60%
	N	EDWARD JONES	SAINT LOUIS	MO	1,794,006.975	15.35%
	N	IVY WILSHIRE	SHAWNEE MISSION	KS	3,410,611.064	29.18%
	A	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	864,494.671	6.55%
	B	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	1,651.455	6.66%
	B	FIRST CLEARING LLC	ST LOUIS	MO	2,111.256	8.51%
	B	AMERICAN ENTERPRISE INVESTMENT SVC	MINNEAPOLIS	MN	4,375.779	17.65%
	B	LPL FINANCIAL	SAN DIEGO	CA	1,329.552	5.36%
	C	UBS FINANCIAL SERVICES INC	JERSEY CITY	NJ	144,616.016	5.66%
	C	FIRST CLEARING LLC	ST LOUIS	MO	565,977.749	22.17%
	C	MORGAN STANLEY SMITH BARNEY LLC	NY	NY	319,615.573	12.52%
	C	AMERICAN ENTERPRISE INVESTMENT SVC	MINNEAPOLIS	MN	451,129.562	17.67%
	C	RAYMOND JAMES & ASSOCIATES	ST PETERSBURG	FL	163,890.314	6.42%
	C	LPL FINANCIAL	SAN DIEGO	CA	172,831.351	6.77%
	I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	2,531,087.118	5.36%
	I	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	3,835,216.883	8.13%
	I	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	5,231,797.345	11.08%

	I	FIRST CLEARING LLC	ST LOUIS	MO	3,314,139.968	7.02%
	I	AMERICAN ENTERPRISE INVESTMENT SVC	MINNEAPOLIS	MN	4,550,371.392	9.64%
	I	LPL FINANCIAL	SAN DIEGO	CA	3,087,437.319	6.54%
	R	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	27,281.768	6.74%
	R	STATE STREET BANK TR	BOSTON	MA	220,703.921	54.55%
	R	FRONTIER TRUSTCO	PORTLAND	OR	25,673.563	6.35%
	Y	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	1,252,369.584	78.71%
	N	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	1,026,803.832	8.78%
	N	IVY MANAGED INTERNTIONAL	MISSION	KS	1,863,582.208	15.94%
IVY ENERGY FUND	ALL	VOYA INSTITUTIONAL TRUST COMPANY	WINDSOR	CT	2,191,827.002	6.44%
	R	VOYA INSTITUTIONAL TRUST COMPANY	WINDSOR	CT	2,097,330.762	59.69%
	N	VOYA INSTITUTIONAL TRUST COMPANY	WINDSOR	CT	28,532.012	6.84%
	B	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5,829.536	8.17%
	B	FIRST CLEARING LLC	ST LOUIS	MO	4,135.272	5.79%
	B	AMERICAN ENTERPRISE INVESTMENT SVC	MINNEAPOLIS	MN	49,705.364	69.64%
	C	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	126,496.577	7.42%
	C	FIRST CLEARING LLC	ST LOUIS	MO	116,223.899	6.82%
	C	MORGAN STANLEY SMITH BARNEY LLC	NY	NY	108,264.819	6.35%
	C	AMERICAN ENTERPRISE INVESTMENT SVC	MINNEAPOLIS	MN	337,450.586	19.80%
	C	RAYMOND JAMES & ASSOCIATES	ST PETERSBURG	FL	164,607.145	9.66%
	C	LPL FINANCIAL	SAN DIEGO	CA	188,695.473	11.07%
	R	SAMMONS FINANCIAL NETWORK LLC	W DES MOINES	IA	1,215,418.843	34.59%
	Y	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	225,792.432	20.12%
	Y	GWFS EQUITIES INC	GREENWOOD VILLAGE	CO	347,213.211	30.94%
	Y	GWFS EQUITIES INC	GREENWOOD VILLAGE	CO	66,145.647	5.89%

	Y	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	170,171.471	15.16%
	N	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	50,104.548	12.01%
	N	GWFS EQUITIES INC	GREENWOOD VILLAGE	CO	78,920.116	18.92%
	N	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	78,118.931	18.73%
	N	FIDELITY MANAGEMENT TRUST CO	COVINGTON	KY	28,399.845	6.81%
	N	STATE STREET BANK TR	BOSTON	MA	53,046.252	12.72%
	N	HARTFORD LIFE INSURANCE COMPANY	WINDSOR	CT	25,290.346	6.06%
	N	FRONTIER TRUSTCO	PORTLAND	OR	29,800.853	7.14%
IVY GLOBAL BOND FUND	ALL	IVY WILSHIRE	SHAWNEE MISSION	KS	5,224,101.485	11.15%
	B	MARY DOWNEY	DENVER	CO	2,016.164	5.74%
	R	MID ATLANTIC TRUST	PITTSBURGH	PA	1,344.804	5.01%
	N	IVY WILSHIRE	SHAWNEE MISSION	KS	5,224,101.485	87.86%
	B	AMERICAN ENTERPRISE INVESTMENT SVC	MINNEAPOLIS	MN	4,055.222	11.55%
	B	LPL FINANCIAL	SAN DIEGO	CA	15,809.284	45.02%
	C	FIRST CLEARING LLC	ST LOUIS	MO	113,009.047	19.73%
	C	AMERICAN ENTERPRISE INVESTMENT SVC	MINNEAPOLIS	MN	50,526.929	8.82%
	C	RAYMOND JAMES & ASSOCIATES	ST PETERSBURG	FL	65,764.670	11.48%
	C	LPL FINANCIAL	SAN DIEGO	CA	30,351.398	5.30%
	I	AMERICAN ENTERPRISE INVESTMENT SVC	MINNEAPOLIS	MN	1,481,975.507	6.52%
	R	SAMMONS FINANCIAL NETWORK LLC	W DES MOINES	IA	24,496.761	91.22%
	Y	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	9,857.558	11.17%
	Y	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	60,296.130	68.30%
	Y	OPPENHEIMER & CO INC	NY	NY	13,366.293	15.14%
IVY GLOBAL EQUITY INCOME FUND	N	EDWARD JONES	SAINT LOUIS	MO	134,798.074	7.05%
	B	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	102,777.779	64.36%

	C	UBS FINANCIAL SERVICES INC	JERSEY CITY	NJ	44,603.152	6.31%
	C	FIRST CLEARING LLC	ST LOUIS	MO	39,034.516	5.52%
	C	MORGAN STANLEY SMITH BARNEY LLC	NY	NY	97,974.387	13.86%
	C	RAYMOND JAMES & ASSOCIATES	ST PETERSBURG	FL	74,525.092	10.55%
	R	IVY FUNDS DISTRIBUTOR	MISSION	KS	22,104.332	82.30%
	R	FRONTIER TRUSTCO	PORTLAND	OR	4,349.186	16.19%
	Y	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	26,066.444	17.48%
	Y	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	89,103.037	59.75%
	Y	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	17,139.084	11.49%
	N	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	331,859.008	17.37%
	N	IVY MANAGED INTERNTIONAL	MISSION	KS	1,443,531.605	75.55%
IVY GLOBAL GROWTH FUND	Y	MID ATLANTIC TRUST	PITTSBURGH	PA	3,835.243	6.56%
	N	EDWARD JONES	SAINT LOUIS	MO	18,117.178	5.18%
	B	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	348.746	5.77%
	B	FIRST CLEARING LLC	ST LOUIS	MO	1,317.312	21.78%
	B	MORGAN STANLEY SMITH BARNEY LLC	NY	NY	320.326	5.30%
	B	AMERICAN ENTERPRISE INVESTMENT SVC	MINNEAPOLIS	MN	370.098	6.12%
	B	ROBERT GEHRKE	MOKENA	IL	579.488	9.58%
	B	ARTHUR CROTEAU	MARCO ISLAND	FL	347.074	5.74%
	C	UBS FINANCIAL SERVICES INC	JERSEY CITY	NJ	8,637.249	6.08%
	R	SAMMONS FINANCIAL NETWORK LLC	W DES MOINES	IA	17,411.206	97.95%
	Y	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	11,579.138	19.81%
	Y	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	19,262.427	32.95%
	Y	MILLENNIUM TRUST CO LLC	OAK BROOK	IL	16,751.956	28.65%
	N	IVY MANAGED INTERNTIONAL	MISSION	KS	322,548.287	92.23%
IVY GOVERNMENT MONEY MARKET FUND	ALL	EDWARD JONES	SAINT LOUIS	MO	28,481,513.104	14.75%
	ALL	PERSHING LLC	JERSEY CITY	NJ	37,499,575.460	19.42%
	A	EDWARD JONES	SAINT LOUIS	MO	28,448,652.394	16.47%

	A	PERSHING LLC	JERSEY CITY	NJ	37,499,575.460	21.71%
	B	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	345,000.000	50.37%
	B	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	123,854.220	18.08%
	B	FIRST CLEARING LLC	ST LOUIS	MO	75,617.342	11.04%
	B	MORGAN STANLEY SMITH BARNEY LLC	NY	NY	48,912.769	7.14%
	C	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	488,813.871	6.39%
	C	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	521,901.456	6.82%
	C	FIRST CLEARING LLC	ST LOUIS	MO	425,430.114	5.56%
	C	RAYMOND JAMES & ASSOCIATES	ST PETERSBURG	FL	491,604.920	6.42%
	C	LPL FINANCIAL	SAN DIEGO	CA	519,039.889	6.78%
	C	VALA HOLDINGS LTD	PARMA	OH	686,841.600	8.97%
	C	JEFFREY & CAROL FARREN	ALIQUIPPA	PA	580,314.380	7.58%
	N	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	250,000.000	100.00%
IVY GOVERNMENT SECURITIES FUND	ALL	IVY WILSHIRE	SHAWNEE MISSION	KS	7,566,197.286	10.46%
	ALL	INVESTED INCOME PORTFOLIO	SHAWNEE MISSION	KS	3,728,281.914	5.16%
	N	IVY WILSHIRE	SHAWNEE MISSION	KS	7,566,197.286	25.04%
	B	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	2,251.482	10.11%
	B	DEBRA COLVIN	FLORENCE	OR	2,342.952	10.52%
	B	JOHN HETTERICH	WEST ISLIP	NY	4,125.685	18.53%
	C	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	22,091.964	5.26%
	C	LPL FINANCIAL	SAN DIEGO	CA	35,888.442	8.55%
	C	STIFEL NICOLAUS & CO INC	ST LOUIS	MO	38,420.397	9.15%
	C	ALAN THOMPSON	SALEM	OR	39,132.219	9.32%
	N	WADDELL & REED	SHAWNEE MISSION	KS	8,441,254.323	9.31%
	N	INVESTED INCOME PORTFOLIO	SHAWNEE MISSION	KS	3,728,281.914	12.34%
	N	INVESTED FIXED INCOME PORTFOLIO	SHAWNEE MISSION	KS	2,805,025.886	9.28%
	N	BANK OF NEW YORK MELLON	SHAWNEE MISSION	KS	7,269,106.942	8.02%

IVY HIGH INCOME FUND	ALL	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	31,128,466.607	5.32%
	ALL	FIRST CLEARING LLC	ST LOUIS	MO	30,304,133.863	5.18%
	ALL	AMERICAN ENTERPRISE INVESTMENT SVC	MINNEAPOLIS	MN	31,337,598.860	5.36%
	R	VOYA INSTITUTIONAL TRUST COMPANY	WINDSOR	CT	2,971,900.658	42.98%
	B	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	92,808.165	6.04%
	B	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	167,606.723	10.91%
	B	FIRST CLEARING LLC	ST LOUIS	MO	291,183.934	18.95%
	B	RBC CAPITAL MARKETS CORPORATION	MINNEAPOLIS	MN	276,852.732	18.02%
	B	AMERICAN ENTERPRISE INVESTMENT SVC	MINNEAPOLIS	MN	79,754.465	5.19%
	C	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	4,525,334.514	7.44%
	C	FIRST CLEARING LLC	ST LOUIS	MO	10,757,576.587	17.68%
	C	AMERICAN ENTERPRISE INVESTMENT SVC	MINNEAPOLIS	MN	8,723,564.941	14.34%
	C	RAYMOND JAMES & ASSOCIATES	ST PETERSBURG	FL	3,254,299.525	5.35%
	C	LPL FINANCIAL	SAN DIEGO	CA	5,389,771.695	8.86%
	I	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	13,947,640.201	5.81%
	I	AMERICAN ENTERPRISE INVESTMENT SVC	MINNEAPOLIS	MN	14,629,378.055	6.10%
	I	LPL FINANCIAL	SAN DIEGO	CA	14,131,417.010	5.89%
	R	STATE STREET BANK TR	BOSTON	MA	434,157.072	6.28%
	R	SAMMONS FINANCIAL NETWORK LLC	W DES MOINES	IA	3,197,884.805	46.25%
	Y	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5,105,698.285	26.46%
	Y	GWFS EQUITIES INC	GREENWOOD VILLAGE	CO	1,376,791.971	7.14%
	Y	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	1,423,205.312	7.38%
	Y	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	1,598,408.224	8.28%
	Y	AMERITRADE INC	OMAHA	NE	1,265,217.502	6.56%

	N	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	2,267,785.926	20.90%
	N	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	1,684,583.472	15.53%
	N	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	2,414,170.915	11.13%
	N	STATE STREET BANK TR	BOSTON	MA	1,066,286.302	9.83%
IVY INTERNATIONAL CORE EQUITY FUND	ALL	IVY WILSHIRE	SHAWNEE MISSION	KS	7,728,991.948	5.26%
	ALL	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	7,800,019.578	5.31%
	ALL	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	16,184,833.280	11.01%
	ALL	AMERICAN ENTERPRISE INVESTMENT SVC	MINNEAPOLIS	MN	11,072,293.354	7.53%
	N	VOYA INSTITUTIONAL TRUST COMPANY	WINDSOR	CT	2,967,703.013	9.44%
	N	IVY WILSHIRE	SHAWNEE MISSION	KS	7,728,991.948	24.60%
	A	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	1,134,722.711	5.64%
	A	MORGAN STANLEY SMITH BARNEY LLC	NY	NY	1,575,623.149	7.83%
	B	FIRST CLEARING LLC	ST LOUIS	MO	8,775.503	21.04%
	B	RBC CAPITAL MARKETS CORPORATION	MINNEAPOLIS	MN	2,804.698	6.72%
	B	LPL FINANCIAL	SAN DIEGO	CA	2,347.330	5.63%
	C	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	370,175.346	8.03%
	C	FIRST CLEARING LLC	ST LOUIS	MO	467,964.421	10.16%
	C	MORGAN STANLEY SMITH BARNEY LLC	NY	NY	587,874.685	12.76%
	C	AMERICAN ENTERPRISE INVESTMENT SVC	MINNEAPOLIS	MN	971,231.516	21.08%
	C	LPL FINANCIAL	SAN DIEGO	CA	324,739.870	7.05%
	I	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	11,011,110.136	13.41%
	I	MORGAN STANLEY SMITH BARNEY LLC	NY	NY	5,079,525.868	6.18%
	I	AMERICAN ENTERPRISE INVESTMENT SVC	MINNEAPOLIS	MN	9,382,200.446	11.42%
	R	STATE STREET BANK TR	BOSTON	MA	420,884.035	14.00%

	R	SAMMONS FINANCIAL NETWORK LLC	W DES MOINES	IA	2,098,417.286	69.82%
	Y	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	614,575.095	11.69%
	Y	GWFS EQUITIES INC	GREENWOOD VILLAGE	CO	510,817.371	9.72%
	Y	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	1,656,262.600	31.51%
	Y	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	488,149.892	9.29%
	Y	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	907,182.764	17.26%
	N	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	3,043,801.229	9.69%
	N	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	2,368,486.278	7.54%
	N	SAXON & CO	PHILADELPHIA	PA	1,764,114.561	5.61%
	N	IVY MANAGED INTERNTIONAL	MISSION	KS	3,071,158.921	9.77%
	N	RELIANCE TRUST COMPANY	ATLANTA	GA	1,871,824.296	5.96%
IVY INTERNATIONAL SMALL CAP FUND	ALL	IVY WILSHIRE	SHAWNEE MISSION	KS	2,440,181.678	24.95%
	ALL	IVY MANAGED INTERNTIONAL	MISSION	KS	1,301,571.806	13.31%
	ALL	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	812,543.856	8.31%
	ALL	AMERITRADE INC	OMAHA	NE	861,934.604	8.81%
	N	IVY WILSHIRE	SHAWNEE MISSION	KS	2,440,181.678	56.64%
	A	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	692,463.534	60.25%
	C	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	100,000.001	79.21%
	I	AMERITRADE INC	OMAHA	NE	861,494.396	20.64%
	Y	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	4,327.605	17.73%
	Y	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	20,080.321	82.27%
	N	IVY MANAGED INTERNTIONAL	MISSION	KS	1,301,571.806	30.21%
IVY LARGE CAP GROWTH FUND	R	MASSACHUSETTS MUTUAL LIFE	SPRINGFIELD	MA	31,019.489	5.90%
	N	EDWARD JONES	SAINT LOUIS	MO	464,461.857	8.74%
	N	IVY WILSHIRE	SHAWNEE MISSION	KS	2,901,757.799	54.62%
	B	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	17,560.645	7.23%

	B	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	12,279.448	5.06%
	B	FIRST CLEARING LLC	ST LOUIS	MO	27,633.096	11.38%
	B	WADDELL & REED FINANCIAL INC	MISSION	KS	72,581.651	29.88%
	C	FIRST CLEARING LLC	ST LOUIS	MO	267,108.165	6.64%
	C	AMERICAN ENTERPRISE INVESTMENT SVC	MINNEAPOLIS	MN	231,130.570	5.75%
	C	RAYMOND JAMES & ASSOCIATES	ST PETERSBURG	FL	320,443.452	7.97%
	C	LPL FINANCIAL	SAN DIEGO	CA	226,347.880	5.63%
	I	MORGAN STANLEY SMITH BARNEY LLC	NY	NY	4,959,333.099	5.98%
	R	HARTFORD LIFE INSURANCE COMPANY	WINDSOR	CT	222,499.100	42.35%
	R	SAMMONS FINANCIAL NETWORK LLC	W DES MOINES	IA	221,082.351	42.08%
	Y	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	119,314.347	10.57%
	Y	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	82,192.999	7.28%
	Y	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	124,492.788	11.03%
	Y	AMERITRADE INC	OMAHA	NE	248,732.893	22.04%
	Y	HARTFORD LIFE INSURANCE COMPANY	WINDSOR	CT	395,660.771	35.06%
	N	WADDELL & REED	SHAWNEE MISSION	KS	398,814.976	7.51%
	N	HARTFORD LIFE INSURANCE COMPANY	WINDSOR	CT	270,696.904	5.09%
IVY LASALLE GLOBAL REAL ESTATE FUND	ALL	IVY WILSHIRE	SHAWNEE MISSION	KS	1,077,419.255	11.85%
	R	VOYA INSTITUTIONAL TRUST COMPANY	WINDSOR	CT	112,314.722	98.47%
	N	IVY WILSHIRE	SHAWNEE MISSION	KS	1,077,419.255	76.43%
	B	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	65,344.554	95.57%
	C	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	246,330.076	78.54%
	Y	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	8,163.623	8.55%
	Y	LPL FINANCIAL	SAN DIEGO	CA	87,011.444	91.13%
	N	WADDELL & REED	SHAWNEE MISSION	KS	128,258.661	9.10%

IVY LIMITED-TERM BOND FUND	A	EDWARD JONES	SAINT LOUIS	MO	2,226,221.414	6.06%
	B	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	3,206.330	7.95%
	B	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	4,277.615	10.61%
	B	FIRST CLEARING LLC	ST LOUIS	MO	9,195.899	22.80%
	B	RAYMOND JAMES & ASSOCIATES	ST PETERSBURG	FL	2,255.460	5.59%
	B	LINDA FRANCESONCE	HAVERHILL	MA	2,383.339	5.91%
	C	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	914,251.477	29.56%
	C	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	271,451.632	8.78%
	C	FIRST CLEARING LLC	ST LOUIS	MO	266,107.328	8.61%
	C	LPL FINANCIAL	SAN DIEGO	CA	185,061.663	5.98%
	E	MOLLY J STEADMAN	OVERLAND PARK	KS	39,338.909	5.63%
	E	PHILLIP BAIRRINGTON	BRYAN	TX	49,069.498	7.03%
	E	TIMOTHY F DEGNAN	OAK BROOK	IL	83,947.013	12.02%
	R	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	10,233.742	26.21%
	R	MATRIX TRUST COMPANY AS AGENT FOR	DENVER	CO	28,793.523	73.76%
	Y	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	63,210.206	24.62%
	Y	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	73,297.962	28.55%
	Y	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	21,246.954	8.28%
	Y	AMERITRADE INC	OMAHA	NE	51,085.043	19.90%
	N	WADDELL & REED	SHAWNEE MISSION	KS	578,153.769	6.52%
	N	INVESTED INCOME PORTFOLIO	SHAWNEE MISSION	KS	1,671,825.915	18.85%
	N	INVESTED FIXED INCOME PORTFOLIO	SHAWNEE MISSION	KS	2,476,263.919	27.91%
	N	BANK OF NEW YORK MELLON	SHAWNEE MISSION	KS	2,491,384.227	14.04%
IVY MANAGED INTERNATIONAL OPPORTUNITIES FUND	C	MID ATLANTIC TRUST	PITTSBURGH	PA	13,548.588	11.36%
	R	MID ATLANTIC TRUST	PITTSBURGH	PA	5,226.075	17.72%
	N	EDWARD JONES	SAINT LOUIS	MO	9,062.126	28.82%
	B	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	1,237.512	15.37%

	B	NANCY DUDCHIK	BRANFORD	CT	572.862	7.12%
	B	KEVIN TULLAR	HOSPERS	IA	492.385	6.12%
	B	MARK EDWARD JENNINGS	NORMAN	OK	602.688	7.49%
	B	ELSA INTERLANDI	BERLIN	CT	407.758	5.07%
	C	FIRST CLEARING LLC	ST LOUIS	MO	19,728.171	16.54%
	R	IVY FUNDS DISTRIBUTOR	MISSION	KS	24,271.845	82.28%
	Y	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	3,546.840	31.58%
	Y	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	6,165.383	54.89%
	Y	FIRST CLEARING LLC	ST LOUIS	MO	655.586	5.84%
	N	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	22,381.379	71.18%
IVY MID CAP GROWTH FUND	ALL	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	10,564,108.080	5.62%
	ALL	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	13,339,307.071	7.10%
	ALL	MORGAN STANLEY SMITH BARNEY LLC	NY	NY	11,373,008.331	6.05%
	R	MID ATLANTIC TRUST	PITTSBURGH	PA	132,055.224	5.40%
	R	VOYA INSTITUTIONAL TRUST COMPANY	WINDSOR	CT	720,206.324	29.47%
	N	EDWARD JONES	SAINT LOUIS	MO	3,985,882.516	24.66%
	B	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	21,949.643	11.00%
	B	FIRST CLEARING LLC	ST LOUIS	MO	32,709.825	16.39%
	B	AMERICAN ENTERPRISE INVESTMENT SVC	MINNEAPOLIS	MN	11,084.461	5.55%
	C	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	657,317.228	9.01%
	C	UBS FINANCIAL SERVICES INC	JERSEY CITY	NJ	410,033.806	5.62%
	C	FIRST CLEARING LLC	ST LOUIS	MO	586,316.503	8.03%
	C	MORGAN STANLEY SMITH BARNEY LLC	NY	NY	369,502.595	5.06%
	C	AMERICAN ENTERPRISE INVESTMENT SVC	MINNEAPOLIS	MN	561,081.289	7.69%
	C	RAYMOND JAMES & ASSOCIATES	ST PETERSBURG	FL	1,382,227.459	18.94%
	C	LPL FINANCIAL	SAN DIEGO	CA	548,455.783	7.52%
	C	STIFEL NICOLAUS & CO INC	ST LOUIS	MO	414,955.129	5.69%

	I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	7,515,914.805	8.75%
	I	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	5,264,385.939	6.13%
	I	MORGAN STANLEY SMITH BARNEY LLC	NY	NY	9,229,390.914	10.74%
	I	AMERICAN ENTERPRISE INVESTMENT SVC	MINNEAPOLIS	MN	5,173,976.096	6.02%
	I	RAYMOND JAMES & ASSOCIATES	ST PETERSBURG	FL	4,629,723.638	5.39%
	R	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	122,717.770	5.02%
	R	DAVID LERNER ASSOCIATES INC	SYOSSET	NY	150,344.190	6.15%
	R	SAMMONS FINANCIAL NETWORK LLC	W DES MOINES	IA	596,712.682	24.42%
	R	FRONTIER TRUSTCO	PORTLAND	OR	230,947.524	9.45%
	Y	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	1,188,579.828	12.66%
	Y	GWFS EQUITIES INC	GREENWOOD VILLAGE	CO	697,062.430	7.42%
	Y	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	2,284,578.652	24.33%
	Y	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	1,763,763.335	9.39%
	Y	MINNESOTA LIFE INSURANCE CO	SAINT PAUL	MN	822,444.634	8.76%
	Y	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	603,785.048	6.43%
	Y	JOHN HANCOCK TRUST COMPANY LLC	WESTWOOD	MA	615,023.245	6.55%
	N	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	898,454.807	5.56%
	N	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	3,703,624.218	22.92%
	N	SEI PRIVATE TRUST CO	OAKS	PA	2,384,246.470	14.75%
IVY MID CAP INCOME OPPORTUNITIES FUND	ALL	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	10,822,648.397	14.74%
	ALL	AMERICAN ENTERPRISE INVESTMENT SVC	MINNEAPOLIS	MN	13,488,368.569	18.37%
	ALL	RAYMOND JAMES & ASSOCIATES	ST PETERSBURG	FL	6,021,712.292	8.20%
	ALL	LPL FINANCIAL	SAN DIEGO	CA	5,067,800.631	6.90%
	A	EDWARD JONES	SAINT LOUIS	MO	788,517.135	8.56%
	R	MID ATLANTIC TRUST	PITTSBURGH	PA	7,482.382	15.46%

	R	MAC & CO	PITTSBURGH	PA	3,594.730	7.43%
	N	EDWARD JONES	SAINT LOUIS	MO	2,728,046.543	53.90%
	N	IVY WILSHIRE	SHAWNEE MISSION	KS	663,234.124	13.11%
	A	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	969,974.393	10.53%
	A	RAYMOND JAMES & ASSOCIATES	ST PETERSBURG	FL	532,341.457	5.78%
	C	UBS FINANCIAL SERVICES INC	JERSEY CITY	NJ	151,619.509	10.82%
	C	AMERICAN ENTERPRISE INVESTMENT SVC	MINNEAPOLIS	MN	210,931.772	15.05%
	C	RAYMOND JAMES & ASSOCIATES	ST PETERSBURG	FL	203,978.130	14.55%
	C	LPL FINANCIAL	SAN DIEGO	CA	90,115.046	6.43%
	C	STIFEL NICOLAUS & CO INC	ST LOUIS	MO	99,593.523	7.10%
	I	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	9,181,495.669	16.24%
	I	FIRST CLEARING LLC	ST LOUIS	MO	2,939,805.139	5.20%
	I	AMERICAN ENTERPRISE INVESTMENT SVC	MINNEAPOLIS	MN	13,050,616.767	23.08%
	I	RAYMOND JAMES & ASSOCIATES	ST PETERSBURG	FL	5,285,125.361	9.35%
	I	LPL FINANCIAL	SAN DIEGO	CA	4,891,331.794	8.65%
	R	STATE STREET BANK TR	BOSTON	MA	17,684.811	36.55%
	R	FRONTIER TRUSTCO	PORTLAND	OR	9,049.404	18.70%
	R	MATRIX TRUST COMPANY AS AGENT FOR	DENVER	CO	3,329.611	6.88%
	R	PLANMEMBER OMNIBUS ACCOUNT	CARPINTERIA	CA	4,486.519	9.27%
	Y	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	435,741.107	37.09%
	Y	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	613,008.390	52.18%
	N	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	328,123.464	6.48%
	N	GWFS EQUITIES INC	GREENWOOD VLG	CO	761,565.127	15.05%
IVY MUNICIPAL BOND FUND	B	MAX G & NORMA L WARD REV TRUST	CLAYTON	KS	3,814.421	16.96%
	N	EDWARD JONES	SAINT LOUIS	MO	79,294.040	96.17%
	B	FIRST CLEARING LLC	ST LOUIS	MO	1,581.072	7.03%

	B	MORGAN STANLEY SMITH BARNEY LLC	NY	NY	4,271.331	18.99%
	B	JOHN M & PATRICIA R SPECK	CENTERVIEW	MO	5,228.520	23.24%
	B	ALAN W MARIETTA & JUDITH M MARIETTA	OBERLIN	KS	1,902.796	8.46%
	B	KATHRYN FROST	NAMPA	ID	1,140.846	5.07%
	C	UBS FINANCIAL SERVICES INC	JERSEY CITY	NJ	62,831.131	6.19%
	C	FIRST CLEARING LLC	ST LOUIS	MO	143,119.330	14.09%
	Y	WADDELL & REED FINANCIAL INC	MISSION	KS	36,182.573	99.99%
IVY MUNICIPAL HIGH INCOME FUND	ALL	P DANIEL ORLICH	NAPLES	FL	10,468,452.397	5.29%
	A	P DANIEL ORLICH	NAPLES	FL	10,468,452.397	8.54%
	N	EDWARD JONES	SAINT LOUIS	MO	155,934.434	74.21%
	N	JP MORGAN SECURITIES LLC	BROOKLYN	NY	13,762.252	6.55%
	B	PERSHING LLC	JERSEY CITY	NJ	18,491.128	9.56%
	B	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	33,744.509	17.44%
	B	FIRST CLEARING LLC	ST LOUIS	MO	52,059.582	26.91%
	B	RAYMOND JAMES & ASSOCIATES	ST PETERSBURG	FL	11,372.001	5.88%
	C	UBS FINANCIAL SERVICES INC	JERSEY CITY	NJ	1,625,185.619	15.54%
	C	FIRST CLEARING LLC	ST LOUIS	MO	1,621,726.667	15.50%
	C	AMERICAN ENTERPRISE INVESTMENT SVC	MINNEAPOLIS	MN	933,490.472	8.92%
	C	RAYMOND JAMES & ASSOCIATES	ST PETERSBURG	FL	566,266.191	5.41%
	I	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	7,870,261.921	12.41%
	I	FIRST CLEARING LLC	ST LOUIS	MO	3,496,983.100	5.51%
	I	LPL FINANCIAL	SAN DIEGO	CA	3,401,663.972	5.36%
	Y	AMERITRADE INC	OMAHA	NE	245,350.563	26.20%
	Y	LPL FINANCIAL	SAN DIEGO	CA	653,018.112	69.73%
	N	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	40,416.640	19.24%
IVY NATURAL RESOURCES FUND	ALL	MORGAN STANLEY SMITH BARNEY LLC	NY	NY	1,499,966.234	7.76%
	ALL	HARTFORD LIFE INSURANCE COMPANY	WINDSOR	CT	1,023,136.029	5.30%

	A	MORGAN STANLEY SMITH BARNEY LLC	NY	NY	646,779.576	5.74%
	B	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	2,759.175	17.52%
	C	FIRST CLEARING LLC	ST LOUIS	MO	52,671.926	10.95%
	C	MORGAN STANLEY SMITH BARNEY LLC	NY	NY	30,349.163	6.31%
	C	RAYMOND JAMES & ASSOCIATES	ST PETERSBURG	FL	41,861.857	8.70%
	C	LPL FINANCIAL	SAN DIEGO	CA	52,472.250	10.91%
	I	UBS FINANCIAL SERVICES INC	JERSEY CITY	NJ	428,781.655	7.71%
	I	MORGAN STANLEY SMITH BARNEY LLC	NY	NY	820,838.139	14.76%
	R	HARTFORD LIFE INSURANCE COMPANY	WINDSOR	CT	552,096.227	61.87%
	R	MG TRUST COMPANY CUST	DENVER	CO	45,062.095	5.05%
	R	SAMMONS FINANCIAL NETWORK LLC	W DES MOINES	IA	149,980.179	16.81%
	Y	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	106,132.072	13.05%
	Y	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	42,411.514	5.21%
	Y	HARTFORD LIFE INSURANCE COMPANY	WINDSOR	CT	471,039.802	57.91%
	N	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	25,616.439	29.21%
	N	GWFS EQUITIES INC	GREENWOOD VILLAGE	CO	9,378.379	10.69%
	N	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	5,859.841	6.68%
	N	DAVID LERNER ASSOCIATES INC	SYOSSET	NY	13,129.325	14.97%
	N	FRONTIER TRUSTCO	PORTLAND	OR	5,464.363	6.23%
	N	RELIANCE TRUST COMPANY	ATLANTA	GA	6,939.414	7.91%
IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND	ALL	IVY WILSHIRE	SHAWNEE MISSION	KS	2,381,531.409	37.84%
	ALL	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	516,432.493	8.21%
	N	IVY WILSHIRE	SHAWNEE MISSION	KS	2,381,531.409	100.00%
	A	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	287,898.089	47.55%
	A	DAVID FUNK & SHIRLENE FUNK	HANSEN	ID	53,478.762	8.83%

	C	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	199,565.690	94.56%
	Y	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	28,968.714	100.00%
IVY PICTET TARGETED RETURN BOND FUND	ALL	IVY WILSHIRE	SHAWNEE MISSION	KS	6,323,123.428	32.73%
	N	IVY WILSHIRE	SHAWNEE MISSION	KS	6,323,123.428	99.91%
	A	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	533,333.333	27.43%
	A	DAVID FUNK & SHIRLENE FUNK	HANSEN	ID	101,002.848	5.20%
	C	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	350,000.000	76.56%
	C	LPL FINANCIAL	SAN DIEGO	CA	52,495.844	11.48%
	Y	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	24,271.845	97.27%
IVY PINEBRIDGE HIGH YIELD FUND	ALL	IVY WILSHIRE	SHAWNEE MISSION	KS	3,809,536.141	26.95%
	ALL	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	1,294,831.573	9.16%
	N	IVY WILSHIRE	SHAWNEE MISSION	KS	3,809,536.141	92.07%
	A	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	550,544.017	29.75%
	I	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	1,294,831.573	15.89%
	N	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	328,046.083	7.93%
IVY PROSHARES INTEREST RATE HEDGED HIGH YIELD INDEX FUND	ALL	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	900,000.000	21.73%
	A	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	300,000.000	84.83%
	E	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	100,000.000	85.63%
	I	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	400,000.000	11.21%
	R	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	100,000.000	96.44%
IVY PROSHARES MSCI ACWI INDEX FUND	ALL	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	1,375,000.000	24.31%
	A	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	750,000.000	48.86%
	A	AMERITRADE INC	OMAHA	NE	82,488.797	5.37%

	A	DOUGLAS L BASKINS	FORT COLLINS	CO	97,485.678	6.35%
	E	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	100,000.000	67.07%
	I	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	525,000.000	13.22%
IVY PROSHARES RUSSELL 2000 DIVIDEND GROWERS INDEX FUND	ALL	IVY WILSHIRE	SHAWNEE MISSION	KS	1,018,719.620	12.05%
	N	IVY WILSHIRE	SHAWNEE MISSION	KS	1,018,719.620	80.84%
	A	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	120,000.000	65.10%
	A	AMERITRADE INC	OMAHA	NE	14,351.384	7.79%
	A	AMY TRAWICK	BURKE	VA	10,940.466	5.93%
	E	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	80,000.000	73.60%
	N	WADDELL & REED	SHAWNEE MISSION	KS	87,445.700	6.94%
IVY PROSHARES S&P 500 BOND INDEX FUND	A	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	300,000.000	66.92%
	E	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	100,000.000	53.62%
	E	KIRAN KAMITY	SAN JOSE	CA	12,814.580	6.87%
	R	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	100,000.000	95.67%
IVY PROSHARES S&P 500 DIVIDEND ARISTOCRATS INDEX FUND	ALL	IVY WILSHIRE	SHAWNEE MISSION	KS	5,246,677.006	17.12%
	N	IVY WILSHIRE	SHAWNEE MISSION	KS	5,246,677.006	84.61%
	A	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	120,000.000	38.43%
	A	AMERITRADE INC	OMAHA	NE	27,763.250	8.89%
	E	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	80,000.000	35.09%
	E	STEVEN W HUNT	ALAMO HEIGHTS	TX	14,106.348	6.19%
	R	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	80,000.000	95.96%
	N	WADDELL & REED	SHAWNEE MISSION	KS	347,715.442	5.61%
IVY PZENA INTERNATIONAL VALUE FUND	ALL	IVY WILSHIRE	SHAWNEE MISSION	KS	2,919,389.016	21.08%
	ALL	IVY MANAGED INTERNTIONAL	MISSION	KS	1,160,926.133	8.38%
	Y	MID ATLANTIC TRUST	PITTSBURGH	PA	14,452.629	25.15%

	Y	A FARID BOLOURI	MILWAUKIE	OR	7,383.944	12.85%
	N	IVY WILSHIRE	SHAWNEE MISSION	KS	2,919,389.016	58.82%
	B	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	512.409	11.33%
	B	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	343.362	7.59%
	B	FIRST CLEARING LLC	ST LOUIS	MO	1,139.259	25.19%
	B	AMERITRADE INC	OMAHA	NE	474.010	10.48%
	C	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	3,485.301	7.00%
	C	FIRST CLEARING LLC	ST LOUIS	MO	3,469.173	6.97%
	C	LPL FINANCIAL	SAN DIEGO	CA	5,085.910	10.21%
	C	JOYCE MILANI	E NORTHPORT	NY	3,165.304	6.36%
	C	HOWELL IRA STRAUSS	SHARON HILL	PA	2,960.948	5.95%
	C	BRADLEY J GARMS	ROSEMOUNT	MN	2,691.581	5.40%
	C	PAMELA NAGAMI	COVINA	CA	2,523.935	5.07%
	R	IVY FUNDS DISTRIBUTOR	MISSION	KS	18,534.753	98.24%
	Y	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	4,026.456	7.01%
	Y	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	21,055.880	36.63%
	Y	MINNESOTA LIFE INSURANCE CO	SAINT PAUL	MN	8,384.176	14.59%
	N	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	472,562.072	9.52%
	N	IVY MANAGED INTERNTIONAL	MISSION	KS	1,160,926.133	23.39%
IVY SCIENCE AND TECHNOLOGY FUND	ALL	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	5,922,666.449	5.52%
	R	VOYA INSTITUTIONAL TRUST COMPANY	WINDSOR	CT	335,595.737	18.43%
	R	MASSACHUSETTS MUTUAL LIFE	SPRINGFIELD	MA	121,052.582	6.65%
	Y	VOYA INSTITUTIONAL TRUST COMPANY	WINDSOR	CT	447,007.741	9.37%
	N	MID ATLANTIC TRUST	PITTSBURGH	PA	110,034.736	5.91%
	N	VOYA INSTITUTIONAL TRUST COMPANY	WINDSOR	CT	114,827.950	6.17%
	B	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	21,713.821	7.02%
	B	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	15,918.159	5.15%
	B	FIRST CLEARING LLC	ST LOUIS	MO	33,703.133	10.90%

	B	AMERICAN ENTERPRISE INVESTMENT SVC	MINNEAPOLIS	MN	42,215.753	13.65%
	B	LPL FINANCIAL	SAN DIEGO	CA	17,251.937	5.58%
	C	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	593,502.205	8.41%
	C	UBS FINANCIAL SERVICES INC	JERSEY CITY	NJ	599,391.295	8.50%
	C	FIRST CLEARING LLC	ST LOUIS	MO	882,307.176	12.51%
	C	MORGAN STANLEY SMITH BARNEY LLC	NY	NY	376,834.837	5.34%
	C	AMERICAN ENTERPRISE INVESTMENT SVC	MINNEAPOLIS	MN	674,451.066	9.56%
	C	RAYMOND JAMES & ASSOCIATES	ST PETERSBURG	FL	653,634.798	9.27%
	C	LPL FINANCIAL	SAN DIEGO	CA	550,398.934	7.80%
	I	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	1,814,324.747	6.42%
	R	FIDELITY MANAGEMENT TRUST CO	COVINGTON	KY	94,149.682	5.17%
	R	HARTFORD LIFE INSURANCE COMPANY	WINDSOR	CT	362,205.111	19.90%
	R	SAMMONS FINANCIAL NETWORK LLC	W DES MOINES	IA	589,983.702	32.41%
	Y	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	758,479.528	15.89%
	Y	GWFS EQUITIES INC	GREENWOOD VILLAGE	CO	516,271.671	10.82%
	Y		GREENWOOD VLG	CO	327,206.714	6.86%
	Y	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	1,271,742.091	26.65%
	Y	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	337,912.759	7.08%
	N	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	392,429.465	21.08%
	N	JP MORGAN CHASE BANK	WALNUT CREEK	CA	166,209.005	8.93%
	N	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	564,700.993	30.34%
IVY SECURIAN CORE BOND FUND	ALL	IVY WILSHIRE	SHAWNEE MISSION	KS	9,864,476.025	8.81%
	ALL	AMERICAN ENTERPRISE INVESTMENT SVC	MINNEAPOLIS	MN	8,425,597.259	7.53%
	A	EDWARD JONES	SAINT LOUIS	MO	1,787,134.339	8.89%
	R	MID ATLANTIC TRUST	PITTSBURGH	PA	80,804.216	97.10%
	Y	TIAA, FSB	ST. LOUIS	MO	359,102.120	38.51%

	N	EDWARD JONES	SAINT LOUIS	MO	1,940,860.599	12.15%
	N	IVY WILSHIRE	SHAWNEE MISSION	KS	9,864,476.025	61.75%
	B	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	3,833.541	10.31%
	B	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	8,264.258	22.23%
	B	FIRST CLEARING LLC	ST LOUIS	MO	3,744.029	10.07%
	B	AMERICAN ENTERPRISE INVESTMENT SVC	MINNEAPOLIS	MN	5,358.559	14.42%
	B	KEVIN P VILLALOBOS	CORONA	CA	2,614.371	7.03%
	C	FIRST CLEARING LLC	ST LOUIS	MO	273,695.508	21.51%
	C	AMERICAN ENTERPRISE INVESTMENT SVC	MINNEAPOLIS	MN	85,844.675	6.75%
	C	RAYMOND JAMES & ASSOCIATES	ST PETERSBURG	FL	276,783.352	21.75%
	I	FIRST CLEARING LLC	ST LOUIS	MO	3,883,660.127	5.31%
	I	AMERICAN ENTERPRISE INVESTMENT SVC	MINNEAPOLIS	MN	8,029,115.635	10.98%
	Y	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	446,859.561	47.92%
	Y	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	53,581.536	5.75%
IVY SECURIAN REAL ESTATE SECURITIES FUND	ALL	MINNESOTA LIFE INSURANCE CO	SAINT PAUL	MN	2,809,680.364	19.89%
	R	MID ATLANTIC TRUST	PITTSBURGH	PA	6,704.776	34.89%
	N	EDWARD JONES	SAINT LOUIS	MO	18,901.538	82.57%
	B	FIRST CLEARING LLC	ST LOUIS	MO	3,139.482	12.31%
	B	RAYMOND JAMES & ASSOCIATES	ST PETERSBURG	FL	1,346.853	5.28%
	B	ROBERT C MCALLISTER & EUGENIE MCALLISTER	CINNCINATI	OH	3,021.101	11.85%
	C	FIRST CLEARING LLC	ST LOUIS	MO	15,370.090	13.05%
	R	STATE STREET BANK TR	BOSTON	MA	2,663.137	13.86%
	R	MG TRUST COMPANY CUST	DENVER	CO	3,462.813	18.02%
	R	FRONTIER TRUSTCO	PORTLAND	OR	5,103.549	26.55%
	Y	MINNESOTA LIFE INSURANCE CO	SAINT PAUL	MN	2,809,680.364	98.04%
	N	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	3,073.953	13.43%

IVY SMALL CAP CORE FUND	ALL	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	2,783,125.545	8.48%
	ALL	AMERICAN ENTERPRISE INVESTMENT SVC	MINNEAPOLIS	MN	3,032,993.249	9.24%
	R	VOYA INSTITUTIONAL TRUST COMPANY	WINDSOR	CT	253,360.821	25.09%
	N	EDWARD JONES	SAINT LOUIS	MO	1,222,151.633	38.67%
	N	IVY WILSHIRE	SHAWNEE MISSION	KS	538,234.379	17.03%
	B	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	2,400.385	8.20%
	B	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	1,941.474	6.64%
	B	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	2,210.972	7.56%
	B	MORGAN STANLEY SMITH BARNEY LLC	NY	NY	4,095.908	14.00%
	B	LPL FINANCIAL	SAN DIEGO	CA	4,717.736	16.12%
	B	CHARLES & KAREN MAGID	LEXINGTON	MA	1,769.525	6.05%
	C	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	84,180.188	6.27%
	C	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	92,025.798	6.85%
	C	UBS FINANCIAL SERVICES INC	JERSEY CITY	NJ	98,109.522	7.30%
	C	FIRST CLEARING LLC	ST LOUIS	MO	128,835.304	9.59%
	C	AMERICAN ENTERPRISE INVESTMENT SVC	MINNEAPOLIS	MN	173,043.484	12.88%
	C	RAYMOND JAMES & ASSOCIATES	ST PETERSBURG	FL	91,445.586	6.81%
	I	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	2,298,829.525	12.00%
	I	AMERICAN ENTERPRISE INVESTMENT SVC	MINNEAPOLIS	MN	2,640,046.721	13.79%
	R	SAMMONS FINANCIAL NETWORK LLC	W DES MOINES	IA	601,927.322	59.61%
	Y	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	31,305.882	7.23%
	Y	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	83,713.465	19.33%
	Y	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	42,882.911	9.90%
	Y	MINNESOTA LIFE INSURANCE CO	SAINT PAUL	MN	49,051.277	11.33%

	Y	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	56,725.487	13.10%
	Y	AMERITRADE INC	OMAHA	NE	22,552.785	5.21%
	Y	MG TRUST COMPANY CUST	DENVER	CO	52,770.833	12.19%
	N	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	200,700.563	6.35%
	N	RELIANCE TRUST COMPANY	ATLANTA	GA	314,356.646	9.95%
	N	JOHN HANCOCK	VARIOUS	--	333,132.164	10.54%
IVY SMALL CAP GROWTH FUND	ALL	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	7,984,228.005	6.58%
	R	VOYA INSTITUTIONAL TRUST COMPANY	WINDSOR	CT	1,249,845.142	37.72%
	R	MASSACHUSETTS MUTUAL LIFE	SPRINGFIELD	MA	230,901.871	6.97%
	Y	MASSACHUSETTS MUTUAL LIFE	SPRINGFIELD	MA	387,866.164	8.18%
	Y	LISI COMPANIES	TORRANCE	CA	312,861.513	6.60%
	N	EDWARD JONES	SAINT LOUIS	MO	468,319.813	5.82%
	N	NEW HORIZONS BAKING 401K	PHOENIX	AZ	555,378.860	6.90%
	B	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	17,505.089	9.70%
	B	FIRST CLEARING LLC	ST LOUIS	MO	15,453.683	8.56%
	B	LPL FINANCIAL	SAN DIEGO	CA	12,731.199	7.05%
	C	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	254,423.209	5.43%
	C	FIRST CLEARING LLC	ST LOUIS	MO	482,141.555	10.29%
	C	MORGAN STANLEY SMITH BARNEY LLC	NY	NY	243,596.359	5.20%
	C	AMERICAN ENTERPRISE INVESTMENT SVC	MINNEAPOLIS	MN	240,424.247	5.13%
	C	RAYMOND JAMES & ASSOCIATES	ST PETERSBURG	FL	442,299.536	9.44%
	C	LPL FINANCIAL	SAN DIEGO	CA	323,674.286	6.91%
	I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	2,671,374.140	6.73%
	I	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	4,542,541.411	11.45%
	R	SAMMONS FINANCIAL NETWORK LLC	W DES MOINES	IA	855,894.689	25.83%
	R	RELIANCE TRUST COMPANY	ATLANTA	GA	197,664.322	5.96%
	Y	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	344,870.201	7.27%
	Y	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	647,986.121	13.67%

	Y	RELIANCE TRUST COMPANY	ATLANTA	GA	876,396.342	18.48%
	Y	JOHN HANCOCK TRUST COMPANY LLC	WESTWOOD	MA	882,438.566	18.61%
	N	GWFS EQUITIES INC	GREENWOOD VILLAGE	CO	466,516.094	5.79%
	N	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	1,694,355.207	21.04%
	N	ARENT FOX 401K PLAN	WASHINGTON	DC	773,803.836	9.61%
	N	KEYBANK NA	CLEVELAND	OH	434,899.065	5.40%
IVY VALUE FUND	ALL	IVY WILSHIRE	SHAWNEE MISSION	KS	4,663,472.353	8.95%
	ALL	AMERICAN ENTERPRISE INVESTMENT SVC	MINNEAPOLIS	MN	11,013,576.157	21.13%
	B	TROY GAINES	NEWPORT NEWS	VA	1,690.298	5.12%
	Y	MID ATLANTIC TRUST	PITTSBURGH	PA	467.704	11.37%
	N	IVY WILSHIRE	SHAWNEE MISSION	KS	4,663,472.353	84.60%
	B	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	2,681.910	8.12%
	B	NATIONAL FINANCIAL SVCS CORP	BOSTON	MA	1,852.014	5.61%
	B	FIRST CLEARING LLC	ST LOUIS	MO	2,614.293	7.91%
	B	RAYMOND JAMES & ASSOCIATES	ST PETERSBURG	FL	6,544.568	19.81%
	B	STIFEL NICOLAUS & CO INC	ST LOUIS	MO	1,889.512	5.72%
	C	FIRST CLEARING LLC	ST LOUIS	MO	38,528.717	10.73%
	C	RAYMOND JAMES & ASSOCIATES	ST PETERSBURG	FL	84,119.135	23.43%
	C	LPL FINANCIAL	SAN DIEGO	CA	30,044.397	8.37%
	I	AMERICAN ENTERPRISE INVESTMENT SVC	MINNEAPOLIS	MN	10,948,459.091	33.63%
	R	IVY FUNDS DISTRIBUTOR	MISSION	KS	13,915.094	98.74%
	Y	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	1,555.802	37.81%
	Y	MG TRUST COMPANY CUST	DENVER	CO	1,950.872	47.41%
	N	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	382,089.202	6.93%
IVY WILSHIRE GLOBAL ALLOCATION FUND	N	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5,579.827	16.29%
	N	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	28,669.725	83.71%

InvestEd Portfolios
FUND NAME	CLASS	SHAREHOLDER	CITY	STATE	% OF CLASS
INVESTED 90 PORTFOLIO	ALL	ARIZONA STATE BOARD OF INVESTMENT IN ITS CAPACITY AS TRUSTEE OF THE FAMILY COLLEGE SAVINGS PROGRAM TRUST FUND	PHOENIX	AZ	100.00%
INVESTED 80 PORTFOLIO	ALL	ARIZONA STATE BOARD OF INVESTMENT IN ITS CAPACITY AS TRUSTEE OF THE FAMILY COLLEGE SAVINGS PROGRAM TRUST FUND	PHOENIX	AZ	100.00%
INVESTED 70 PORTFOLIO	ALL	ARIZONA STATE BOARD OF INVESTMENT IN ITS CAPACITY AS TRUSTEE OF THE FAMILY COLLEGE SAVINGS PROGRAM TRUST FUND	PHOENIX	AZ	100.00%
INVESTED 60 PORTFOLIO	ALL	ARIZONA STATE BOARD OF INVESTMENT IN ITS CAPACITY AS TRUSTEE OF THE FAMILY COLLEGE SAVINGS PROGRAM TRUST FUND	PHOENIX	AZ	100.00%
INVESTED 50 PORTFOLIO	ALL	ARIZONA STATE BOARD OF INVESTMENT IN ITS CAPACITY AS TRUSTEE OF THE FAMILY COLLEGE SAVINGS PROGRAM TRUST FUND	PHOENIX	AZ	100.00%
INVESTED 40 PORTFOLIO	ALL	ARIZONA STATE BOARD OF INVESTMENT IN ITS CAPACITY AS TRUSTEE OF THE FAMILY COLLEGE SAVINGS PROGRAM TRUST FUND	PHOENIX	AZ	100.00%
INVESTED 30 PORTFOLIO	ALL	ARIZONA STATE BOARD OF INVESTMENT IN ITS CAPACITY AS TRUSTEE OF THE FAMILY COLLEGE SAVINGS	PHOENIX	AZ	100.00%

		PROGRAM TRUST FUND
INVESTED 20 PORTFOLIO	ALL	ARIZONA STATE BOARD OF INVESTMENT IN ITS CAPACITY AS TRUSTEE OF THE FAMILY COLLEGE SAVINGS PROGRAM TRUST FUND	PHOENIX	AZ	100.00%
INVESTED 10 PORTFOLIO	ALL	ARIZONA STATE BOARD OF INVESTMENT IN ITS CAPACITY AS TRUSTEE OF THE FAMILY COLLEGE SAVINGS PROGRAM TRUST FUND	PHOENIX	AZ	100.00%
INVESTED 0 PORTFOLIO	ALL	ARIZONA STATE BOARD OF INVESTMENT IN ITS CAPACITY AS TRUSTEE OF THE FAMILY COLLEGE SAVINGS PROGRAM TRUST FUND	PHOENIX	AZ	100.00%

Ivy Variable Insurance Portfolios

FUND NAME	CLASS	SHAREHOLDER	CITY	STATE	TOTAL SHARES OWNED	% OF CLASS
IVY VIP ASSET STRATEGY	ALL	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	29,471,823.416	40.21%
	I	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	35,001.693	94.85%
	I	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	1,900.104	5.15%
	II	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	29,471,823.416	40.23%
	II	MINNESOTA LIFE INSURANCE CO	SAINT PAUL	MN	15,600,576.263	21.30%
	II	OHIO NATIONAL LIFE INSURANCE CO	CINCINNATI	OH	13,472,713.462	18.39%
IVY VIP BALANCED	II	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	8,954,573.731	22.68%
	II	MINNESOTA LIFE INSURANCE CO	SAINT PAUL	MN	25,308,898.715	64.10%
	II	UNITED INVESTORS LIFE	BIRMINGHAM	AL	2,775,221.922	7.03%
IVY VIP CORE EQUITY	II	BANK OF NEW YORK-MELLON	MISSION	KS	5,369,494.835	10.46%
	II	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	11,684,647.778	22.77%
	II	MINNESOTA LIFE INSURANCE CO	SAINT PAUL	MN	8,358,351.576	16.29%
	II	WADDELL & REED INC	MISSION	KS	11,715,516.138	11.42%

	II	UNITED INVESTORS LIFE	BIRMINGHAM	AL	9,031,382.376	17.60%
IVY VIP CORPORATE BOND	II	BANK OF NEW YORK-MELLON	MISSION	KS	19,832,443.556	17.52%
	II	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	12,565,035.016	11.10%
	II	MINNESOTA LIFE INSURANCE CO	SAINT PAUL	MN	20,714,254.481	18.30%
	II	WADDELL & REED INC	MISSION	KS	43,033,644.568	12.67%
IVY VIP ENERGY	ALL	PACIFIC LIFE	NEWPORT BEACH	CA	7,724,340.374	44.11%
	I	IVY INVESTMENT MANAGEMENT COMPANY	MISSION	KS	44,326.774	52.11%
	I	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	40,734.234	47.89%
	II	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	3,267,527.789	18.75%
	II	MINNESOTA LIFE INSURANCE CO	SAINT PAUL	MN	1,412,392.235	8.10%
	II	PACIFIC LIFE	NEWPORT BEACH	CA	7,724,340.374	44.32%
	II	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	2,902,801.265	16.66%
IVY VIP GLOBAL BOND	II	JEFFERSON NATIONAL	LOUISVILLE	KY	271,158.350	6.94%
	II	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	1,310,358.167	33.54%
	II	MINNESOTA LIFE INSURANCE CO	SAINT PAUL	MN	1,112,570.658	28.48%
	II	GUARDIAN INSURANCE & ANNUITY	BETHLEHEM	PA	954,812.574	24.44%
	II	MIDLAND NATIONAL LIFE INSURANCE	WEST DES MOINES	IA	198,581.608	5.08%
IVY VIP GLOBAL EQUITY INCOME	ALL	WADDELL & REED INC	MISSION	KS	14,818,622.185	28.29%
	II	BANK OF NEW YORK-MELLON	MISSION	KS	10,541,702.857	20.12%
	II	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	4,705,984.438	8.98%
	II	MINNESOTA LIFE INSURANCE CO	SAINT PAUL	MN	2,894,141.362	5.52%
	II	WADDELL & REED INC	MISSION	KS	24,585,421.809	23.46%
IVY VIP GLOBAL GROWTH	II	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	10,360,861.895	28.58%
	II	MINNESOTA LIFE INSURANCE CO	SAINT PAUL	MN	16,554,924.620	45.66%
	II	UNITED INVESTORS LIFE	BIRMINGHAM	AL	7,681,032.099	21.19%
IVY VIP GOVERNMENT MONEY MARKET	II	BANK OF NEW YORK-MELLON	MISSION	KS	13,830,197.480	14.41%
	II	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	32,383,813.940	33.75%
	II	MINNESOTA LIFE INSURANCE CO	SAINT PAUL	MN	12,225,952.820	12.74%
	II	WADDELL & REED INC	MISSION	KS	18,641,258.400	9.71%

	II	UNITED INVESTORS LIFE	BIRMINGHAM	AL	5,047,015.790	5.26%
IVY VIP GROWTH	II	BANK OF NEW YORK-MELLON	MISSION	KS	7,361,167.780	10.43%
	II	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	18,178,112.728	25.75%
	II	MINNESOTA LIFE INSURANCE CO	SAINT PAUL	MN	5,602,940.417	7.94%
	II	WADDELL & REED INC	MISSION	KS	16,053,428.671	11.37%
	II	UNITED INVESTORS LIFE	BIRMINGHAM	AL	15,650,198.973	22.17%
IVY VIP HIGH INCOME	ALL	AXA EQUITABLE LIFE INSURANCECOMPANY	JERSEY CITY	NJ	133,904,872.532	51.69%
	I	BANK OF NEW YORK-MELLON	MISSION	KS	1,541,769.152	25.95%
	I	WADDELL & REED INC	MISSION	KS	3,554,534.154	14.96%
	I	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	419,365.366	7.06%
	II	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	58,153,785.872	22.98%
	II	MINNESOTA LIFE INSURANCE CO	SAINT PAUL	MN	26,234,899.940	10.37%
	II	AXA EQUITABLE LIFE INSURANCECOMPANY	JERSEY CITY	NJ	133,904,872.532	52.90%
IVY VIP INTERNATIONAL CORE EQUITY	II	BANK OF NEW YORK-MELLON	MISSION	KS	4,784,127.565	12.04%
	II	MINNESOTA LIFE INSURANCE CO	SAINT PAUL	MN	17,889,923.584	45.01%
	II	WADDELL & REED INC	MISSION	KS	11,157,003.006	14.04%
IVY VIP LIMITED-TERM BOND	II	BANK OF NEW YORK-MELLON	MISSION	KS	20,777,262.936	24.20%
	II	MINNESOTA LIFE INSURANCE CO	SAINT PAUL	MN	8,547,882.655	9.96%
	II	WADDELL & REED INC	MISSION	KS	47,900,854.825	13.95%
IVY VIP MID CAP GROWTH	ALL	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	15,987,746.645	40.66%
	I	BANK OF NEW YORK-MELLON	MISSION	KS	3,494,616.977	25.05%
	I	WADDELL & REED INC	MISSION	KS	8,391,288.320	20.05%
	II	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	15,987,746.645	63.02%
	II	MINNESOTA LIFE INSURANCE CO	SAINT PAUL	MN	5,363,284.538	21.14%
	II	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	1,450,709.761	5.72%
IVY VIP NATURAL RESOURCES	II	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	3,278,097.680	14.46%
	II	MINNESOTA LIFE INSURANCE CO	SAINT PAUL	MN	9,775,784.439	43.12%
	II	AXA EQUITABLE LIFE INSURANCECOMPANY	JERSEY CITY	NJ	1,408,838.746	6.21%
	II	OHIO NATIONAL LIFE INSURANCE CO	CINCINNATI	OH	7,329,900.801	32.33%
IVY VIP PATHFINDER AGGRESSIVE	II	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	8,368,999.976	60.58%

	II	MINNESOTA LIFE INSURANCE CO	SAINT PAUL	MN	5,132,458.645	37.15%
IVY VIP PATHFINDER CONSERVATIVE	II	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	15,756,093.200	74.91%
	II	MINNESOTA LIFE INSURANCE CO	SAINT PAUL	MN	5,207,039.744	24.76%
IVY VIP PATHFINDER MODERATELY AGGRESSIVE	II	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	111,793,172.012	72.51%
	II	MINNESOTA LIFE INSURANCE CO	SAINT PAUL	MN	40,676,764.964	26.38%
IVY VIP PATHFINDER MODERATELY CONSERVATIVE	II	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	27,269,193.712	73.56%
	II	MINNESOTA LIFE INSURANCE CO	SAINT PAUL	MN	9,653,900.434	26.04%
IVY VIP PATHFINDER MODERATE – MANAGED VOLATILITY FUND	II	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	41,449,233.507	32.80%
	II	MINNESOTA LIFE INSURANCE CO	SAINT PAUL	MN	84,882,564.740	67.16%
IVY VIP PATHFINDER MODERATE	II	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	95,079,605.899	74.55%
	II	MINNESOTA LIFE INSURANCE CO	SAINT PAUL	MN	31,369,851.403	24.60%
IVY VIP PATHFINDER MODERATELY AGGRESSIVE – MANAGED VOLATILITY	II	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	1,815,930.390	10.32%
	II	MINNESOTA LIFE INSURANCE CO	SAINT PAUL	MN	15,715,702.831	89.28%
IVY VIP PATHFINDER MODERATELY CONSERVATIVE – MANAGED VOLATILITY	II	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	8,555,821.948	56.30%
	II	MINNESOTA LIFE INSURANCE CO	SAINT PAUL	MN	6,641,554.538	43.70%
IVY VIP SCIENCE AND TECHNOLOGY	I	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	58,370.524	100.00%
	II	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	5,404,024.140	28.65%
	II	MINNESOTA LIFE INSURANCE CO	SAINT PAUL	MN	3,809,880.240	20.20%
	II	OHIO NATIONAL LIFE INSURANCE CO	CINCINNATI	OH	3,557,705.571	18.86%
	II	UNITED INVESTORS LIFE	BIRMINGHAM	AL	3,190,139.820	16.92%
	II	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	1,332,627.232	7.07%

IVY VIP SECURIAN REAL ESTATE SECURITIES	II	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	3,108,927.982	69.68%
	II	MINNESOTA LIFE INSURANCE CO	SAINT PAUL	MN	1,143,788.138	25.64%
IVY VIP SMALL CAP CORE	II	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	1,203,795.985	9.11%
	II	MINNESOTA LIFE INSURANCE CO	SAINT PAUL	MN	9,355,027.942	70.79%
	II	MIDLAND NATIONAL LIFE INSURANCE	WEST DES MOINES	IA	887,168.502	6.71%
IVY VIP SMALL CAP GROWTH	ALL	AXA EQUITABLE LIFE INSURANCECOMPANY	JERSEY CITY	NJ	9,994,262.498	26.00%
	I	BANK OF NEW YORK-MELLON	MISSION	KS	1,221,579.498	25.33%
	I	WADDELL & REED INC	MISSION	KS	2,971,516.853	20.54%
	II	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	8,421,592.317	25.06%
	II	MINNESOTA LIFE INSURANCE CO	SAINT PAUL	MN	6,974,633.360	20.75%
	II	AXA EQUITABLE LIFE INSURANCECOMPANY	JERSEY CITY	NJ	9,994,262.498	29.73%
	II	UNITED INVESTORS LIFE	BIRMINGHAM	AL	5,419,969.778	16.12%
IVY VIP VALUE	II	BANK OF NEW YORK-MELLON	MISSION	KS	10,989,837.949	15.11%
	II	NATIONWIDE INVESTMENT SVCS CORP	COLUMBUS	OH	8,218,576.278	11.30%
	II	MINNESOTA LIFE INSURANCE CO	SAINT PAUL	MN	20,555,138.823	28.27%
	II	WADDELL & REED INC	MISSION	KS	23,776,484.339	16.35%

APPENDIX G
TRUSTEE COMPENSATION

The following tables set forth the aggregate compensation, including deferred compensation amounts, paid to each Current Trustee by each Trust during its most recently completed fiscal year. No pension or retirement benefits have been accrued as a part of the Trust’s expenses. Mr. Sanders, as an Interested Trustee, does not receive any compensation from any of the Trusts.  The Trustee nominees did not serve as a Trustee of any Trust during the most recently completed fiscal year and therefore did not receive any compensation from the Trusts.
Aggregate Compensation for the Fiscal Year Ended March 31, 2020
Current Independent Trustees	Aggregate Compensation from the Ivy Funds	Total Compensation from the Fund Complex
James M. Concannon	$219,296	$261,250
H. Jeffrey Dobbs	215,045	256,264
James D. Gressett	232,920	277,500
Joseph Harroz, Jr.	326,924	388,750
Glendon E. Johnson, Jr.	243,400	290,000
Sandra A. J. Lawrence	219,237	261,264
Frank J. Ross, Jr.	255,990	305,000
Michael G. Smith	251,798	300,000
Edward M. Tighe*	251,798	300,000

Of the total compensation from the Fund Complex listed above, the following amounts have been deferred:

James M. Concannon	$ 132,500
H. Jeffrey Dobbs	0
James D. Gressett	37,500
Joseph Harroz, Jr.	38,875
Glendon E. Johnson, Jr.	0
Sandra A. J. Lawrence	0
Frank J. Ross, Jr.	0
Michael G. Smith	113,125
Edward M. Tighe*	120,500

Aggregate Compensation for the Fiscal Year Ended June 30, 2020

Current Independent Trustees	Aggregate Compensation from Ivy Funds	Total Compensation from the Fund Complex
James M. Concannon	$257,800	$307,500
H. Jeffrey Dobbs	251,518	300,000
James D. Gressett	243,148	290,000
Joseph Harroz, Jr.	322,801	385,000
Glendon E. Johnson, Jr.	243,149	290,000
Sandra A. J. Lawrence	255,709	305,000
Frank J. Ross, Jr.	255,725	305,000
Michael G. Smith	251,533	300,000
Edward M. Tighe*	251,533	300,000

Of the total compensation from the Fund Complex listed above, the following amounts have been deferred:

James M. Concannon	$170,000
H. Jeffrey Dobbs	0

James D. Gressett	50,000
Joseph Harroz, Jr.	38,500
Glendon E. Johnson, Jr.	0
Sandra A. J. Lawrence	0
Frank J. Ross, Jr.	0
Michael G. Smith	76,250
Edward M. Tighe*	91,000

Aggregate Compensation for the Fiscal Year Ended September 30, 2020
Current Independent Trustees	Aggregate Compensation from the Ivy Funds	Total Compensation from the Fund Complex
James M. Concannon	$269,284	$321,250
H. Jeffrey Dobbs	259,855	310,000
James D. Gressett	243,093	290,000
Joseph Harroz, Jr.	322,725	385,000
Glendon E. Johnson, Jr.	243,093	290,000
Sandra A. J. Lawrence	264,047	315,000
Frank J. Ross, Jr.	255,666	305,000
Michael G. Smith	251,474	300,000
Edward M. Tighe*	251,474	300,000

Of the total compensation from the Fund Complex listed above, the following amounts have been deferred:

James M. Concannon	$175,000
H. Jeffrey Dobbs	0
James D. Gressett	50,000
Joseph Harroz, Jr.	38,500
Glendon E. Johnson, Jr.	0
Sandra A. J. Lawrence	0
Frank J. Ross, Jr.	0
Michael G. Smith	39,375
Edward M. Tighe*	61,500

Aggregate Compensation for the Fiscal Year Ended December 31, 2019

Current Independent Trustees	Aggregate Compensation from Ivy VIP	Aggregate Compensation from InvestEd	Total Compensation from the Fund Complex
James M. Concannon	$43,172	$1,835	$280,750
H. Jeffrey Dobbs	27,869	1,186	181,264
James D. Gressett	45,387	1,923	295,000
Joseph Harroz, Jr.	59,126	2,511	384,500
Glendon E. Johnson, Jr.	44,138	1,876	287,000
Sandra A. J. Lawrence	27,869	1,186	181,264
Frank J. Ross, Jr.	46,913	1,991	305,000
Michael G. Smith	44,899	1,909	292,000
Edward M. Tighe*	44,899	1,909	292,000

Of the total compensation from the Fund Complex listed above, the following amounts have been deferred:

James M. Concannon	$160,000
H. Jeffrey Dobbs	0
James D. Gressett	50,000

Joseph Harroz, Jr.	39,250
Glendon E. Johnson, Jr.	0
Sandra A. J. Lawrence	0
Frank J. Ross, Jr.	0
Michael G. Smith	150,000
Edward M. Tighe*	150,000

*Effective January 1, 2021, Mr. Tighe no longer serves as a Trustee of the Trusts.

On April 1, 2010, each of the then-existing series of the Ivy Funds became the successor either to one of the series of Ivy Funds, Inc., organized as a Maryland corporation on January 29, 1992, or to one of the series of Ivy Funds, organized as a Massachusetts business trust on December 21, 1983 (collectively, the “Predecessor Funds”). The board of directors of the Predecessor Funds created an honorary position of Director Emeritus, whereby a director of the Predecessor Funds who attained the age of 75 was required to resign his or her position as director and, unless he or she elected otherwise, to serve as a Director Emeritus, provided the director had served on the board of the Predecessor Funds (or predecessor entity) for at least five years, which need not have been consecutive. A Director Emeritus had no authority or responsibility with respect to the management of the Funds, but did receive fees in recognition of his or her past services, whether or not services were rendered in his or her capacity as Director Emeritus. The Board has eliminated the plan for present and future Board members.

Under the Predecessor Board’s plan, a Director Emeritus received an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a director of the Predecessor Funds. Messrs. William T. Morgan and Paul S. Wise retired as Directors of the Ivy Funds, and both served as Director Emeritus, until their passing in December 2019 and October 2019, respectively.

The following table shows the fees paid to each Director Emeritus, and the portion of that fee paid by the Trust, for the fiscal year ended March 31, 2020.
Director Emeritus	Total Compensation from the Trust	Total Compensation from the Fund Complex[1]
William T. Morgan	$37,572	$43,500
Paul S. Wise	32,535	36,000

[1]
The fees paid to each Trustee or Director Emeritus are allocated among the Ivy Funds that were in existence at the time the Trustee or Director elected Emeritus status, based on each Fund’s net assets at that time.

Similarly, the board of the Waddell & Reed Advisors Funds, legacy funds, which merged into Ivy Funds in October 2017 (“WRA Funds”), created an honorary emeritus position for former trustees of those funds (a "WRA Funds Trustee Emeritus"). Under that plan, an incumbent trustee who had attained the age of 70 could elect to serve as a Trustee Emeritus. Alternatively, if a trustee was initially elected on or after May 31, 1993 to the board of the WRA Funds or to the board of trustees of either Ivy VIP or InvestEd Portfolios (each, an “Other Trust”), or as a director of a fund to which the WRA Funds or another Trust was the successor, and had attained the age of 78, such trustee was required to resign his or her position as trustee and, unless he or she elected otherwise, serve as Trustee Emeritus. In either case, that trustee must have served as a trustee or director of the WRA Funds or an Other Trust for at least five years, which need not have been consecutive. A WRA Funds Trustee Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her Emeritus capacity, but he or she has no authority or responsibility with respect to the management of the Trust. The board of the WRA Funds combined with the Board of the Ivy Funds in 2017; therefore, the only Trustees on the Board of the Ivy Funds who are currently eligible for the position of WRA Funds Trustee Emeritus are those Trustees who were trustees of the WRA Funds on December 31, 2016.

A WRA Funds Trustee Emeritus receives an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a trustee or director. If a WRA Funds Trustee Emeritus was initially elected as a trustee or director to the board of the WRA Funds or an Other Trust before May 31, 1993, such annual fee is payable as long as the trustee or director holds WRA Funds Trustee Emeritus status, which may be for the remainder of his or her lifetime. However, if a WRA Funds Trustee Emeritus was initially elected as a trustee or director to the board of the WRA Funds or an Other Trust on or after May 31, 1993, such WRA Funds Trustee Emeritus receives such annual fee only for a period of three years commencing upon the date the Trustee or Director began his or her emeritus service, or in an equivalent lump sum. A Trustee who takes the position of WRA Funds Trustee Emeritus after January 1, 2017, will only receive an annual fee in an amount equal to the annual retainer he or she received in 2016.

Each of Messrs. Jarold W. Boettcher, John A. Dillingham, Albert W. Herman and Frederick Vogel III serves as a WRA Funds Trustee Emeritus. Mr. Vogel initially was elected to a board of directors of a fund in the Fund Complex before May 31, 1993, and therefore receives an amount equal to the annual retainer he was receiving at the time he resigned as a Director for as long as he holds WRA Funds Trustee Emeritus status, which may be for the remainder of his lifetime. Each of the other WRA Funds Trustee Emeritus initially were elected after May 31, 1993, and each therefore receives an amount equal to the annual retainer he was receiving at the time he resigned as a trustee for three years commencing upon the date he became a WRA Funds Trustee Emeritus. Each of Messrs. William T. Morgan and Paul S. Wise also served as WRA Funds Trustee Emeritus until their passing in December 2019 and October 2019, respectively.

The fees paid to each WRA Funds Trustee Emeritus are allocated among the funds that were in existence at the time the WRA Funds Trustee Emeritus was elected to that status, based on each fund’s net assets at that time. As a result of transactions by which certain Ivy Funds assumed the assets and liabilities of corresponding predecessor WRA Funds, such payments are the responsibility of the corresponding successor Funds.

The following table shows the total fees paid, as well as the portion of those fees paid by the Trust to the current WRA Funds Trustee Emeritus, for the fiscal year ended March 31, 2020:
Director Emeritus	Total Compensation from the Trust	Total Compensation from the Fund Complex
Jarold W. Boettcher	$167,836	$200,000
John A. Dillingham	142,008	170,000
Albert W. Herman	85,759	127,500
William T. Morgan	37,572	43,500
Frederick Vogel III	60,440	78,500
Paul S. Wise	32,535	36,000

APPENDIX H

Form of Proposed New Investment Advisory Agreement

INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT, made by and between [•], a [•] statutory trust (the “Trust”), on behalf of each series of shares of beneficial interest of the Trust that is listed on Exhibit A to this Agreement, as that Exhibit may be amended from time to time (each such series of shares is hereinafter referred to as a “Fund” and, together with other series of shares listed on such Exhibit, the “Funds”), and DELAWARE MANAGEMENT COMPANY, a series of Macquarie Investment Management Business Trust, a Delaware statutory trust (the “Investment Manager”).

WITNESSETH:

WHEREAS, the Trust has been organized and operates as an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, each Fund engages in the business of investing and reinvesting its assets in securities;

WHEREAS, the Investment Manager is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as an investment adviser and engages in the business of providing investment management services; and

WHEREAS, the Trust, on behalf of each Fund, and the Investment Manager desire to enter into this Agreement so that the Investment Manager may provide investment management services to each Fund.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1. The Trust hereby employs the Investment Manager to manage the investment and reinvestment of each Fund’s assets and to administer its affairs, subject to the direction of the Trust’s Board of Trustees and officers for the period and on the terms hereinafter set forth. The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Manager shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent of the Trust or the Funds. The Investment Manager shall regularly make decisions as to what securities and other instruments to purchase and sell on behalf of each Fund and shall effect the purchase and sale of such investments in furtherance of each Fund’s investment objectives and policies and shall furnish the Board of Trustees of the Trust with such information and reports regarding each Fund’s investments as the Investment Manager deems appropriate or as the Trustees of the Trust may reasonably request. Such decisions and services shall include exercising discretion regarding any voting rights, rights to consent to corporate actions and any other rights pertaining to each Fund’s investment securities.

2. The Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto, including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders’ and trustees’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal, auditing, fund accounting, and financial administration fees; taxes; federal and state registration fees; and other costs and expenses approved by the Board of Trustees. Trustees, officers and employees of the Investment Manager may be directors, trustees, officers and employees of any of the investment companies within the Delaware Investments family of funds (including the Trust). Trustees, officers and employees of the Investment Manager who are directors, trustees, officers and/or employees of these investment companies shall not receive any compensation from such companies for acting in such dual capacity.

In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Trust and Investment Manager may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between them.

3. (a) Subject to the primary objective of obtaining the best execution, the Investment Manager may place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers selected by the Investment Manager who provide statistical, factual and financial information and services to the Trust, to the Investment Manager, to any sub-adviser (as defined in Paragraph 5 hereof, a “Sub-Adviser”) or to any other fund or account for which the Investment Manager or any Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Trust or who sell shares of any other investment company (or series thereof) for which the Investment Manager or any Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of any investment companies or series thereof for which the Investment Manager or Sub-Adviser provides investment advisory services shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the rules of the Securities and Exchange Commission (the “SEC”) and Financial Industry Regulatory Authority, Inc. (“FINRA”) and does not take into account such broker/dealer’s promotion or sale of such shares.

(b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Investment Manager may cause a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Investment Manager has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager’s overall responsibilities with respect to the Trust and to other investment companies (or series thereof) and other advisory accounts for which the Investment Manager exercises investment discretion.

4. As compensation for the investment services to be rendered to a particular Fund by the Investment Manager under the provisions of this Agreement, the Trust shall pay monthly to the Investment Manager exclusively from that Fund’s assets, a fee based on the average daily net assets of that Fund during the month. Such fee shall be calculated in accordance with the fee schedule applicable to that Fund as set forth in Exhibit A hereto.

If this Agreement is terminated prior to the end of any calendar month with respect to a particular Fund, the management fee for such Fund shall be prorated for the portion of any month in which this Agreement is in effect with respect to such Fund according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 calendar days after the date of termination.

5. The Investment Manager may, at its expense, select and contract with one or more investment advisers registered under the Advisers Act (“Sub-Advisers”) to perform some or all of the services for a Fund for which it is responsible under this Agreement. The Investment Manager will compensate any Sub-Adviser for its services to the Fund. The Investment Manager may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Fund’s shareholders, if required, is obtained. The Investment Manager will continue to have responsibility for all advisory services furnished by any Sub-Adviser.

6. The services to be rendered by the Investment Manager to the Trust under the provisions of this Agreement are not to be deemed to be exclusive. The Investment Manager, its trustees, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust or to any other investment company, corporation, association, firm or individual, so long as the Investment Manager’s other activities do not impair its ability to render the services provided for in this Agreement.

7. It is understood and agreed that so long as the Investment Manager and/or its advisory affiliates shall continue to serve as the Trust’s investment adviser, other investment companies as may be sponsored or advised by the Investment Manager or its affiliates may have the right permanently to adopt and to use the words “Delaware,”

“Delaware Investments” or “Delaware Group” in their names and in the names of any series or class of shares of such funds.

8. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the Investment Manager to the Trust, the Investment Manager shall not be subject to liability to the Trust or to any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

9. (a) This Agreement shall be executed and become effective as of the date written below, and shall become effective with respect to a particular Fund as of the effective date set forth in Exhibit A for that Fund, only if approved by the vote of a majority of the outstanding voting securities of that Fund. It shall continue in effect for an initial period of two years for each Fund and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by the vote of a majority of the outstanding voting securities of that Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

(b) This Agreement (and Exhibit A hereto) may be amended without the approval of a majority of the outstanding voting securities of the Fund if the amendment relates solely to a management fee reduction or other change that is permitted or not prohibited under then current federal law, rule, regulation or SEC staff interpretation thereof to be made without shareholder approval. This Agreement may be amended from time to time pursuant to a written agreement executed by the Trust, on behalf of the applicable Fund, and the Investment Manager.

(c) This Agreement may be terminated as to any Fund by the Trust at any time, without the payment of a penalty, on sixty days’ written notice to the Investment Manager of the Trust’s intention to do so, pursuant to action by the Board of Trustees of the Trust or pursuant to the vote of a majority of the outstanding voting securities of the affected Fund. The Investment Manager may terminate this Agreement at any time, without the payment of a penalty, on sixty days’ written notice to the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Trust to pay to the Investment Manager the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

10. This Agreement shall extend to and bind the administrators, successors and permitted assigns of the parties hereto.

11. For the purposes of this Agreement, (i) the terms “vote of a majority of the outstanding voting securities”; “interested persons”; and “assignment” shall have the meaning ascribed to them in the 1940 Act, and (ii) references to the SEC and FINRA shall be deemed to include any successor regulators.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the [•] day of [•], [•].

DELAWARE MANAGEMENT COMPANY, a series of Macquarie Investment Management Business Trust

By:	/s/
Name:
Title:

[•],
on behalf of the Funds listed on Exhibit A

By:	/s/
Name:
Title:

EXHIBIT A

THIS EXHIBIT to the Investment Management Agreement between [•] and DELAWARE MANAGEMENT COMPANY, a series of Macquarie Investment Management Business Trust (the “Investment Manager”), entered into as of the [•] day of [•], [•] (the “Agreement”) lists the Funds for which the Investment Manager provides investment management services pursuant to this Agreement, along with the management fee rate schedule for each Fund and the date on which the Agreement became effective for each Fund.

Fund Name	Effective Date	Management Fee Schedule (as a percentage of average daily net assets) Annual Rate
Ivy Accumulative Fund	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.70% of net assets
		Over $1 billion and up to $2 billion	0.65% of net assets
		Over $2 billion and up to $3 billion	0.60% of net assets
		Over $3 billion	0.55% of net assets
Ivy Apollo Multi-Asset Income Fund	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.70% of net assets
		Over $1 billion and up to $2 billion	0.65% of net assets
		Over $2 billion and up to $3 billion	0.61% of net assets
		In excess of $3 billion	0.58% of net assets
Ivy Apollo Strategic Income Fund	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.68% of net assets
		Over $1 billion and up to $2 billion	0.62% of net assets
		Over $2 billion and up to $3 billion	0.58% of net assets
		In excess of $3 billion	0.57% of net assets
Ivy Asset Strategy Fund	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.70% of net assets
		Over $1 billion and up to $2 billion	0.65% of net assets
		Over $2 billion and up to $3 billion	0.60% of net assets
		Over $3 billion and up to $28 billion	0.55% of net assets
		Over $28 billion and up to $53 billion	0.545% of net assets
		In excess of $53 billion	0.54% of net assets
Ivy Balanced Fund	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.70% of net assets
		Over $1 billion and up to $2 billion	0.65% of net assets
		Over $2 billion and up to $3 billion	0.60% of net assets
		Over $3 billion and up to $5 billion	0.55% of net assets
		Over $5 billion and up to $10 billion	0.54% of net assets
		In excess of $10 billion	0.53% of net assets
Ivy California Municipal High Income Fund	[•][•],[•]	Net Assets	Fee
		Up to $500 million	0.525% of net assets
		Over $500 million and up to $1 billion	0.50% of net assets
		Over $1 billion and up to $1.5 billion	0.45% of net assets
		Over $1.5 billion and up to $5 billion	0.40% of net assets
		Over $5 billion and up to $10 billion	0.395% of net assets
		Over $10 billion and up to $15 billion	0.39% of net assets
		In excess of $15 billion	0.385% of net assets
Ivy Cash Management Fund	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.35% of net assets
		Over $1 billion	0.30% of net assets
Ivy Core Equity Fund	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.70% of net assets
		Over $1 billion and up to $2 billion	0.65% of net assets
		Over $2 billion and up to $3 billion	0.60% of net assets
		Over $3 billion and up to $5 billion	0.55% of net assets
		Over $5 billion and up to $6 billion	0.525% of net assets
		Over $6 billion and up to $10 billion	0.50% of net assets
		In excess of $10 billion	0.49% of net assets
Ivy Corporate Bond Fund	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.475% of net assets
		Over $1 billion and up to $1.5 billion	0.45% of net assets
		Over $1.5 billion	0.40% of net assets

Fund Name	Effective Date	Management Fee Schedule (as a percentage of average daily net assets) Annual Rate
Ivy Crossover Credit Fund	[•][•],[•]	Net Assets	Fee
		Up to $500 million	0.50% of net assets
		Over $500 million and up to $1 billion	0.45% of net assets
		Over $1 billion and up to $2.5 billion	0.425% of net assets
		Over $2.5 billion and up to $5 billion	0.40% of net assets
		In excess of $5 billion	0.375%
Ivy Emerging Markets Equity Fund	[•][•],[•]	Net Assets	Fee
		Up to $500 million	1.00% of net assets
		Over $500 million and up to $1 billion	0.85% of net assets
		Over $1 billion and up to $2 billion	0.83% of net assets
		Over $2 billion and up to $3 billion	0.80% of net assets
		Over $3 billion and up to $5 billion	0.76% of net assets
		Over $5 billion and up to $10 billion	0.755% of net assets
		In excess of $10 billion	0.75% of net assets
Ivy Energy Fund	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.85% of net assets
		Over $1 billion and up to $2 billion	0.83% of net assets
		Over $2 billion and up to $3 billion	0.80% of net assets
		Over $3 billion and up to $5 billion	0.76% of net assets
		Over $5 billion and up to $10 billion	0.75% of net assets
		In excess of $10 billion	0.74% of net assets
Ivy Global Bond Fund	[•][•],[•]	Net Assets	Fee
		Up to $500 million	0.625% of net assets
		Over $500 million and up to $1 billion	0.60% of net assets
		Over $1 billion and up to $1.5 billion	0.55% of net assets
		Over $1.5 billion and up to $5 billion	0.50% of net assets
		Over $5 billion and up to $10 billion	0.49% of net assets
		In excess of $10 billion	0.48% of net assets
Ivy Global Equity Income Fund	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.70% of net assets
		Over $1 billion and up to $2 billion	0.65% of net assets
		Over $2 billion and up to $3 billion	0.60% of net assets
		Over $3 billion and up to $5 billion	0.55% of net assets
		Over $5 billion and up to $10 billion	0.545% of net assets
		In excess of $10 billion	0.54% of net assets
Ivy Global Growth Fund	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.85% of net assets
		Over $1 billion and up to $2 billion	0.83% of net assets
		Over $2 billion and up to $3 billion	0.80% of net assets
		Over $3 billion and up to $5 billion	0.70% of net assets
		Over $5 billion and up to $10 billion	0.695% of net assets
		In excess of $10 billion	0.69% of net assets
Ivy Government Money Market Fund	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.35% of net assets
		In excess of $1 billion	0.30% of net assets
Ivy Government Securities Fund	[•][•],[•]	Net Assets	Fee
		Up to $500 million	0.50% of net assets
		Over $500 million and up to $1 billion	0.45% of net assets
		Over $1 billion and up to $1.5 billion	0.40% of net assets
		Over $1.5 billion	0.35% of net assets
Ivy High Income Fund	[•][•],[•]	Net Assets	Fee
		Up to $500 million	0.625% of net assets
		Over $500 million and up to $1 billion	0.60% of net assets
		Over $1 billion and up to $1.5 billion	0.55% of net assets
		Over $1.5 billion and up to $10 billion	0.50% of net assets
		Over $10 billion and up to $20 billion	0.49% of net assets
		In excess of $20 billion	0.48% of net assets
Ivy International Small Cap Fund	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	1.00% of net assets
		Over $1 billion and up to $2 billion	0.95% of net assets
		Over $2 billion and up to $5 billion	0.90% of net assets
		In excess of $5 billion	0.85% of net assets

Fund Name	Effective Date	Management Fee Schedule (as a percentage of average daily net assets) Annual Rate
Ivy International Core Equity Fund	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.85% of net assets
		Over $1 billion and up to $2 billion	0.83% of net assets
		Over $2 billion and up to $3 billion	0.80% of net assets
		Over $3 billion and up to $5 billion	0.70% of net assets
		Over $5 billion and up to $10 billion	0.69% of net assets
		In excess of $10 billion	0.68% of net assets
Ivy Large Cap Growth Fund	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.70% of net assets
		Over $1 billion and up to $2 billion	0.65% of net assets
		Over $2 billion and up to $3 billion	0.60% of net assets
		Over $3 billion and up to $5 billion	0.55% of net assets
		Over $5 billion and up to $10 billion	0.545% of net assets
		In excess of $10 billion	0.54% of net assets
Ivy LaSalle Global Real Estate Fund	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.95% of net assets
		Over $1 billion and up to $2 billion	0.92% of net assets
		Over $2 billion and up to $3 billion	0.87% of net assets
		Over $3 billion and up to $5 billion	0.84% of net assets
		Over $5 billion and up to $10 billion	0.82% of net assets
		In excess of $10 billion	0.80% of net assets
Ivy Limited-Term Bond Fund	[•][•],[•]	Net Assets	Fee
		Up to $500 million	0.50% of net assets
		Over $500 million and up to $1 billion	0.45% of net assets
		Over $1 billion and up to $1.5 billion	0.40% of net assets
		Over $1.5 billion and up to $5 billion	0.35% of net assets
		Over $5 billion and up to $10 billion	0.34% of net assets
		In excess of $10 billion	0.33% of net assets
Ivy Managed International Opportunities Fund	[•][•],[•]	A cash fee computed each day on the net assets of the Fund at the annual rate of 0.05% of net assets.
Ivy Mid Cap Growth Fund	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.85% of net assets
		Over $1 billion and up to $2 billion	0.83% of net assets
		Over $2 billion and up to $3 billion	0.80% of net assets
		Over $3 billion and up to $5 billion	0.76% of net assets
		Over $5 billion and up to $10 billion	0.73% of net assets
		Over $10 billion and up to $15 billion	0.70% of net assets
		In excess of $15 billion	0.67% of net assets
Ivy Mid Cap Income Opportunities Fund	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.85% of net assets
		Over $1 billion and up to $2 billion	0.83% of net assets
		Over $2 billion and up to $3 billion	0.80% of net assets
		Over $3 billion and up to $5 billion	0.76% of net assets
		Over $5 billion and up to $10 billion	0.73% of net assets
		Over $10 billion and up to $15 billion	0.70% of net assets
		In excess of $15 billion	0.67% of net assets
Ivy Municipal Bond Fund	[•][•],[•]	Net Assets	Fee
		Up to $500 million	0.525% of net assets
		Over $500 million and up to $1 billion	0.50% of net assets
		Over $1 billion and up to $1.5 billion	0.45% of net assets
		Over $1.5 billion and up to $5 billion	0.40% of net assets
		Over $5 billion and up to $10 billion	0.395% of net assets
		Over $10 billion and up to $15 billion	0.39% of net assets
		In excess of $15 billion	0.385% of net assets
Ivy Municipal High Income Fund	[•][•],[•]	Net Assets	Fee
		Up to $500 million	0.525% of net assets
		Over $500 million and up to $1 billion	0.50% of net assets
		Over $1 billion and up to $1.5 billion	0.45% of net assets
		Over $1.5 billion and up to $5 billion	0.40% of net assets
		Over $5 billion and up to $10 billion	0.395% of net assets
		Over $10 billion and up to $15 billion	0.39% of net assets
		In excess of $15 billion	0.385% of net assets

Fund Name	Effective Date	Management Fee Schedule (as a percentage of average daily net assets) Annual Rate
Ivy Natural Resources Fund	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.85% of net assets
		Over $1 billion and up to $2 billion	0.83% of net assets
		Over $2 billion and up to $3 billion	0.80% of net assets
		Over $3 billion and up to $5 billion	0.76% of net assets
		Over $5 billion and up to $10 billion	0.73% of net assets
		In excess of $10 billion	0.70% of net assets
Ivy Pictet Emerging Markets Local Currency Debt Fund	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.75% of net assets
		Over $1 billion and up to $2 billion	0.725% of net assets
		Over $2 billion and up to $5 billion	0.70% of net assets
		Over $5 billion and up to $10 billion	0.675% of net assets
		In excess of $10 billion	0.65% of net assets
Ivy Pictet Targeted Return Bond Fund	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.90% of net assets
		Over $1 billion and up to $2 billion	0.85% of net assets
		Over $2 billion and up to $5 billion	0.80% of net assets
		In excess of $5 billion	0.75% of net assets
Ivy PineBridge High Yield Fund	[•][•],[•]	Net Assets	Fee
		Up to $500 million	0.625% of net assets
		Over $500 million and up to $1 billion	0.60% of net assets
		Over $1 billion and up to $1.5 billion	0.55% of net assets
		Over $1.5 billion and up to $10 billion	0.50% of net assets
		Over $10 billion and up to $20 billion	0.49% of net assets
		Over $20 billion	0.48% of net assets
Ivy ProShares Interest Rate Hedged High Yield Index Fund	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.50% of net assets
		Over $1 billion and up to $2 billion	0.48% of net assets
		Over $2 billion and up to $5 billion	0.46% of net assets
		In excess of $5 billion	0.45% of net assets
Ivy ProShares MSCI ACWI Index Fund	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.45% of net assets
		Over $1 billion and up to $2 billion	0.43% of net assets
		Over $2 billion and up to $5 billion	0.41% of net assets
		In excess of $5 billion	0.40% of net assets
Ivy ProShares Russell 2000 Dividend Growers Index Fund	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.40% of net assets
		Over $1 billion and up to $2 billion	0.38% of net assets
		Over $2 billion and up to $5 billion	0.36% of net assets
		In excess of $5 billion	0.35% of net assets
Ivy ProShares S&P 500 Bond Index Fund	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.20% of net assets
		Over $1 billion and up to $2 billion	0.18% of net assets
		Over $2 billion and up to $5 billion	0.16% of net assets
		In excess of $5 billion	0.15% of net assets
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.35% of net assets
		Over $1 billion and up to $2 billion	0.33% of net assets
		Over $2 billion and up to $5 billion	0.31% of net assets
		In excess of $5 billion	0.30% of net assets
Ivy Pzena International Value Fund	[•][•],[•]	Net Assets	Fee
		Up to $500 million	1.00% of net assets
		Over $500 million and up to $1 billion	0.85% of net assets
		Over $1 billion and up to $2 billion	0.83% of net assets
		Over $2 billion and up to $3 billion	0.80% of net assets
		Over $3 billion and up to $5 billion	0.76% of net assets
		Over $5 billion and up to $10 billion	0.73% of net assets
		In excess of $10 billion	0.70% of net assets
Ivy Science and Technology Fund	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.85% of net assets
		Over $1 billion and up to $2 billion	0.83% of net assets
		Over $2 billion and up to $3 billion	0.80% of net assets
		Over $3 billion and up to $8 billion	0.76% of net assets
		Over $8 billion and up to $13 billion	0.755% of net assets
		In excess of $13 billion	0.75% of net assets

Fund Name	Effective Date	Management Fee Schedule (as a percentage of average daily net assets) Annual Rate
Ivy Securian Core Bond Fund	[•][•],[•]	Net Assets	Fee
		Up to $500 million	0.525% of net assets
		Over $500 million and up to $1 billion	0.50% of net assets
		Over $1 billion and up to $1.5 billion	0.45% of net assets
		Over $1.5 billion and up to $5 billion	0.40% of net assets
		Over $5 billion and up to $10 billion	0.395% of net assets
		In excess of $10 billion	0.39% of net assets
Ivy Securian Real Estate Securities Fund	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.90% of net assets
		Over $1 billion and up to $2 billion	0.87% of net assets
		Over $2 billion and up to $3 billion	0.84% of net assets
		Over $3 billion and up to $5 billion	0.80% of net assets
		Over $5 billion and up to $10 billion	0.76% of net assets
		In excess of $10 billion	0.72% of net assets
Ivy Small Cap Core Fund	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.85% of net assets
		Over $1 billion and up to $2 billion	0.83% of net assets
		Over $2 billion and up to $3 billion	0.80% of net assets
		Over $3 billion and up to $5 billion	0.76% of net assets
		Over $5 billion and up to $10 billion	0.73% of net assets
		In excess of $10 billion	0.72% of net assets
Ivy Small Cap Growth Fund	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.85% of net assets
		Over $1 billion and up to $2 billion	0.83% of net assets
		Over $2 billion and up to $3 billion	0.80% of net assets
		Over $3 billion and up to $5 billion	0.76% of net assets
		Over $5 billion and up to $10 billion	0.73% of net assets
		In excess of $10 billion	0.72% of net assets
Ivy Value Fund	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.70% of net assets
		Over $1 billion and up to $2 billion	0.65% of net assets
		Over $2 billion and up to $3 billion	0.60% of net assets
		Over $3 billion and up to $5 billion	0.55% of net assets
		Over $5 billion and up to $10 billion	0.545% of net assets
		In excess of $10 billion	0.54% of net assets
Ivy Wilshire Global Allocation Fund	[•][•],[•]	Predecessor Strategy
		Net Assets	Fee
		Up to $1 billion	0.70% of net assets
		Over $1 billion and up to $2 billion	0.65% of net assets
		Over $2 billion and up to $3 billion	0.60% of net assets
		Over $3 billion	0.55% of net assets

Successor Strategy

		Net Assets	Fee
		Up to $500 million	0.06% of net assets
		Over $500 million and up to $1 billion	0.05% of net assets
		Over $1 billion and up to $2 billion	0.04% of net assets
		Over $2 billion	0.03% of net assets
Ivy VIP Asset Strategy	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.70%
		Over $1 billion and up to $2 billion	0.65%
		Over $2 billion and up to $3 billion	0.60%
		Over $3 billion	0.55%
Ivy VIP Balanced	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.70%
		Over $1 billion and up to $2 billion	0.65%
		Over $2 billion and up to $3 billion	0.60%
		Over $3 billion	0.55%
Ivy VIP Core Equity	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.70%
		Over $1 billion and up to $2 billion	0.65%
		Over $2 billion and up to $3 billion	0.60%
		Over $3 billion	0.55%

Fund Name	Effective Date	Management Fee Schedule (as a percentage of average daily net assets) Annual Rate
Ivy VIP Corporate Bond	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.475%
		Over $1 billion and up to $1.5 billion	0.450%
		Over $1.5 billion	0.400%
Ivy VIP Energy	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.85%
		Over $1 billion and up to $2 billion	0.83%
		Over $2 billion and up to $3 billion	0.80%
		Over $3 billion	0.76%
Ivy VIP Global Bond	[•][•],[•]	Net Assets	Fee
		Up to $500 million	0.625%
		Over $500 million and up to $1 billion	0.600%
		Over $1 billion and up to $1.5 billion	0.550%
		Over $1.5 billion	0.500%
Ivy VIP Global Equity Income	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.70%
		Over $1 billion and up to $2 billion	0.65%
		Over $2 billion and up to $3 billion	0.60%
		Over $3 billion	0.55%
Ivy VIP Global Growth	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.85%
		Over $1 billion and up to $2 billion	0.83%
		Over $2 billion and up to $3 billion	0.80%
		Over $3 billion	0.76%
Ivy VIP Government Money Market	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.35%
		Over $1 billion	0.30%
Ivy VIP Growth	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.70%
		Over $1 billion and up to $2 billion	0.65%
		Over $2 billion and up to $3 billion	0.60%
		Over $3 billion	0.55%
Ivy VIP High Income	[•][•],[•]	Net Assets	Fee
		Up to $500 million	0.625%
		Over $500 million and up to $1 billion	0.600%
		Over $1 billion and up to $1.5 billion	0.550%
		Over $1.5 billion	0.500%
Ivy VIP Limited-Term Bond	[•][•],[•]	Net Assets	Fee
		Up to $500 million	0.50%
		Over $500 million and up to $1 billion	0.45%
		Over $1 billion and up to $1.5 billion	0.40%
		Over $1.5 billion	0.35%
Ivy VIP Mid Cap Growth	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.85%
		Over $1 billion and up to $2 billion	0.83%
		Over $2 billion and up to $3 billion	0.80%
		Over $3 billion	0.76%
Ivy VIP Science and Technology	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.85%
		Over $1 billion and up to $2 billion	0.83%
		Over $2 billion and up to $3 billion	0.80%
		Over $3 billion	0.76%
Ivy VIP Small Cap Growth	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.85%
		Over $1 billion and up to $2 billion	0.83%
		Over $2 billion and up to $3 billion	0.80%
		Over $3 billion	0.76%
Ivy VIP Value	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.70%
		Over $1 billion and up to $2 billion	0.65%
		Over $2 billion and up to $3 billion	0.60%
		Over $3 billion	0.55%
Ivy VIP Pathfinder Aggressive	[•][•],[•]	Net Assets	Fee
		All net assets	0.00%

Fund Name	Effective Date	Management Fee Schedule (as a percentage of average daily net assets) Annual Rate
Ivy VIP Pathfinder Moderately Aggressive	[•][•],[•]	Net Assets	Fee
		All net assets	0.00%
Ivy VIP Pathfinder Moderate	[•][•],[•]	Net Assets	Fee
		All net assets	0.00%
Ivy VIP Pathfinder Moderately Conservative	[•][•],[•]	Net Assets	Fee
		All net assets	0.00%
Ivy VIP Pathfinder Conservative	[•][•],[•]	Net Assets	Fee
		All net assets	0.00%
Ivy VIP International Core Equity	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.85%
		Over $1 billion and up to $2 billion	0.83%
		Over $2 billion and up to $3 billion	0.80%
		Over $3 billion	0.76%
Ivy VIP Natural Resources	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.85%
		Over $1 billion and up to $2 billion	0.83%
		Over $2 billion and up to $3 billion	0.80%
		Over $3 billion and up to $5 billion	0.76%
		Over $5 billion and up to $10 billion	0.73%
		Over $10 billion	0.70%
Ivy VIP Pathfinder Moderate – Managed Volatility	[•][•],[•]	Net Assets	Fee
		Up $500 million	0.20%
		Over $500 million and up to $1 billion	0.17%
		Over $1 billion	0.15%
Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility	[•][•],[•]	Net Assets	Fee
		Up $500 million	0.20%
		Over $500 million and up to $1 billion	0.17%
		Over $1 billion	0.15%
Ivy VIP Pathfinder Moderately Conservative – Managed Volatility	[•][•],[•]	Net Assets	Fee
		Up $500 million	0.20%
		Over $500 million and up to $1 billion	0.17%
		Over $1 billion	0.15%
Ivy VIP Securian Real Estate Securities	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.90%
		Over $1 billion and up to $2 billion	0.87%
		Over $2 billion and up to $3 billion	0.84%
		Over $3 billion	0.80%
Ivy VIP Small Cap Core	[•][•],[•]	Net Assets	Fee
		Up to $1 billion	0.85%
		Over $1 billion and up to $2 billion	0.83%
		Over $2 billion and up to $3 billion	0.80%
		Over $3 billion	0.76%
InvestEd 90 Portfolio	[•][•],[•]	Delaware Management Company will not receive, and will not have any right to, reimbursement from any Fund of Management Fees pursuant to this Investment Management Agreement.
InvestEd 80 Portfolio	[•][•],[•]	Delaware Management Company will not receive, and will not have any right to, reimbursement from any Fund of Management Fees pursuant to this Investment Management Agreement.
InvestEd 70 Portfolio	[•][•],[•]	Delaware Management Company will not receive, and will not have any right to, reimbursement from any Fund of Management Fees pursuant to this Investment Management Agreement.
InvestEd 60 Portfolio	[•][•],[•]	Delaware Management Company will not receive, and will not have any right to, reimbursement from any Fund of Management Fees pursuant to this Investment Management Agreement.
InvestEd 50 Portfolio	[•][•],[•]	Delaware Management Company will not receive, and will not have any right to, reimbursement from any Fund of Management Fees pursuant to this Investment Management Agreement.
InvestEd 40 Portfolio	[•][•],[•]	Delaware Management Company will not receive, and will not have any right to, reimbursement from any Fund of Management Fees pursuant to this Investment Management Agreement.
InvestEd 30 Portfolio	[•][•],[•]	Delaware Management Company will not receive, and will not have any right to, reimbursement from any Fund of Management Fees pursuant to this Investment Management Agreement.
InvestEd 20 Portfolio	[•][•],[•]	Delaware Management Company will not receive, and will not have any right to, reimbursement from any Fund of Management Fees pursuant to this Investment Management Agreement.

Fund Name	Effective Date	Management Fee Schedule (as a percentage of average daily net assets) Annual Rate
InvestEd 10 Portfolio	[•][•],[•]	Delaware Management Company will not receive, and will not have any right to, reimbursement from any Fund of Management Fees pursuant to this Investment Management Agreement.
InvestEd 0 Portfolio	[•][•],[•]	Delaware Management Company will not receive, and will not have any right to, reimbursement from any Fund of Management Fees pursuant to this Investment Management Agreement.

APPENDIX I

Ownership Structure of DMC and DMC’s Executive Officers and Directors

Delaware Management Company (“DMC”) is one of six series of Macquarie Investment Management Business Trust (“MIMBT”), a Delaware statutory trust. MIMBT is a wholly-owned subsidiary of Delaware Investments Management Company, LLC, which is a wholly-owned subsidiary of Macquarie Management Holdings, Inc., which is a wholly-owned subsidiary of Macquarie Affiliated Managers (USA) Inc., which is a wholly-owned subsidiary of Macquarie Affiliated Managers Holdings (USA) Inc., which is a wholly-owned subsidiary of Macquarie FG Holdings Inc., which is a wholly-owned subsidiary of Macquarie Asset Management US Holdings Pty Limited, which is a wholly-owned subsidiary of Macquarie Asset Management Holdings Pty Limited, which is a wholly-owned subsidiary of Macquarie Group Limited (“Macquarie Group”), the ultimate parent company of MIMBT.

Effective September 15, 2020, the principal executive officers and directors of MIMBT were as follows:

Name	Position
Brian Lawrence Murray	SVP, Global Chief Compliance Officer
David Forrester Connor	SVP, General Counsel, Secretary
Shawn Keith Lytle	Chief Executive Officer, President, Trustee
Roger Allen Early	EVP
Richard Salus	SVP
Stephen Hoban	Chief Financial Officer
John Leonard	EVP Global Chair of Equities
David Brenner	SVP Chief Administration Officer
Brett Lewthwaite	EVP, Chief Investment Officer

The principal business address of MIMBT and the foregoing individuals is 610 Market Street, Philadelphia, PA 19106.

The principal business address of MIMBT’s parent companies are as follows:

Name	Address
Delaware Investments Management Company, LLC	100 Independence, 610 Market Street, Philadelphia, PA 19106
Macquarie Management Holdings, Inc.	100 Independence, 610 Market Street, Philadelphia, PA 19106
Macquarie Affiliated Managers (USA) Inc.	125 West 55th Street, New York, NY 10019
Macquarie Affiliated Managers Holdings (USA) Inc.	125 West 55th Street, New York, NY 10019
Macquarie FG Holdings Inc.	125 West 55th Street, New York, NY 10019
Macquarie Equities (US) Holdings Pty Limited	125 West 55th Street, New York, NY 10019
Macquarie Group (US) Holdings No. 1 Pty Limited	Level 6, 50 Martin Place, Sydney, New South Wales, 2000Australia
Macquarie Corporate International Holdings Pty Limited	Level 6, 50 Martin Place, Sydney, New South Wales, 2000Australia
Macquarie Corporate Holdings Pty Limited	Level 6, 50 Martin Place, Sydney, New South Wales, 2000Australia
Macquarie Financial Holdings Pty Limited	Level 6, 50 Martin Place, Sydney, New South Wales, 2000Australia
Macquarie Group Limited	Level 6, 50 Martin Place, Sydney NSW 2000, Australia
I-1

APPENDIX J

Information Regarding DMC’s Other Investment Company Clients

The following table sets forth information regarding other registered investment companies or series thereof (other than the Trusts and the Funds) managed in all or in part by DMC.

DMC-Managed Fund	Effective Fee Rate based on Net Assets as of November 30, 2020	Net Assets as of November 30, 2020 ($)	DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses to cap total expenses at a specified amount as of September 30, 2020 (Yes/No)*
Delaware Strategic Allocation Fund	0.65%	244,334,947	Yes
Delaware Total Return Fund	0.65%	553,824,002	Yes
Delaware Wealth Builder Fund	0.65%	400,058,404	Yes
Delaware Floating Rate Fund	0.50%	115,018,714	Yes
Delaware Floating Rate II Fund	0.50%	55,480,503	Yes
Delaware Corporate Bond Fund	0.48%	1,220,657,567	Yes
Delaware Investment Grade Fund	0.50%	259,914,362	Yes
Delaware Emerging Markets Fund	1.14%	5,728,643,403	Yes
Delaware Emerging Markets Debt Corporate Fund	0.75%	69,318,013	Yes
Delaware International Fund	0.85%	287,558,394	Yes
Delaware International Value Equity Fund	0.85%	318,977,155	Yes
Delaware International Small Cap Fund	0.85%	115,046,067	Yes
Delaware Healthcare Fund	0.82%	1,228,928,452	No
Delaware Fund for Income	0.65%	429,963,422	Yes
Delaware High-Yield Opportunities Fund	0.65%	171,866,183	Yes
Delaware National High-Yield Municipal Bond Fund	0.51%	1,425,828,921	Yes
Delaware Diversified Income Fund	0.46%	3,696,373,172	Yes
Delaware Growth Equity Fund	0.65%	611,749,531	Yes
Delaware Select Growth Fund	0.75%	364,694,260	Yes
Delaware U.S. Growth Fund	0.57%	2,729,434,114	Yes
Delaware Covered Call Strategy Fund	0.80%	155,825,078	Yes
Delaware Equity Income Fund	0.65%	315,948,893	Yes
Delaware Growth and Income Fund	0.60%	1,083,139,391	Yes
Delaware Value Fund	0.51%	10,440,029,289	No
Delaware Smid Cap Growth Fund	0.69%	4,398,608,538	No
Delaware Mid Cap Value Fund	0.75%	78,179,497	Yes
Delaware Opportunity Fund	0.75%	666,357,390	Yes
Delaware Extended Duration Bond Fund	0.54%	580,671,111	Yes
Delaware Strategic Income Fund	0.55%	44,989,849	Yes
Delaware Strategic Income II Fund	0.55%	94,260,607	Yes
Delaware Tax-Free California Fund	0.55%	84,660,163	Yes
Delaware Minnesota High-Yield Municipal Bond Fund	0.55%	202,510,630	Yes
Delaware Tax-Free Minnesota Fund	0.54%	585,498,302	Yes

DMC-Managed Fund	Effective Fee Rate based on Net Assets as of November 30, 2020	Net Assets as of November 30, 2020 ($)	DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses to cap total expenses at a specified amount as of September 30, 2020 (Yes/No)*
Delaware Tax-Free Minnesota Intermediate Fund	0.50%	89,526,928	Yes
Delaware Tax-Free USA Intermediate Fund	0.50%	590,019,535	Yes
Delaware Tax-Free USA Fund	0.55%	632,761,536	Yes
Delaware Tax-Free New Jersey Fund	0.55%	30,988,345	Yes
Delaware Tax-Free New York Fund	0.55%	89,460,750	Yes
Delaware Tax-Free Pennsylvania Fund	0.55%	441,565,075	Yes
Delaware Tax-Free Arizona Fund	0.50%	81,404,165	Yes
Delaware Tax-Free Colorado Fund	0.55%	225,123,732	Yes
Delaware Tax-Free Idaho Fund	0.55%	110,033,958	Yes
Delaware Tax-Free Oregon Fund	0.55%	42,033,615	Yes
Delaware Hedged U.S. Equity Opportunities Fund	1.15%	75,974,073	Yes
Delaware Premium Income Fund	0.80%	60,285,678	Yes
Delaware Limited Duration Bond Fund	0.50%	171,444,091	Yes
Delaware Limited-Term Diversified Income Fund	0.50%	447,187,074	Yes
Delaware Small Cap Core Fund	0.65%	5,939,522,299	No
Delaware Small Cap Growth Fund	0.75%	114,983,867	Yes
Delaware Small Cap Value Fund	0.65%	4,684,380,657	No
Delaware Special Situations Fund	0.75%	321,364,775	Yes
Delaware Investments Ultrashort Fund	0.30%	90,492,257	Yes
Delaware Global Listed Real Assets Fund	0.75%	105,259,276	Yes
Delaware International Opportunities Bond Fund	0.75%	26,109,521	Yes
Delaware Global Equity Fund	0.85%	285,941,356	Yes
Delaware VIP Total Return Series	0.65%	52,952,954	Yes
Delaware VIP Investment Grade Series	0.50%	59,846,034	Yes
Delaware VIP Emerging Markets Series	1.24%	658,361,437	Yes
Delaware VIP International Series	0.85%	156,466,235	Yes
Delaware VIP Fund for Income Series	0.65%	97,067,023	Yes
Delaware VIP High Yield Series	0.65%	193,404,725	Yes
Delaware VIP Diversified Income Series	0.58%	2,682,671,397	Yes
Delaware VIP Growth Equity Series	0.65%	100,917,959	Yes
Delaware VIP U.S. Growth Series	0.65%	428,912,956	No
Delaware VIP Equity Income Series	0.65%	109,993,147	Yes
Delaware VIP Growth and Income Series	0.65%	452,598,878	Yes
Delaware VIP Value Series	0.63%	762,312,339	No
Delaware VIP Opportunity Series	0.75%	82,120,851	Yes
Delaware VIP Smid Cap Core Series	0.74%	619,438,677	No
Delaware VIP REIT Series	0.75%	377,561,427	Yes
Delaware VIP Limited Duration Bond Series	0.50%	29,871,724	Yes
Delaware VIP Limited-Term Diversified Income Series	0.48%	1,388,935,388	Yes
Delaware VIP Small Cap Value Series	0.71%	1,234,821,322	No
Delaware VIP Special Situations Series	0.75%	204,074,734	Yes

DMC-Managed Fund	Effective Fee Rate based on Net Assets as of November 30, 2020	Net Assets as of November 30, 2020 ($)	DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses to cap total expenses at a specified amount as of September 30, 2020 (Yes/No)*
Delaware Enhanced Global Dividend & Income Fund	0.95%	124,876,294	No
Delaware Investments Dividend & Income Fund, Inc.	0.55%	73,575,681	No
Delaware Investments Colorado Municipal Income Fund, Inc.	0.40%	73,862,517	No
Delaware Investments National Municipal Income Fund	0.40%	66,432,258	No
Delaware Investments Minnesota Municipal Income Fund II, Inc.	0.40%	171,769,276	No
*
For these Funds, DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses to cap total expenses at a specified amount as disclosed in each Fund’s current prospectus and/or SAI.

APPENDIX K

Fees Paid to IICO and its Affiliates

The following table provides the fees paid by each Fund to IICO and IICO’s affiliates during its most recent fiscal year. All fees are shown net of any applicable waivers and reimbursements.

None of the following Trusts paid affiliated brokerage fees during the most recent fiscal year.

IVY FUNDS — FYE: March 31, 2020
Fund Name	FYE	Advisory Fee Paid to IICO**	Shareholder Servicing Fee Paid to WISC	Out-of-Pocket Expenses of WISC	Accounting and Administrative Services Fees Paid to WISC	Distribution and Service Fees Paid (or Accrued) to IDI* - Class A	Distribution and Service Fees Paid (or Accrued) to IDI* - Class B	Distribution and Service Fees Paid (or Accrued) to IDI* - Class C	Distribution and Service Fees Paid (or Accrued) to IDI* - Class E	Distribution and Service Fees Paid (or Accrued) to IDI* - Class R	Distribution and Service Fees Paid (or Accrued) to IDI* - Class Y
Ivy Asset Strategy Fund	3/31/20	$ 18,978,586	$ 2,291,333	$ 2,823,511	$ 274,761	$ 3,483,288	$ 343,545	$ 5,003,742	$ 92,164	$ 202,116	$ 344,912
Ivy Balanced Fund	3/31/20	$ 16,661,373	$ 2,503,639	$ 1,305,034	$ 274,761	$ 3,210,792	$ 311,607	$ 3,253,761	$ 574	$ 64,600	$ 53,166
Ivy Core Equity Fund	3/31/20	$ 25,879,641	$ 4,105,121	$ 1,299,893	$ 274,761	$ 7,360,880	$ 64,043	$ 482,713	$ 35,018	$ 2,897	$ 61,033
Ivy Emerging Markets Equity Fund	3/31/20	$ 15,859,734	$ 716,377	$ 753,146	$ 278,473	$ 788,086	$ 14,523	$ 625,464	$ 748	$ 65,286	$ 103,788
Ivy Energy Fund	3/31/20	$ 2,248,285	$ 85,319	$ 202,876	$ 102,559	$ 243,372	$ 7,099	$ 186,656	$ 207	$ 70,950	$ 31,061
Ivy Global Bond Fund	3/31/20	$ 2,946,682	$ 16,693	$ 107,779	$ 141,731	$ 497,896	$ 8,134	$ 72,996	$ -	$ 3,436	$ 2,289
Ivy Global Equity Income Fund	3/31/20	$ 5,277,536	$ 945,895	$ 360,415	$ 210,492	$ 894,578	$ 36,143	$ 164,991	$ 13,163	$ 3,365	$ 17,008
Ivy Global Growth Fund	3/31/20	$ 7,977,979	$ 1,140,747	$ 380,725	$ 236,384	$ 1,135,752	$ 7,361	$ 76,682	$ 433	$ 6,208	$ 10,120
Ivy Government Money Market Fund	3/31/20	$ 552,575	$ 246,292	$ 122,752	$ 69,147	$ -	$ 10,030	$ 85,042	$ -	$ -	$ -
Ivy High Income Fund	3/31/20	$ 25,428,387	$ 4,715,560	$ 2,161,342	$ 278,473	$ 4,616,932	$ 314,584	$ 6,156,326	$ 22,701	$ 295,077	$ 525,797
Ivy International Core Equity Fund	3/31/20	$ 35,511,594	$ 921,577	$ 974,348	$ 278,473	$ 1,263,382	$ 24,294	$ 1,292,436	$ 17,931	$ 476,811	$ 817,440
Ivy Large Cap Growth Fund	3/31/20	$ 28,195,786	$ 2,593,487	$ 1,302,315	$ 274,761	$ 5,550,920	$ 79,737	$ 841,693	$ 53,415	$ 89,702	$ 87,130
Ivy LaSalle Global Real Estate Fund	3/31/20	$ 1,226,674	$ 38,706	$ 21,584	$ 69,790	$ 42,539	$ 7,861	$ 40,272	$ -	$ 26,332	$ 13,011
Ivy Limited-Term Bond Fund	3/31/20	$ 5,420,307	$ 1,282,168	$ 346,444	$ 274,761	$ 941,504	$ 24,357	$ 371,614	$ 13,422	$ 2,649	$ 16,581
Ivy Managed International Opportunities Fund	3/31/20	$ 76,816	$ -	$ 44,096	$ 44,067	$ 154,265	$ 2,533	$ 20,380	$ 1,282	$ 3,117	$ 774
Ivy Mid Cap Growth Fund	3/31/20	$ 37,182,326	$ 2,204,286	$ 1,273,814	$ 274,761	$ 4,243,554	$ 117,358	$ 1,944,992	$ 32,568	$ 308,950	$ 701,805
Ivy Mid Cap Income Opportunities Fund	3/31/20	$ 6,002,890	$ 173,400	$ 176,796	$ 211,218	$ 382,133	$ -	$ 190,522	$ -	$ 17,300	$ 42,039
Ivy Municipal Bond Fund	3/31/20	$ 4,132,387	$ 352,425	$ 89,514	$ 216,927	$ 1,177,756	$ 9,294	$ 177,307	$ -	$ -	$ 1,256
Ivy Municipal High Income Fund	3/31/20	$ 5,930,309	$ 403,623	$ 250,570	$ 267,336	$ 1,652,385	$ 46,098	$ 950,499	$ -	$ -	$ 15,855
Ivy Natural Resources Fund	3/31/20	$ 2,699,748	$ 739,208	$ 495,592	$ 113,537	$ 450,497	$ 8,803	$ 126,789	$ 8,096	$ 63,131	$ 37,472
Ivy Pzena International Value Fund	3/31/20	$ 2,121,709	$ 335,120	$ 113,997	$ 99,544	$ 167,579	$ 1,799	$ 16,574	$ -	$ 1,407	$ 3,343
Ivy Science and Technology Fund	3/31/20	$ 60,828,604	$ 7,155,849	$ 3,126,100	$ 274,761	$ 10,499,624	$ 324,757	$ 5,223,081	$ 99,510	$ 656,006	$ 1,082,007
Ivy Securian Core Bond Fund	3/31/20	$ 5,225,974	$ 267,100	$ 171,894	$ 268,586	$ 486,014	$ 14,340	$ 126,732	$ 9,270	$ 7,579	$ 19,265

Fund Name	FYE	Advisory Fee Paid to IICO**	Shareholder Servicing Fee Paid to WISC	Out-of-Pocket Expenses of WISC	Accounting and Administrative Services Fees Paid to WISC	Distribution and Service Fees Paid (or Accrued) to IDI* - Class A	Distribution and Service Fees Paid (or Accrued) to IDI* - Class B	Distribution and Service Fees Paid (or Accrued) to IDI* - Class C	Distribution and Service Fees Paid (or Accrued) to IDI* - Class E	Distribution and Service Fees Paid (or Accrued) to IDI* - Class R	Distribution and Service Fees Paid (or Accrued) to IDI* - Class Y
Ivy Securian Real Estate Securities Fund	3/31/20	$ 3,387,755	$ 703,584	$ 220,212	$ 138,807	$ 415,518	$ 13,535	$ 44,197	$ 8,026	$ 3,539	$ 221,006
Ivy Small Cap Core Fund	3/31/20	$ 5,863,079	$ 317,608	$ 212,800	$ 188,972	$ 417,895	$ 12,849	$ 309,242	$ 534	$ 92,995	$ 32,959
Ivy Small Cap Growth Fund	3/31/20	$ 21,157,537	$ 1,724,156	$ 1,092,213	$ 278,473	$ 2,622,488	$ 52,810	$ 766,269	$ 26,132	$ 307,687	$ 330,176
Ivy Value Fund	3/31/20	$ 7,516,296	$ 1,354,259	$ 333,502	$ 273,038	$ 877,846	$ 14,220	$ 126,726	$ 505	$ 1,634	$ 593
Total		$ 354,290,569	$ 37,333,532	$ 19,763,264	$ 5,689,354	$ 53,577,475	$ 1,871,714	$ 28,677,698	$ 435,699	$ 2,772,774	$ 4,571,886

* Please note that Class I and Class N shares are not covered under the Distribution and Service Plan adopted by the Funds pursuant to Rule 12b-1.

**
For Funds managed solely by IICO, IICO has voluntarily agreed to waive its management fee for any day that the Fund’s net assets are less than $25 million, subject to IICO’s right to change or modify this waiver.

IVY FUNDS — FYE: June 30, 2020

Fund Name	FYE	Advisory Fee Paid to IICO**	Shareholder Servicing Fee Paid to WISC	Out-of-Pocket Expenses of WISC	Accounting and Administrative Services Fees Paid to WISC	Distribution and Service Fees Paid (or Accrued) to IDI* - Class A	Distribution and Service Fees Paid (or Accrued) to IDI* - Class B	Distribution and Service Fees Paid (or Accrued) to IDI* - Class C
Ivy Accumulative Fund	6/30/20	$ 9,440,331	$ 1,109,722	$ 402,982	$ 271,208	$ 2,770,061	$ 6,434	$ 30,055
Ivy Wilshire Global Allocation Fund	6/30/20	$ 262,752	$ 599	$ 435,124	$ 174,942	$ 1,869,009	$ 26,719	$ 92,627
Total		$ 9,703,083	$ 1,110,321	$ 838,106	$ 446,150	$ 4,639,070	$ 33,153	$ 122,682

* Please note that Class I and Class N shares are not covered under the Distribution and Service Plan adopted by the Funds pursuant to Rule 12b-1.

**
For Funds managed solely by IICO, IICO has voluntarily agreed to waive its management fee for any day that the Fund’s net assets are less than $25 million, subject to IICO’s right to change or modify this waiver.

IVY FUNDS — FYE: September 30, 2020

Fund Name	FYE	Advisory Fee Paid to IICO**	Shareholder Servicing Fee Paid to WISC	Out-of-Pocket Expenses of WISC	Accounting and Administrative Services Fees Paid to WISC	Distribution and Service Fees Paid (or Accrued) to IDI* - Class A	Distribution and Service Fees Paid (or Accrued) to IDI* - Class B	Distribution and Service Fees Paid (or Accrued) to IDI* - Class C	Distribution and Service Fees Paid (or Accrued) to IDI* - Class Y
Ivy Apollo Multi-Asset Income Fund	9/30/2020	$ 2,457,358	$ 153,672	$ 77,490	$ 122,767	$ 257,399	$ -	$ 122,849	$ 8,823
Ivy Apollo Strategic Income Fund	9/30/2020	$ 2,478,565	$ 117,633	$ 46,330	$ 135,189	$ 283,962	$ -	$ 55,382	$ 16,483
Ivy California Municipal High Income Fund	9/30/2020	$ 58,766	$ 657	$ 638	$ 28,235	$ 34,440	$ -	$ 19,265	$ 2,622
Ivy Cash Management Fund	9/30/2020	$ 4,790,132	$ 1,879,485	$ 892,654	$ 256,198	$ -	$ 3,382	$ 11,551	$ -
Ivy Corporate Bond Fund	9/30/2020	$ 4,185,767	$ 1,275,317	$ 227,500	$ 229,436	$ 861,685	$ 3,557	$ 38,330	$ 670
Ivy Crossover Credit Fund	9/30/2020	$ 124,823	$ 952	$ 14	$ 35,099	$ 34,797	$ -	$ -	$ 2,683
Ivy Government Securities Fund	9/30/2020	$ 1,684,328	$ 203,162	$ 61,583	$ 119,672	$ 199,612	$ 1,825	$ 15,148	$ -
Ivy International Small Cap Fund	9/30/2020	$ 1,283,899	$ 16,362	$ 5,835	$ 69,303	$ 38,058	$ -	$ 15,787	$ 1,892
Ivy Pictet Emerging Markets Local Currency Debt Fund	9/30/2020	$ 497,440	$ 14,769	$ 2,816	$ 63,805	$ 20,935	$ -	$ 18,301	$ 6,429
Ivy Pictet Targeted Return Bond Fund	9/30/2020	$ 1,442,934	$ 135,369	$ 31,261	$ 80,396	$ 57,197	$ -	$ 42,779	$ 8,896
Ivy PineBridge High Yield Fund	9/30/2020	$ 576,097	$ 864	$ 2,607	$ 60,564	$ 32,008	$ -	$ -	$ -
Total		$ 19,580,109	$ 3,798,242	$ 1,348,728	$ 1,200,664	$ 1,820,093	$ 8,764	$ 339,392	$ 48,498

* Please note that Class I and Class N shares are not covered under the Distribution and Service Plan adopted by the Funds pursuant to Rule 12b-1.

**
For Funds managed solely by IICO, IICO has voluntarily agreed to waive its management fee for any day that the Fund’s net assets are less than $25 million, subject to IICO’s right to change or modify this waiver.

IVY FUNDS (PROSHARES) — FYE: September 30, 2 020

Fund Name	FYE	Advisory Fee Paid to IICO	Shareholder Servicing Fee Paid to WISC	Out-of-Pocket Expenses of WISC	Accounting and Administrative Services Fees Paid to WISC	Distribution and Service Fees Paid (or Accrued) to IDI* - Class A	Distribution and Service Fees Paid (or Accrued) to IDI* - Class E	Distribution and Service Fees Paid (or Accrued) to IDI* - Class R
Ivy ProShares Interest Rate Hedged High Yield Index Fund	9/30/2020	$ 84,272	$ 2,311	$ 2	$ 36,995	$ 7,396	$ 2,590	$ 4,630
Ivy ProShares MSCI ACWI Index Fund	9/30/2020	$ 243,838	$ 4,218	$ 1	$ 62,854	$ 42,223	$ 824	$ -
Ivy ProShares Russell 2000 Dividend Growers Index Fund	9/30/2020	$ 388,678	$ 3,534	$ 20,311	$ 55,171	$ 4,260	$ 905	$ -
Ivy ProShares S&P 500 Bond Index Fund	9/30/2020	$ 273,937	$ 2,805	$ 8,266	$ 66,934	$ 10,213	$ 3,170	$ 5,597
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	9/30/2020	$ 1,368,402	$ 39,554	$ 48,422	$ 127,971	$ 7,646	$ 3,160	$ 5,257
Total		$ 2,359,127	$ 52,422	$ 77,002	$ 349,925	$ 71,738	$ 10,649	$ 15,484

* Please note that Class I and Class N shares are not covered under the Distribution and Service Plan adopted by the Funds pursuant to Rule 12b-1.

IVY VARIABLE INSURANCE PORTFOLIOS — FYE: December 31, 2019

Fund Name	FYE	Advisory Fee Paid to IICO	Out-of-Pocket Expenses of WISC	Accounting and Administrative Services Paid to WISC	Distribution and Service Fees Paid to IDI* – Class II
Ivy VIP Asset Strategy	12/31/2019	$ 5,391,373	$ 30,205	$ 199,809	$ 1,925,037
Ivy VIP Balanced	12/31/2019	$ 2,304,300	$ 11,025	$ 96,285	$ 822,965
Ivy VIP Core Equity	12/31/2019	$ 4,814,859	$ -	$ 165,564	$ 1,419,742
Ivy VIP Corporate Bond	12/31/2019	$ 2,637,936	$ 15,845	$ 144,936	$ 1,388,388
Ivy VIP Energy	12/31/2019	$ 354,200	$ 3,763	$ 27,903	$ 103,664
Ivy VIP Global Bond	12/31/2019	$ -	$ 2,710	$ 13,657	$ 53,924
Ivy VIP Global Equity Income	12/31/2019	$ 2,062,313	$ 9,430	$ 92,815	$ 736,540
Ivy VIP Global Growth	12/31/2019	$ 1,233,276	$ -	$ 63,013	$ 248,224
Ivy VIP Government Money Market	12/31/2019	$ 757,658	$ 7,376	$ 82,394	$ -
Ivy VIP Growth	12/31/2019	$ 5,295,420	$ 22,039	$ 191,518	$ 1,891,222
Ivy VIP High Income	12/31/2019	$ 5,460,798	$ 26,865	$ 213,797	$ 2,113,996
Ivy VIP International Core Equity	12/31/2019	$ 6,016,020	$ 18,774	$ 167,323	$ 1,769,418
Ivy VIP Limited-Term Bond	12/31/2019	$ 2,620,515	$ 13,342	$ 134,132	$ 1,318,436
Ivy VIP Mid Cap Growth	12/31/2019	$ 4,006,627	$ -	$ 134,944	$ 712,711
Ivy VIP Natural Resources	12/31/2019	$ 756,407	$ 6,484	$ 43,436	$ 222,474
Ivy VIP Science and Technology	12/31/2019	$ 4,441,484	$ 17,815	$ 140,778	$ 1,304,776
Ivy VIP Securian Real Estate Securities	12/31/2019	$ 298,007	$ 3,804	$ 26,802	$ 91,977
Ivy VIP Small Cap Core	12/31/2019	$ 1,649,233	$ 7,091	$ 70,422	$ 485,070
Ivy VIP Small Cap Growth	12/31/2019	$ 3,224,525	$ -	$ 123,909	$ 828,740
Ivy VIP Value	12/31/2019	$ 3,386,206	$ 14,204	$ 131,184	$ 1,209,359
Ivy VIP Pathfinder Aggressive	12/31/2019	N/A	$ 3,270	$ 24,190	$ -
Ivy VIP Pathfinder Conservative	12/31/2019	N/A	$ 934	$ 27,637	$ -
Ivy VIP Pathfinder Moderate	12/31/2019	N/A	$ 18,724	$ 119,309	$ -
Ivy VIP Pathfinder Moderate - Managed Volatility	12/31/2019	$ 1,282,891	$ 16,110	$ 114,992	$ -
Ivy VIP Pathfinder Moderately Aggressive	12/31/2019	N/A	$ 21,965	$ 146,671	$ -
Ivy VIP Pathfinder Moderately Aggressive - Managed Volatility	12/31/2019	$ 181,655	$ 3,653	$ 26,864	$ -
Ivy VIP Pathfinder Moderately Conservative	12/31/2019	N/A	$ 6,874	$ 52,577	$ -
Ivy VIP Pathfinder Moderately Conservative - Managed Volatility	12/31/2019	$ 156,660	$ 3,468	$ 25,597	$ -
Total		$ 58,332,363	$ 285,770	$ 2,802,458	$ 18,646,663

* Please note that Class I shares are not covered under the Distribution and Service Plan adopted by the Funds pursuant to Rule 12b-1.

INVESTED PORTFOLIOS — FYE: December 31, 2019

Fund Name	FYE	Advisory Fee Paid to IICO*	Shareholder Servicing Fee Paid to WISC**	Out-of-Pocket Expenses of WISC**	Accounting and Administrative Services Fees Paid to WISC**	Distribution and Service Fees Paid (or Accrued) to W&R ***
InvestEd 90 Portfolio	12/31/2019	$ -	$ -	$ -	$ -	$ 67,698
InvestEd 80 Portfolio	12/31/2019	$ -	$ -	$ -	$ -	$ -
InvestEd 70 Portfolio	12/31/2019	$ -	$ -	$ -	$ -	$ 296,585
InvestEd 60 Portfolio	12/31/2019	$ -	$ -	$ -	$ -	$ 203,127
InvestEd 50 Portfolio	12/31/2019	$ -	$ -	$ -	$ -	$ -
InvestEd 40 Portfolio	12/31/2019	$ -	$ -	$ -	$ -	$ 195,399
InvestEd 30 Portfolio	12/31/2019	$ -	$ -	$ -	$ -	$ -
InvestEd 20 Portfolio	12/31/2019	$ -	$ -	$ -	$ -	$ 270,434
InvestEd 10 Portfolio	12/31/2019	$ -	$ -	$ -	$ -	$ -
InvestEd 0 Portfolio	12/31/2019	$ -	$ -	$ -	$ -	$ 124,334
Total		$ -	$ -	$ -	$ -	$ 1,157,577

* Effective May 1, 2005, IICO contractually eliminated the management fee.

**
Effective January 1, 2006, the fee payable to WISC under the Administrative and Shareholder Servicing Agreement and the Accounting Services Agreement was contractually eliminated. After that date, the Portfolios no longer pay any administrative and shareholder servicing fees or accounting services fees to WISC (or any out-of-pocket expenses of WISC).

***
InvestEd 10 Portfolio, InvestEd 30 Portfolio, InvestEd 50 Portfolio and InvestEd 80 Portfolio had not commenced operations as of December 31, 2019, and therefore did not pay or accrue any service or distribution fees.  Waddell & Reed served as the distributor of each Portfolio then in existence for the fiscal year ended December 31, 2019. The amount above reflects the fees paid (or accrued) as service fees and distribution fees to Waddell & Reed by each Portfolio then in existence under the Plan.

APPENDIX L

Trustees and Officers of the Ivy Funds, Ivy VIP, and InvestEd and Their Affiliations with IICO and DMC

The following table provides a list of the Trustees and certain Officers for the Funds as well as their affiliations with IICO and DMC. Please note that the address for each of the individuals below is 6300 Lamar Avenue, Overland Park, KS 66202.

Name	Position with Trust	Officer, Employee, Director, General Partner, or Shareholder of IICO	Other Material Interest in IICO or its Affiliates	Owns Securities in IICO Affiliate	Officer, Employee, Director, General Partner, or Shareholder of DMC	Other Material Interests in DMC or its Affiliates	Owns Securities in DMC Affiliate
James M. Concannon	Trustee	No	No	No	No	No	No
H. Jeffrey Dobbs	Trustee	No	No	No	No	No	No
James D. Gressett	Trustee	No	No	No	No	No	No
Joseph Harroz, Jr.	Chairman and Trustee	No	No	No	No	No	No
Glendon E. Johnson, Jr.	Trustee	No	No	No	No	No	No
Sandra A.J. Lawrence	Trustee	No	No	No	No	No	No
Frank J. Ross, Jr.	Trustee	No	No	No	No	No	No
Michael G. Smith	Trustee	No	No	No	No	No	No
Philip J. Sanders	Trustee and President	Yes - President, CEO and Chairman, IICO (2016 to present)	Yes - CEO of WDR (2016 to present)	Yes	No	No	No
Jennifer K. Dulski	Secretary	Yes - Senior Vice President and Associate General Counsel of IICO (2018 to present)	Yes - Senior Vice President and Associate General Counsel of Waddell & Reed and IDI (2018 to present)	Yes	No	No	No
Joseph W. Kauten	Vice President, Treasurer, and Principal Financial Officer	Yes - Vice President of IICO (2016 to present)	Yes - Senior Vice President of Waddell & Reed Services Company (2014 to present)	Yes	No	No	No
Scott J. Schneider	Vice President, Chief Compliance Officer	Yes - Vice President of IICO (2006 to present)	No	No	No	No	No
Philip A. Shipp	Assistant Secretary	No	Yes - Vice President of Waddell & Reed and IDI (2010 to present)	Yes	No	No	No

L-1

APPENDIX M

The Funds’ Current Investment Advisory Agreements

The following table lists for each Fund the effective date of its Current Investment Advisory Agreement, the date the Agreement was last submitted to shareholders for approval, and the reason for such submission.

Trust Name	Date of Current Advisory Agreement	Date Current Advisory Agreement was Last Submitted to Shareholder Vote	Purpose of Last Submission of Current Advisory Agreement to Shareholder Vote	Date of Last Approval by Board of Trustees of Continuance of Current Advisory Agreement
Ivy Funds	November 13, 2008, as amended February 21, 2019	*	Original Approval	August 12, 2020
Ivy Variable Insurance Portfolios (Subadvised)	July 29, 2016, as amended November 5, 2018	*	Original Approval	August 12, 2020
Ivy Variable Insurance Portfolios (Non-Subadvised)	July 29, 2016, as amended April 30, 2018	*	Original Approval	August 12, 2020
InvestEd Portfolios	October 1, 2016, as amended August 12, 2020	*	Original Approval	August 12, 2020

*
In general, each Current Investment Advisory Agreement was last approved by shareholders (or, to the extent applicable, the initial shareholder) of the relevant Fund either in connection with the initial approval of such agreement or in connection with a later amendment requiring such approval.

M-1

APPENDIX N

FEES FOR AUDIT AND OTHER SERVICES

The following tables show the fees billed by Deloitte for audit and other services provided to the Trusts for the Trusts and fiscal years as indicated:

Ivy Funds*
	March 31, 2020	March 31, 2019
Audit Fees(1)	$526,500	$513,550
Audit-Related Fees(2)	0	0
Tax Fees(3)	145,875	208,873
All Other Fees(4)	71,445	199,009
Total	$743,820	$921,432

Ivy Funds**
	June 30, 2020	June 30, 2019
Audit Fees(1)	$30,800	$30,000
Audit-Related Fees(2)	0	0
Tax Fees(3)	21,180	29,440
All Other Fees(4)	3,905	11,891
Total	$55,885	$71,331

Ivy Funds***
	September 30, 2020	September 30, 2019
Audit Fees(1)	$433,100	$422,700
Audit-Related Fees(2)	0	0
Tax Fees(3)	87,360	73,440
All Other Fees(4)	7,854	4,977
Total	$528,314	$501,117

Ivy VIP
	December 31, 2019	December 31, 2018
Audit Fees(1)	$418,300	$403,250
Audit-Related Fees(2)	0	0
Tax Fees(3)	153,170	171,479
All Other Fees(4)	34,116	46,611
Total	$605,586	$621,340

InvestEd
	December 31, 2019	December 31, 2018
Audit Fees(1)	$52,200	$51,000
Audit-Related Fees(2)	0	0
Tax Fees(3)	22,560	21,900
All Other Fees(4)	16,044	5,406
Total	$90,804	$78,306

*	Ivy Funds with a March 31 fiscal year end, as set forth in Appendix C.
** ***	Ivy Funds with a June 30 fiscal year end, as set forth in Appendix C. Ivy Funds with a September 30 fiscal year end, as set forth in Appendix C.
(1)
Audit fees category are those fees associated with the audit of the Fund’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements and registration consents.  All of the audit services for the fiscal years indicated for each Trust were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

(2)
Audit-related fees refer to the assurance and related services by the independent public accounting firm that are reasonably related to the performance of the Fund’s annual financial statements and are not otherwise included under the “audit fees” category above.

(3)	Tax fees refer to fees for professional services rendered by the registered principal accounting firm for tax compliance, tax advice and tax planning.
(4)
All other fees refer to fees related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services.

Audit Committee’s Pre-Approval Policies and Procedures.  The Trusts’ Audit Committee pre-approves all audit services to be provided by the Trusts’ independent registered public accounting firm. The Audit Committee pre-approves all non-audit services to be performed for the Trusts by the Trusts’ independent registered accounting firm; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by each Trust during the fiscal year in which the services are provided, if the Audit Committee approves the provision of such non-audit services prior to the completion of the audit.
The Audit Committee pre-approves all non-audit services to be performed by the Trusts’ independent registered accounting firm for IICO, the Trusts’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted and overseen by IICO) or any entity controlling, controlled by, or under common control with IICO that provides ongoing services to the Trusts if the engagement relates directly to the operations or financial reporting of the Trusts; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the independent registered accounting firm by the Trusts for all services and by IICO for non-audit services if the engagement relates directly to the operations or financial reporting of the Trusts during the fiscal year in which those services are provided, if the Audit Committee approves the provision of such non-audit services prior to the completion of the audits.
No services performed by Deloitte in the “audit-related fees,” “tax fees” or “all other fees” categories for the fiscal years indicated were approved by the Audit Committee pursuant to the pre-approval exceptions described above or the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X promulgated by the SEC.

The aggregate non-audit fees billed for services rendered by Deloitte to each Trust for each of its past two fiscal years, respectively, were as follows:

	2020 fiscal year	2019 fiscal year
Ivy Funds (3/31 fiscal year end)	$217,320	$407,882
Ivy Funds (6/30 fiscal year end)	25,085	41,331
Ivy Funds (9/30 fiscal year end)	78,417	95,214

	2019 fiscal year	2018 fiscal year
Ivy VIP (12/31 fiscal year end)	$187,286	$218,090
InvestEd (12/31 fiscal year end)	38,604	27,306
The aggregate non-audit fees billed for services rendered by Deloitte to IICO (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with IICO that provides ongoing services to each Trust for each of its past two fiscal years, respectively, were as follows:

	2020 fiscal year	2019 fiscal year
Ivy Funds (3/31 fiscal year end)	$60,500	$81,900
Ivy Funds (6/30 fiscal year end)	60,500	41,300
Ivy Funds (9/30 fiscal year end)	43,050	74,000

	2019 fiscal year	2018 fiscal year
Ivy VIP (12/31 fiscal year end)	$73,500	$91,000
InvestEd (12/31 fiscal year end)	73,500	91,000

Ivy INVESTMENTS®

PO Box 9206, Canton, MA 02021-9905

VOTE BY MAIL

1. Read the proxy statement.
2. Check the appropriate box(es) on the reverse side of the proxy card.
3. Sign, date and return the proxy card in the envelope provided.

VOTE ONLINE

1. Read the proxy statement and locate your control number below.
2. Go to www.proxyvotenow.com/ivy
3. Follow the simple instructions

VOTE BY PHONE

1. Read the proxy statement and locate your control number below.
2. Call toll-free 866-395-9262
3. Follow the simple instructions.

▽ PLEASE DETACH AT PERFORATION BEFORE MAILING. ▽

Ivy Funds, InvestEd Portfolios, Ivy Variable Insurance Portfolios
JOINT SPECIAL MEETINGS OF THE SHAREHOLDERS ON APRIL 1, 2021
<< Fund Name Prints Here >>

The undersigned, having received Notice of the April 1, 2021 Joint Special Meetings of Shareholders (the "Meetings") of Ivy Funds, InvestEd Portfolios and Ivy Variable Insurance Portfolios (the "Trusts"), on behalf of each of their series (each, a "Fund" and collectively, the "Funds") and the related Joint Proxy Statement, hereby appoints Jennifer K. Dulski and Scott J. Schneider as proxies, each with full power of substitution and revocation, to represent the undersigned and to vote all shares of the Fund(s) that the undersigned is entitled to vote at the Meetings to be held via audio teleconference on April 1, 2021 at 10:30 a.m., Central Time ("First Meeting") and at 12:00 p.m., Central Time ("Second Meeting"), and any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares previously given. This instruction may be revoked at any time prior to its exercise at the Meetings by execution of a subsequent proxy card, by written notice to the Secretary of the Trusts or by voting via audio teleconference at the Meetings.

CONTROL NUMBER [ ]

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

[ ]

Signature(s) and Title(s), if applicable   Sign in the box above.

Date ______________________

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

IvyTrad_100066_0421

Important Notice Regarding the Availability of Proxy Materials for this Joint Special Meeting of Shareholders to be held on April 1, 2021.

The proxy statement for this meeting is available at www.eproxyaccess.com/ivy2021

PLEASE CAST YOUR VOTE *TODAY!*

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

▽ PLEASE DETACH AT PERFORATION BEFORE MAILING. ▽

This proxy is solicited on behalf of the Board of Trustees of each Trust. It will be voted as specified. **If no specification is made, this proxy shall be voted IN FAVOR of each proposal.** If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH PROPOSAL.

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

FIRST MEETING PROPOSAL:

			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1. To elect fourteen (14) trustees to the Board of Trustees of each Trust:			☐	☐	☐

(01)	Jerome D. Abernathy	(08)	Lucinda S. Landreth
(02)	Thomas L. Bennett	(09)	Sandra A. J. Lawrence
(03)	Ann D. Borowiec	(10)	Frances A. Sevilla-Sacasa
(04)	Joseph W. Chow	(11)	Thomas K. Whitford
(05)	H. Jeffrey Dobbs	(12)	Christianna Wood
(06)	John A. Fry	(13)	Janet L. Yeomans
(07)	Joseph Harroz, Jr.	(14)	Shawn K. Lytle

*Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT and write the nominee(s) number(s) on the line below.

____

SECOND MEETING PROPOSALS:

IvyTrst_100066_0421

Ivy INVESTMENTS®

PO Box 9206, Canton, MA 02021-9905

VOTE BY MAIL

1. Read the proxy statement.
2. Check the appropriate box(es) on the reverse side of the proxy card.
3. Sign, date and return the proxy card in the envelope provided.

VOTE ONLINE

1. Read the proxy statement and locate your control number below.
2. Go to www.proxyvotenow.com/ivy
3. Follow the simple instructions.

VOTE BY PHONE

1. Read the proxy statement and locate your control number below.
2. Call toll-free 866-395-9262
3. Follow the simple instructions.

Ivy Funds, InvestEd Portfolios, Ivy Variable Insurance Portfolios

JOINT SPECIAL MEETINGS OF THE SHAREHOLDERS ON APRIL 1, 2021

The undersigned, having received Notice of the April 1, 2021 Joint Special Meetings of Shareholders (the "Meetings") of Ivy Funds, InvestEd Portfolios and Ivy Variable Insurance Portfolios (the "Trusts"), on behalf of each of their series (each, a "Fund" and collectively, the "Funds") and the related Joint Proxy Statement, hereby appoints Jennifer K. Dulski and Scott J. Schneider as proxies, each with full power of substitution and revocation, to represent the undersigned and to vote all shares of the Fund(s) that the undersigned is entitled to vote at the Meetings to be held via audio teleconference on April 1, 2021 at 10:30 a.m., Central Time ("First Meeting") and at 12:00 p.m., Central Time ("Second Meeting"), and any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares previously given. This instruction may be revoked at any time prior to its exercise at the Meetings by execution of a subsequent proxy card, by written notice to the Secretary of the Trusts or by voting via audio teleconference at the Meetings.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)

This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable   Sign in the box above.

Date ____________________

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

IvyOV 100044 0421

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
for this Joint Special Meeting of Shareholders to be held on April 1, 2021. Please refer to the Proxy Statement for a discussion of each of these matters. The Proxy Statement for this meeting is available at www.eproxyaccess.com/ivy2021

This card represents all of your accounts with the same registration and address.

YOUR FUNDS	YOUR FUNDS	YOUR FUNDS
FundName1	FundName2	FundName3
FundName4	FundName5	FundName6

This proxy is solicited on behalf of the Board of Trustees of each Trust. It will be voted as specified. **If no specification is made, the proxy shall be voted IN FAVOR of each proposal.** If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH PROPOSAL.

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

FIRST MEETING PROPOSAL:

				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
(01)	Jerome D. Abernathy	(08)	Lucinda S. Landreth	☐	☐	☐
(02)	Thomas L. Bennett	(09)	Sandra A. J. Lawrence			
(03)	Ann D. Borowiec	(10)	Frances A. Sevilla-Sacasa			
(04)	Joseph W. Chow	(11)	Thomas K. Whitford			
(05)	H. Jeffrey Dobbs	(12)	Christianna Wood			
(06)	John A. Fry	(13)	Janet L. Yeomans			
(07)	Joseph Harroz, Jr.	(14)	Shawn K. Lytle			

*Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line below.

____

SECOND MEETING PROPOSALS:

To vote all Funds FOR ☐ To vote all Funds AGAINST ☐ To ABSTAIN votes for all Funds ☐, or vote separately by Fund(s) below. If you own the same fund in multiple accounts, that fund name will appear multiple times.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 FundName1	☐	☐	☐	02 FundName2	☐	☐	☐
03 FundName3	☐	☐	☐	04 FundName4	☐	☐	☐
05 FundName5	☐	☐	☐	06 FundName6	☐	☐	☐

To vote all Funds FOR ☐ To vote all Funds AGAINST ☐ To ABSTAIN votes for all Funds ☐, or vote separately by Fund(s) below. If you own the same fund in multiple accounts, that fund name will appear multiple times.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 FundName1	☐	☐	☐	02 FundName2	☐	☐	☐
03 FundName3	☐	☐	☐	04 FundName4	☐	☐	☐
05 FundName5	☐	☐	☐	06 FundName6	☐	☐	☐

PLEASE BE SURE TO SIGN, DATE AND RETURN ALL PAGES OF THIS CARD IN THE ENCLOSED ENVELOPE. IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS CARD.

IvyOV_100044_0421